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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number ___811-05685

Williamsburg Investment Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

W. Lee H. Dunham, Esq.

Sullivan & Worcester LLP       One Post Office Square      Boston, Massachusetts 02109

(Name and address of agent for service)

Registrant's telephone number, including area code:  (513) 587-3400

Date of fiscal year end:         March 31, 2010

Date of reporting period:       March 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Davenport Core Fund

ANNUAL REPORT March 31, 2010

THE DAVENPORT CORE FUND LETTER TO SHAREHOLDERS	May 10, 2010

Dear Shareholders,

The following chart represents The Davenport Core Fund’s (the “Fund”) performance and the performance of the S&P 500 Index* (“S&P 500”), the Fund’s primary benchmark, for the periods ended March 31, 2010.

	Q1 2010	1 Year	3 Years**	5 Years**	10 Years**	Since Inception** (1/15/98)	Gross Expense Ratio:
DAVPX	4.94%	45.20%	-1.75%	2.70%	1.06%	3.62%	1.00%
S&P 500	5.39%	49.77%	-4.17%	1.92%	-0.65%	3.49%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-281-3217.

*
The S&P 500 Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

**	Annualized.

Market Commentary

Equity markets continued to plow forward in the first quarter. Right after a weak January (S&P 500 down 3.6%) that had some investors convinced the rally was over, stocks once again managed to find their footing and enjoyed solid gains in both February and March. All told, the S&P 500 and Russell 2000 Index (“Russell 2000”) advanced 5.39% and 8.85%, respectively, during the quarter. As evidenced by the outsized gain in the Russell 2000, which is comprised of smaller companies, investors continued to prefer riskier companies. Ongoing signs of economic recovery have clearly raised investors’ comfort levels. Consumer Discretionary and Financials stocks have been particularly strong as many have begun to expect a recovery in employment and real estate trends. Employment gains may be the stubborn ingredient in the mix.

So why does the market keep marching higher? Well, there’s certainly a confluence of factors at play, but we believe a couple of things are especially notable. For one, corporate earnings continue to impress investors. We recently discussed the potential for expanding profit margins given greatly reduced cost structures. This has come to fruition with more speed and vigor than many expected. Second, cash continues to yield virtually nothing in this low interest rate environment. A year ago, investors coveted cash. We’ve now done an about face and investors want anything but cash. This has increased the relative appeal of stocks, which look attractive versus alternatives. In fact, many stocks appear to offer a better deal than fixed income investments due to their appealing free cash flows and dividends.

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This argument may be getting old, but we continue to think we may see a relatively low growth environment over the next couple of years. We are not bears, nor are we calling for a “double dip” recession, but there are some headwinds to consider. Because of these headwinds, we do not feel it is time to go “pedal to the metal” from a risk perspective. We sometimes get the sense that investors are begrudgingly upping the risk profiles of their portfolios as the market grinds higher. It can be hard to resist this temptation, especially in such a low interest rate environment, but caving in can result in mistakes. We certainly own stocks, but continue to have an emphasis on relatively stable businesses.

Rising government budget deficits give us pause. In our view, governments may be forced to enter a new era of fiscal restraint in order to restore confidence in both their currencies and borrowing capabilities. Greece has been in the spotlight recently, but this is a global phenomenon. Here in the U.S., we are very likely to see higher taxes and lower government spending to help offset bailouts, stimulus efforts and recent health care legislation. Such actions could depress global economic growth. It also seems inevitable that interest rates will go higher. This is a negative for most asset classes, including equities.

We believe the importance of sound capital allocation is a theme worth re-emphasizing. A management team that spends money wisely is always a key consideration for us when evaluating a company; however, we think this becomes even more relevant in a low growth environment. Management teams are typically confronted with numerous options including internal growth projects, acquisitions, debt reduction, share repurchases and/or dividends. Just as you look to us to make smart decisions when choosing from a menu of investments, we look to corporate leaders to choose correctly from this menu of options. Those who do so can create value that is somewhat independent of the whims of the economy. Our job then becomes one of both analyzing company fundamentals and management.

In keeping with the theme of capital allocation, we have noticed a pickup in dividend activity. We have recently seen a number of dividend increases from companies in the Fund. Many of these companies have solid balance sheets and are generating significant cash. Furthermore, in a slower economic environment there is less of a need to invest in growth endeavors such as increased production capacity. Management teams that are good stewards of capital should recognize that returning more cash to shareholders may now make more sense. We expect to see more in the way of dividend hikes and remind investors that dividends have historically played a very important role in total returns for equities.

In summary, we are pleased to be off to a good start this year. The Fund has enjoyed solid gains and we think it is well positioned for the future. That said, we continue to have realistic expectations and a somewhat defensive bias in the Fund. We are somewhat perplexed by the consistent gains of the market, which at times seem illogical. Should things cool off a bit, we believe simple concepts like dividends and relatively predictable growth will have more appeal. We thank you for your trust and look forward to reporting back to you after the second quarter.

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The Fund

Continuing their momentum from the last calendar year, equity markets finished the March quarter on a strong note. The S&P 500 advanced 5.39% in fiscal Q4, closing out the year ended March 31, 2010 with a total return of 49.77%. The Fund also enjoyed robust gains on the year, although it lagged the S&P slightly. While it would have been nice to have exceeded the benchmark, we are pleased with our returns, especially when considering the Fund’s somewhat conservative positioning. Furthermore, we are encouraged that our performance is favorable over the past three years, which have to some extent reflected a mini market cycle (modest gains in 2007, a collapse in 2008 and a surge in 2009).

The Information Technology sector was a major contributor to market gains for the year. We enjoyed strong advances from holdings such as Apple (AAPL), Google (GOOG) and Microsoft (MSFT). However, more value oriented names such as Nokia (NOK), Automatic Data Processing (ADP) and Accenture (ACN) were sources of relative underperformance. Heading into the next fiscal year, we remain modestly overweight in Information Technology given its good growth prospects, solid balance sheets, international exposure and reasonable valuations.

The Energy sector was a source of strong absolute and relative results. Occidental Petroleum (OXY) was a standout in this group. Albeit in a few names, our overweight stance in the Materials sector benefited performance given solid advances from Albemarle Corp (ALB). Rising living standards in emerging economies creating demand for energy, food and materials appears to be a powerful trend.

The Telecommunication Services sector was also a bright spot. Despite being underweight in the group, names such as Millicom International (MICC) and American Tower (AMT) made heroic advances relative to more sluggish names in the S&P 500. We think these companies should continue to prosper given the ongoing global wireless/mobile internet boom.

In the Consumer Staples arena, SABMiller (SBMRY) stood out as a top performer as the company’s emerging market growth opportunities garnered more attention. Other names such as Walgreens (WAG) and Diageo (DEO) also helped to bolster results within the group. Despite the robust performance of Amazon (AMZN), we lagged the S&P 500 for the year in the Consumer Discretionary category. While names such as Carnival (CCL) and Disney (DIS) started to come to life in fiscal Q4, more sluggish names such as Nike (NKE) and Lowe’s (LOW) served as a drag on relative results.

Within the Financials sector, the Fund’s bias towards less credit sensitive entities was a drag on relative performance as we navigated a period in which investors gravitated towards higher risk names. Within the group, asset managers such as T. Rowe Price (TROW) and Brookfield Asset Management (BAM), in addition to regional bank BB&T (BBT), were sources of relative outperformance. On the other end of the spectrum, specialty insurers such as Berkshire Hathaway (BRK’B) and Markel (MKL) negatively affected relative performance.

The Health Care sector was a mild source of relative outperformance for the year. While our underweight stance during the year was the main reason for this, one of our

4

more recently purchased stocks, Novo Nordisk (NVO), was a source of solid relative performance.

After surviving a tumultuous 2008 and holding our own through what was at times a spring-loaded 2009, we look forward to and hope for a more “normal” 2010. In this environment, we believe that our focus on companies with strong balance sheets, relatively predictable growth profiles and reasonable valuations will bear fruit. Moreover, we still think large cap domestic multinationals offer some of the most reasonable values in the marketplace.

New Positions

AutoZone, Inc. (AZO) is the largest specialty auto retailer in the U.S., selling auto parts and accessories to both mechanics and “do it yourself” customers. Industry tailwinds such as the rising average age of vehicles and domestic dealership closings helped the company weather the recent downturn and should continue to support profits. A renewed focus on share gains in the commercial/”do it for me” category represents an additional opportunity for growth. Over time, we expect the company’s industry leading margins and robust cash flows to support further value enhancing initiatives such as share repurchases and debt reduction. Finally, at under 11x 2011 EPS forecasts, we think the stock is an attractive value.

Becton, Dickinson and Company (BDX) is a leading innovator and supplier of medical devices employed in injection and infusion-based drug delivery, specimen collection (involving use of needles and syringes) along with diagnostic and research tools utilized in life sciences R&D. We are attracted to the solid growth characteristics of the company’s core medical business whose more “basic” products should continue to track demographic trends tied to a growing and aging population. Furthermore, we look for the company’s more economically sensitive biosciences business to benefit from global stimulus efforts in addition to general improvement in R&D budgets. In our opinion, BDX is an industry leader with a strong balance sheet, solid growth trajectory and an attractive valuation. BDX also pays a $1.48 dividend which yields 1.9% at current levels.

Increased Positions

Fiserv, Inc. (FISV) is the leading provider of information management and electronic commerce systems for the financial industry. Core processing (i.e. posting checks, tracking and processing payments, managing accounts, and maintaining security) represents roughly 50% of company revenue with the remaining portion coming from the company’s payments segment (electronic bill pay, debit, online banking, etc). Each of these businesses is a market leader with a high recurring revenue component and strong contract renewal rates. The company has done an enviable job of weathering the financial crisis and expects to return to organic growth in 2010. Given the scalability and low cost nature of the company’s operating platform, FISV should exhibit meaningful operating leverage while generating robust cash flow growth as revenues recover. We believe the company can grow earnings per share (EPS) at a low to mid double digit pace while using its strong free cash flow (FCF) to pay down debt, make acquisitions and buy back stock.

5

FPL Group, Inc. (FPL) is a regulated utility serving 4.5 million customers in southern Florida. The company’s NextEra resources segment makes it the largest wind developer in the U.S., positioning the company well for current and upcoming legislation/initiatives focused on controlling carbon emissions and promoting the development of renewable resources. FPL has a strong balance sheet and pays a well covered dividend of $2.00 which yields roughly 4.1% at current levels.

QUALCOMM, Inc. (QCOM) surpassed Texas Instruments (TXN) in mid-2007 to become the largest supplier of semiconductor solutions to wireless handset manufacturers. Roughly one third of the company’s revenues come from its industry-leading wireless patent portfolio; providing a solid, recurring income stream to help finance the company’s massive R&D effort ($2.6 billion in 2009, far more than competitors). Looking ahead, we are encouraged by meaningful opportunities in the growing wireless handset market and are comforted by the company’s dominant (and growing) share of the wireless semiconductor market. QCOM has no debt, $9.37 per share in cash and marketable securities, and trades at what we consider to be an attractive valuation.

Yahoo!, Inc. (YHOO) is a leading diversified player in the online advertising space, with #1 market share in display and #2 market share in search. The company has a 500 million user base and traffic leadership in several categories. Like all advertising stocks, the shares had taken a hit as corporations and small businesses pulled back on marketing budgets. Additionally, the shares suffered from a series of failed attempts to sell the company to Microsoft (MSFT), culminating in a recent deal between the two that left investors unsatisfied. While the aforementioned issues certainly warrant consideration, we believe the shares had come to discount a more draconian outlook than what is likely to occur. Moreover, we are attracted to the company’s valuation given its net cash position, leverage to a rebound in search and display advertising, and substantial interest in promising Asian e-commerce assets.

Sincerely,

Joseph L. Antrim, III
President, The Davenport Core Fund

6

THE DAVENPORT CORE FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
The Davenport Core Fund and the Standard & Poor's 500 Index

	Average Annual Total Returns(a) (for periods ended March 31, 2010)
	1 Year	5 Years	10 Years
The Davenport Core Fund	45.20%	2.70%	1.06%
Standard & Poor’s 500 Index	49.77%	1.92%	-0.65%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

7

THE DAVENPORT CORE FUND
PORTFOLIO INFORMATION March 31, 2010 (Unaudited)

Sector Concentration vs. the Standard & Poor’s 500 Index

Top Ten Equity Holdings
Security Description	% of Net Assets
Markel Corporation	2.5%
Albemarle Corporation	2.4%
Oracle Corporation	2.3%
United Technologies Corporation	2.2%
QUALCOMM, Inc.	2.2%
Wal-Mart Stores, Inc.	2.2%
PepsiCo, Inc.	2.2%
Microsoft Corporation	2.2%
Exxon Mobil Corporation	2.1%
Johnson & Johnson	2.1%

8

THE DAVENPORT CORE FUND
SCHEDULE OF INVESTMENTS March 31, 2010

Shares	COMMON STOCKS — 97.6%	Value
	Consumer Discretionary — 11.2%
11,336	AutoZone, Inc. (a)	$1,962,148
56,750	Carnival Corporation	2,206,440
95,089	Lowe’s Companies, Inc.	2,304,957
27,632	McDonald's Corporation	1,843,607
28,687	NIKE, Inc. - Class B	2,108,494
51,527	Omnicom Group, Inc.	1,999,763
68,967	Walt Disney Company (The)	2,407,638
		14,833,047
	Consumer Staples — 12.9%
28,240	Colgate-Palmolive Company	2,407,742
28,164	Diageo plc - ADR	1,899,662
43,748	PepsiCo, Inc.	2,894,368
36,407	Procter & Gamble Company (The)	2,303,471
82,947	SABMiller plc - ADR	2,422,882
62,664	Walgreen Company	2,324,208
52,835	Wal-Mart Stores, Inc.	2,937,626
		17,189,959
	Energy — 9.9%
34,566	Chevron Corporation	2,621,140
16,917	EOG Resources, Inc.	1,572,266
42,516	Exxon Mobil Corporation	2,847,722
28,265	Occidental Petroleum Corporation	2,389,523
32,053	Schlumberger Ltd.	2,034,083
18,976	Transocean Ltd. (a)	1,639,147
		13,103,881
	Financials — 14.0%
59,728	BB&T Corporation	1,934,590
31,000	Berkshire Hathaway, Inc. - Class B (a)	2,519,370
89,250	Brookfield Asset Management, Inc. - Class A	2,268,735
4,725	CME Group, Inc.	1,493,620
51,721	JPMorgan Chase & Company	2,314,515
9,003	Markel Corporation (a)	3,373,064
43,427	T. Rowe Price Group, Inc.	2,385,445
72,775	Wells Fargo & Company	2,264,758
		18,554,097
	Health Care — 10.3%
33,538	Abbott Laboratories	1,766,782
31,875	Becton, Dickinson and Company	2,509,519
42,119	Johnson & Johnson	2,746,159
29,691	Laboratory Corporation of America Holdings (a)	2,247,906
62,025	Merck & Company, Inc.	2,316,634
27,625	Novo Nordisk A/S - ADR	2,130,440
		13,717,440
	Industrials — 7.2%
28,094	Caterpillar, Inc.	1,765,708
33,673	Danaher Corporation	2,690,809
32,391	United Parcel Service, Inc. - Class B	2,086,304
40,151	United Technologies Corporation	2,955,515
		9,498,336

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THE DAVENPORT CORE FUND
SCHEDULE OF INVESTMENTS (Continued)

Shares	COMMON STOCKS — 97.6% (Continued)	Value
	Information Technology — 22.5%
52,700	Accenture Ltd. - Class A	$2,210,765
9,530	Apple, Inc. (a)	2,238,883
47,114	Automatic Data Processing, Inc.	2,095,160
101,915	Cisco Systems, Inc. (a)	2,652,847
50,918	Fiserv, Inc. (a)	2,584,598
3,839	Google, Inc. - Class A (a)	2,176,752
104,589	Intel Corporation	2,328,151
20,494	International Business Machines Corporation	2,628,355
98,489	Microsoft Corporation	2,882,773
121,067	Oracle Corporation	3,110,211
70,050	QUALCOMM, Inc.	2,941,399
118,300	Yahoo!, Inc. (a)	1,955,499
		29,805,393
	Materials — 5.5%
75,303	Albemarle Corporation	3,210,167
17,297	Potash Corporation of Saskatchewan, Inc.	2,064,397
24,839	Praxair, Inc.	2,061,637
		7,336,201
	Telecommunication Services — 2.6%
34,675	American Tower Corporation (a)	1,477,502
21,456	Millicom International Cellular S.A.	1,912,802
		3,390,304
	Utilities — 1.5%
42,067	FPL Group, Inc.	2,033,098

	Total Common Stocks (Cost $109,972,792)	$129,461,756

Shares	EXCHANGE-TRADED FUNDS — 1.4%	Value
32,374	SPDR® S&P® Biotech ETF (Cost $2,135,583)	$1,940,821

Shares	MONEY MARKET FUNDS — 1.4%	Value
1,842,095	First American Treasury Obligations Fund - Class Y, 0.00% (b) (Cost $1,842,095)	$1,842,095

	Total Investments at Value — 100.4% (Cost $113,950,470)	$133,244,672

	Liabilities in Excess of Other Assets — (0.4%)	(583,085)

	Net Assets — 100.0%	$132,661,587

(a)	Non-income producing security.

(b)	Variable rate security. The rate shown is the 7-day effective yield as of March 31, 2010.

ADR - American Depositary Receipt

See accompanying notes to financial statements.

10

THE DAVENPORT CORE FUND
STATEMENT OF ASSETS AND LIABILITIES March 31, 2010

ASSETS
Investments in securities:
At acquisition cost	$113,950,470
At market value (Note 1)	$133,244,672
Dividends receivable	155,348
Receivable for capital shares sold	107,924
Other assets	19,355
TOTAL ASSETS	133,527,299

LIABILITIES
Payable for capital shares redeemed	752,784
Accrued investment advisory fees (Note 3)	92,293
Accrued administration fees (Note 3)	15,800
Accrued compliance fees (Note 3)	1,450
Other accrued expenses	3,385
TOTAL LIABILITIES	865,712

NET ASSETS	$132,661,587

Net assets consist of:
Paid-in capital	$126,855,775
Undistributed net investment income	20,910
Accumulated net realized losses from security transactions	(13,509,300)
Net unrealized appreciation on investments	19,294,202
Net assets	$132,661,587

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	11,005,812

Net asset value, offering price and redemption price per share (Note 1)	$12.05

See accompanying notes to financial statements.

11

THE DAVENPORT CORE FUND
STATEMENT OF OPERATIONS Year Ended March 31, 2010

INVESTMENT INCOME
Dividends (Net of foreign tax of $25,930)	$2,037,131
Interest	106
TOTAL INVESTMENT INCOME	2,037,237

EXPENSES
Investment advisory fees (Note 3)	874,528
Administration fees (Note 3)	172,083
Custodian and bank service fees	18,734
Professional fees	17,788
Compliance service fees and expenses (Note 3)	16,817
Trustees’ fees and expenses	14,702
Registration fees	13,591
Printing of shareholder reports	13,280
Insurance expense	11,292
Postage and supplies	2,999
Other expenses	8,483
TOTAL EXPENSES	1,164,297

NET INVESTMENT INCOME	872,940

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses from security transactions	(1,188,524)
Net change in unrealized appreciation/depreciation on investments	42,183,572

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	40,995,048

NET INCREASE IN NET ASSETS FROM OPERATIONS	$41,867,988

See accompanying notes to financial statements.

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THE DAVENPORT CORE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2010	Year Ended March 31, 2009
FROM OPERATIONS
Net investment income	$872,940	$1,259,622
Net realized losses from security transactions	(1,188,524)	(12,016,458)
Net change in unrealized appreciation/depreciation on investments	42,183,572	(47,088,050)
Net increase (decrease) in net assets from operations	41,867,988	(57,844,886)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(865,302)	(1,246,350)
From net realized capital gains from security transactions	—	(3,235,173)
Decrease in net assets from distributions to shareholders	(865,302)	(4,481,523)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	11,590,012	18,040,702
Net asset value of shares issued in reinvestment of distributions to shareholders	821,362	4,278,733
Payments for shares redeemed	(13,110,640)	(23,433,413)
Net decrease in net assets from capital share transactions	(699,266)	(1,113,978)

TOTAL INCREASE (DECREASE) IN NET ASSETS	40,303,420	(63,440,387)

NET ASSETS
Beginning of year	92,358,167	155,798,554
End of year	$132,661,587	$92,358,167

UNDISTRIBUTED NET INVESTMENT INCOME	$20,910	$13,272

CAPITAL SHARE ACTIVITY
Shares sold	1,095,709	1,507,925
Shares reinvested	76,595	460,719
Shares redeemed	(1,220,427)	(2,184,995)
Net decrease in shares outstanding	(48,123)	(216,351)
Shares outstanding at beginning of year	11,053,935	11,270,286
Shares outstanding at end of year	11,005,812	11,053,935

See accompanying notes to financial statements.

13

THE DAVENPORT CORE FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2010	2009	2008	2007	2006
Net asset value at beginning of year	$8.36	$13.82	$14.75	$13.99	$13.08

Income (loss) from investment operations:
Net investment income	0.08	0.11	0.10	0.10	0.07
Net realized and unrealized gains (losses) on investments	3.69	(5.17)	0.53	1.28	1.17
Total from investment operations	3.77	(5.06)	0.63	1.38	1.24

Less distributions:
Dividends from net investment income	(0.08)	(0.11)	(0.10)	(0.10)	(0.07)
Distributions from net realized gains	—	(0.29)	(1.46)	(0.52)	(0.26)
Total distributions	(0.08)	(0.40)	(1.56)	(0.62)	(0.33)

Net asset value at end of year	$12.05	$8.36	$13.82	$14.75	$13.99

Total return (a)	45.20%	(36.85)%	3.44%	10.02%	9.48%

Net assets at end of year (000’s)	$132,662	$92,358	$155,799	$151,655	$148,923

Ratio of expenses to average net assets	1.00%	1.00%	0.96%	0.98%	0.98%

Ratio of net investment income to average net assets	0.75%	0.98%	0.60%	0.67%	0.50%

Portfolio turnover rate	25%	39%	37%	26%	39%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

14

THE DAVENPORT CORE FUND
NOTES TO FINANCIAL STATEMENTS March 31, 2010

1. Organization and Significant Accounting Policies

The Davenport Core Fund (the “Fund”) is a no-load, diversified series of the Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not incorporated in this report. The Fund began operations on January 15, 1998.

The Fund’s investment objective is long term growth of capital through investment in a diversified portfolio of common stocks. Current income is incidental to this objective and may not be significant.

The following is a summary of the Fund’s significant accounting policies:

Securities valuation — The Fund’s portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Short-term instruments (those with remaining maturities of 60 days or less) may be valued at amortized cost, which approximates market value.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using procedures established by and under the general supervision of the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

15

THE DAVENPORT CORE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2010 by security type:

	Level 1	Level 2	Level 3	Total
Common Stocks	$129,461,756	$—	$—	$129,461,756
Exchange-Traded Funds	1,940,821	—	—	1,940,821
Money Market Funds	—	1,842,095	—	1,842,095
Total	$131,402,577	$1,842,095	$—	$133,244,672

Refer to the Fund’s Schedule of Investments for a listing of the securities valued using Level 1 inputs by sector type.

Repurchase agreements — The Fund may enter into repurchase agreements. The repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into the repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed. If the seller defaults, the fair value of the collateral may decline and realization of the collateral by the Fund may be delayed or limited.

Share valuation — The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

Security transactions — Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses — Common expenses of the Trust are allocated among the funds within the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Distributions to shareholders — Dividends arising from net investment income are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. Dividends and distributions are recorded on the ex-dividend date. The tax character of distributions paid during the years ended March 31, 2010 and March 31, 2009 was as follows:

Year Ended	Ordinary Income	Long-Term Capital Gains	Total
March 31, 2010	$865,302	$—	$865,302
March 31, 2009	$1,246,350	$3,235,173	$4,481,523

16

THE DAVENPORT CORE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — It is the Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2010:

Cost of portfolio investments	$114,254,788
Gross unrealized appreciation	$23,116,973
Gross unrealized depreciation	(4,127,089)
Net unrealized appreciation	$18,989,884
Undistributed ordinary income	20,910
Capital loss carryforwards	(13,204,982)
Accumulated earnings	$5,805,812

The difference between the federal income tax cost and the financial statement cost is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These timing differences are temporary in nature and are due to the tax deferral of losses on wash sales.

As of March 31, 2010, the Fund had capital loss carryforwards of $13,204,982, of which $2,581,964 expires March 31, 2017 and $10,623,018 expires March 31, 2018. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions taken on Federal income tax returns for all open tax years (tax years ended March 31, 2007 through March 31, 2010) and concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

17

THE DAVENPORT CORE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

2. Investment Transactions

During the year ended March 31 2010, the cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, totaled $28,321,254 and $28,302,835, respectively.

3. Transactions with Affiliates

INVESTMENT ADVISORY AGREEMENT
The Fund’s investments are managed by Davenport & Company LLC (the “Adviser”) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .75% of its average daily net assets. Certain officers of the Trust are also officers of the Adviser.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (“Ultimus”), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, Ultimus receives a monthly fee from the Fund at an annual rate of .15% on its average daily net assets up to $25 million, .125% on the next $25 million of such assets and .10% on such assets in excess of $50 million, subject to a minimum monthly fee of $4,000, plus a shareholder recordkeeping fee at the annual rate of $10 per shareholder account in excess of 1,000 accounts. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund’s portfolio securities.

Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of the Fund’s shares and an affiliate of Ultimus. The Distributor receives no compensation from the Fund for acting as principal underwriter.

COMPLIANCE CONSULTING AGREEMENT
Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust’s Chief Compliance Officer and to administer the Trust’s compliance policies and procedures. For these services, the Fund pays Ultimus an annual base fee of $15,000 plus an asset-based fee equal to 0.01% per annum on average net assets in excess of $100 million. In addition, the Fund reimburses Ultimus for any out-of-pocket expenses incurred for providing these services.

4. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

18

THE DAVENPORT CORE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

6. Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 31, 2009 and others for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund’s financial statement disclosures.

19

THE DAVENPORT CORE FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The Davenport Core Fund of the Williamsburg Investment Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Davenport Core Fund (the “Fund”) (a series of the Williamsburg Investment Trust) as of March 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Davenport Core Fund at March 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
May 27, 2010

20

THE DAVENPORT CORE FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Fund:

	Trustee	Address	Age	Position Held with the Trust	Length of Time Served
*	Charles M. Caravati, Jr.	931 Broad Street Road Manakin-Sabot, VA	73	Chairman and Trustee	Since June 1991
*	Austin Brockenbrough III	1802 Bayberry Court, Suite 400 Richmond, VA	73	Trustee	Since September 1988
*	John T. Bruce	800 Main Street Lynchburg, VA	56	Trustee	Since September 1988
	Robert S. Harris	100 Darden Boulevard Charlottesville, VA	60	Trustee	Since January 2007
	J. Finley Lee, Jr.	448 Pond Apple Drive North Naples, FL	70	Trustee	Since September 1988
	Richard L. Morrill	University of Richmond Richmond, VA	70	Trustee	Since March 1993
	Harris V. Morrissette	100 Jacintoport Boulevard Saraland, AL	50	Trustee	Since March 1993
	Samuel B. Witt III	302 Clovelly Road Richmond, VA	74	Trustee	Since November 1988
	Joseph L. Antrim III	One James Center 901 E. Cary Street Richmond, VA	64	President	Since November 1997
	John P. Ackerly IV	One James Center 901 E. Cary Street Richmond, VA	46	Vice President	Since November 1997
	Robert G. Dorsey	225 Pictoria Drive, Suite 450 Cincinnati, OH	53	Vice President	Since November 2000
	Mark J. Seger	225 Pictoria Drive, Suite 450 Cincinnati, OH	48	Treasurer	Since November 2000
	John F. Splain	225 Pictoria Drive, Suite 450 Cincinnati, OH	53	Secretary	Since November 2000
	Tina H. Bloom	225 Pictoria Drive, Suite 450 Cincinnati, OH	41	Chief Compliance Officer	Since August 2006

*
Messrs. Bruce and Brockenbrough, as affiliated persons of investment advisers to the Trust, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III, an officer of The Jamestown Funds, which are other portfolios of the Trust.

21

THE DAVENPORT CORE FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Each Trustee oversees nine portfolios of the Trust, including the Fund. The principal occupations of the Trustees and executive officers of the Fund during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of Lowe, Brockenbrough & Company, Inc. (an investment advisory firm). He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O’Grady & Co., Inc. (a global asset manager).

John T. Bruce is a Principal of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

Robert S. Harris is the C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was previously the dean at Darden. Professor Harris has published widely on corporate finance, financial markets and mergers and acquisitions and has served as a consultant to corporations and government agencies.

J. Finley Lee, Jr. is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina.

Richard L. Morrill serves as President of the Teagle Foundation (charitable foundation) and Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (specialty chemical manufacturer).

Harris V. Morrissette is President of China Doll Rice and Beans Inc. and Dixie Lily Foods. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company). In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Samuel B. Witt III is the retired Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

Joseph L. Antrim III is Executive Vice President of the Adviser.

John P. Ackerly IV is Senior Vice President and Portfolio Manager of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Tina H. Bloom is Vice President of Administration of Ultimus Fund Solutions, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-800-281-3217.

22

THE DAVENPORT CORE FUND
YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. These ongoing costs, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2009 through March 31, 2010).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,122.40	$5.24
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.00	$4.99

*	Expenses are equal to the Fund’s annualized expense ratio of 0.99% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

23

THE DAVENPORT CORE FUND
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-281-3217, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-281-3217, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-800-281-3217. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A complete listing of portfolio holdings for the Fund is updated daily and can be reviewed at the Fund’s website at http://www.investdavenport.com.

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended March 31, 2010, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $865,302 as taxed at a maximum rate of 15%. For the fiscal year ended March 31, 2010, 100% of the dividends paid from ordinary income by the Fund qualified for the dividends received deduction for corporations. Complete information will be computed and reported in conjunction with your 2010 Form 1099-DIV.

24

THE DAVENPORT CORE FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At an in-person meeting held on February 9, 2010, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of the Investment Advisory Agreement with the Adviser on behalf of The Davenport Core Fund. Below is a discussion of the factors considered by the Board of Trustees along with the conclusions with respect thereto that formed the basis for the Board’s approval.

In selecting the Adviser and approving the continuance of the Investment Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreement. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of the Adviser.

The Trustees’ evaluation of the quality of the Adviser’s services took into account their knowledge and experience gained through meetings with and reports of the Adviser’s senior management over the course of the preceding year. Both short-term and long-term investment performance of the Fund was considered. The Fund’s performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives and to the Adviser’s comparably managed private accounts. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, were considered in light of the Fund’s compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund’s independent public accounting firm in periodic meetings with the Trust’s Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the Investment Advisory Agreement, the Trustees compared the advisory fees and overall expense levels of the Fund with those of competitive funds with similar investment objectives as well as the private accounts managed by the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser’s profitability with respect to the Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Fund, but also so-called “fallout” benefits to the Adviser. The Trustees also considered the fact that all of the Fund’s portfolio trades were executed by the Adviser at no cost to the Fund. In evaluating the Fund’s advisory fees, the Trustees took into account the complexity and quality of the investment management of the Fund.

Based upon their review of this information, the Independent Trustees concluded that: (i) although the performance of the Fund during 2009 lagged the returns of its primary benchmark (the S&P 500 Index) and the Lipper average for comparably managed funds, its longer term performance (i.e., for 3 years, 5 years and 10 years) has exceeded the returns of those benchmarks, suggesting that the Fund has delivered solid risk-adjusted returns over a full market cycle; (ii) although the advisory fees payable to the Adviser are in the higher range of fees for other comparably managed

25

THE DAVENPORT CORE FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

funds, the Independent Trustees believe the fees to be reasonable given the scope and quality of services provided by the Adviser; (iii) the total operating expense ratio of the Fund is lower than the average expense ratio for comparably managed funds, according to statistics derived from Morningstar, Inc., and (iv) the Adviser has further benefited the Fund’s shareholders by executing portfolio transactions at no cost to the Fund and providing services to the shareholders.

Given the current size of the Fund and its expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the “fallout” benefits to, and the profitability of, the Adviser with respect to the Fund, but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Fund.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of the Fund and its shareholders to continue the Investment Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

26

THE DAVENPORT CORE FUND

Investment Adviser
Davenport & Company LLC
One James Center
901 East Cary Street
Richmond, Virginia 23219-4037

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
1-800-281-3217

Custodian
US Bank NA
425 Walnut Street
Cincinnati, Ohio 45202

Independent Registered Public
Accounting Firm
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

Legal Counsel
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

Board of Trustees
Austin Brockenbrough III
John T. Bruce
Charles M. Caravati, Jr.
Robert S. Harris
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette
Samuel B. Witt III

Officers
Joseph L. Antrim III, President
John P. Ackerly IV, Vice President

Davenport & Company LLC
One James Center
901 East Cary Street
Richmond, VA 23219

Member: NYSE • SIPC

Toll Free: (800) 846-6666
www.investdavenport.com

FBP Value Fund FBP Balanced Fund Annual Report March 31, 2010 No-Load Funds

Letter to Shareholders	May 12, 2010

We are pleased to report on your Funds and their investments for the annual period ended March 31, 2010.

What a difference a year can make. Last year at this time we were just recovering from one of the most difficult bear markets in history and were in the grips of a worldwide recession. Today, most economies have improved and we are enjoying a very powerful stock market rally. The S&P 500 Index returned 49.77% over the twelve months ended March 31, 2010 - one of the best years on record. This has been quite a recovery, but not surprising considering the low levels reached in early of March of 2009. Every sector in the S&P 500 Index posted positive returns, with Financials producing the strongest gains. Again not surprising as this was the most devastated sector during the bear market.

The FBP Value Fund and the FBP Balanced Fund each produced very strong returns over this period, rising 62.84% and 44.01%, respectively. The key to achieving these results was staying true to our investment philosophy and process. We believed that tremendous values had been created during the weakness of the bear market. By sticking with our disciplines, we were able to stay invested a year ago when others may have become too conservative. Our investment team worked to improve the quality of the equity holdings and to maintain sufficient equity exposure in the Balanced Fund. Therefore, as the recovery has unfolded, the performance of the equities in the Funds drove the Funds’ returns. And just as with the S&P 500 Index, all sectors held by the Funds produced positive results. The Energy sector was the strongest performer, driven by Pioneer Natural Resources (+243%) and BJ Services (+122%). Industrials were quite strong relative to the S&P 500 Index with Ingersoll-Rand (+157%) a large contributor. Financials were also a major contributor. We had reduced the exposure to the Financials sector early in 2009, but the Funds maintained a higher weight than the S&P 500 Index and produced a higher return. JPMorgan Chase (+69%) and Lincoln National (+360%) provided the most lift in this sector. Two sectors, Materials and Consumer Staples, contributed negatively on a relative basis. While both sectors were up nicely, a combination of weighting and relative return produced the slight detraction. The best individual stock was Wyndham Worldwide (+521%), just recently eliminated from the Funds, and the worst was Watson Pharmaceuticals (+2%), which was sold early in the fiscal year.

Just as investors began to feel more comfortable with the equity markets, several significant events occurred: The rise in risk premiums due to Greece’s financial problems and market weakness in China seem to be tipping points, and most likely are accompanying a near-term correction in equity prices. We are not surprised; as we believed the markets had been due to adjust following the past year’s powerful run. The exaggerated price swings witnessed on May 7th have unnerved many and will surely lead to some changes in trading rules, hopefully to minimize such occurrences in the future. The public turmoil in opposition to necessary austerity measures resulting from Greece’s large debt load is indeed troubling. The rest of Europe has prepared a financial

2

rescue package to allow Greece to work out of its difficulties over time. But this should be a warning signal to any country that takes on too much debt, whatever its reason.

While the recession most likely ended sometime in the second half of 2009 and economic growth is improved, the strength and longevity of this cycle remain uncertain. We expect domestic GDP growth to be in the 3% to 3.5% range for the calendar year, a decent economic environment. Unemployment remains high at 9.7%, but is down from its seasonally-adjusted peak last year of 10.1%. We expect the unemployment rate, which is traditionally a lagging indicator, to improve gradually as the economy continues to gain traction. Some evidence of this improvement is already appearing, with unemployment claims recently making an 18-month low. Understandably, consumer spending remains subdued, and consumers are continuing to deleverage their balance sheets. Expectations for spending are very low, so even minor upticks in retail sales numbers are being favorably received by investors. We believe a pickup in corporate spending will be a key driver of the economic recovery. During the uncertainty of the recession, companies became reluctant to spend and began hoarding cash. We expect that, as managements see continued economic improvement, they will loosen their purse strings and invest in capital projects, technology and payrolls. The credit markets have normalized, but there are signs that bank lending hasn’t returned to normal levels yet. As bank balance sheets continue to improve over time, lending should pick up and provide additional fuel for the recovering economy.

With interest rates at historically low levels, equity valuation levels reasonable, skepticism still abundant and a decade of very low returns behind us, we are quite optimistic about the potential for stocks to perform well over the long term. During the downturn, many companies cut costs and should be better positioned to generate relatively strong earnings in a gradually improving economic environment. Our focus is to build the Funds’ portfolios with companies trading at substantial discounts to our estimated values. We want to understand the businesses we invest in and to understand the drivers of future value. Strong financial flexibility, excess cash flow generation, revenue and margin potential and competitive position are some of the key factors we consider.

The bond market is ending a multiyear period of relatively strong performance, just as one would expect with interest rates moving to record low levels. As the economy improves, the potential for interest rates to rise is quite likely, which will offer an unattractive return profile for bonds, whose prices move inversely to interest rates. Our current strategy is to maintain short maturities to protect principal value. With government yields so low, our focus will be more on opportunities in investment-grade corporate bonds through which we can generate higher income for the Balanced Fund.

This month we are celebrating our twenty-fifth year as Flippin, Bruce & Porter. Much has changed over the years. Our firm has grown and as a result we have more depth and experience. We have had the pleasure of working with many excellent employees and seeing their families grow up among us. The dynamics of the markets change through time. Now both domestic and global events shape the markets, and we are constantly challenged to understand what is occurring and to invest accordingly. What will never

3

change, however, is our dedication to you, our clients, who have placed your confidence and trust in us. We appreciate you as our client and look forward each day to come to work on your behalf.

Please visit our website at www.fbpfunds.com for information on your Funds and the investment philosophy and process we utilize to achieve their investment objectives.

John T. Bruce, CFA
President - Portfolio Manager
May 12, 2010

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Updated performance information, current through the most recent month-end, is available by contacting the Funds at 1-866-738-1127.

This report is submitted for the general information of the shareholders of the Funds. It reflects our views, opinions and portfolio holdings as of March 31, 2010, the end of the reporting period. These views are subject to change at any time based upon market or other conditions. For more current information throughout the year please visit www.fbpfunds.com or call the Funds at 1-866-738-1127. This report is not authorized for distribution to prospective investors in the Funds unless accompanied by a current prospectus. Distributed by Ultimus Fund Distributors, LLC

4

THE FLIPPIN, BRUCE & PORTER FUNDS COMPARATIVE PERFORMANCE CHARTS (Unaudited)

Performance for each Fund is compared to the most appropriate broad-based index, the S&P 500 Index, an unmanaged index of 500 large common stocks. Over time, this index has the potential to outpace the FBP Balanced Fund, which normally maintains at least 25% of its investable assets in bonds. Balanced funds have the growth potential to outpace inflation, but they will typically lag a 100% stock index over the long term because of the bond portion of their portfolios. However, the advantage of the bond portion is that it can make the return and principal of a balanced fund more stable than a portfolio completely invested in stocks. Results are also compared to the Consumer Price Index, a measure of inflation.

5

THE FLIPPIN, BRUCE & PORTER FUNDS COMPARATIVE PERFORMANCE CHARTS (Unaudited) (Continued)

Average Annual Total Returns(a) (for periods ended March 31, 2010)
	1 Year	5 Years	10 Years
FBP Value Fund	62.84%	-0.17%	2.71%
FBP Balanced Fund	44.01%	2.02%	3.94%
Standard & Poor’s 500 Index	49.77%	1.92%	-0.65%
Consumer Price Index	2.13%	2.47%	2.55%

(a)
Total returns are a measure of the change in value of an investment in the Funds over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Funds. Returns do not reflect the deduction of taxes a shareholder would pay on the Funds’ distributions or the redemption of Fund shares.

6

FBP VALUE FUND PORTFOLIO INFORMATION MARCH 31, 2010 (Unaudited)

General Information			Asset Allocation
Net Asset Value Per Share	$19.42
Total Net Assets (Millions)	$28.6
Current Expense Ratio	1.07%
Portfolio Turnover	21%
Fund Inception Date	7/30/93

Stock Characteristics	FBP Value Fund	S&P 500 Index
Number of Stocks	43	500
Weighted Avg Market Capitalization (Billions)	$63.4	$82.1
Price-to-Earnings Ratio (IBES 1 Yr. Forecast EPS)	12.6	14.2
Price-to-Book Value	2.0	2.2

Sector Diversification vs. the S&P 500 Index

Ten Largest Equity Holdings	% of Net Assets
JPMorgan Chase & Company	4.7%
Travelers Companies, Inc. (The)	3.8%
McGraw-Hill Companies, Inc. (The)	3.1%
SUPERVALU, Inc.	3.0%
Sealed Air Corporation	3.0%
Johnson & Johnson	3.0%
Willis Group Holdings plc	3.0%
Devon Energy Corporation	2.9%
Hewlett-Packard Company	2.8%
Ingersoll-Rand plc	2.7%

7

FBP BALANCED FUND PORTFOLIO INFORMATION MARCH 31, 2010 (Unaudited)

General Information		Asset Allocation
Net Asset Value Per Share	$15.49
Total Net Assets (Millions )	$45.5
Current Expense Ratio	1.00%
Portfolio Turnover	24%
Fund Inception Date	7/3/89

Common Stock Portfolio (72.5% of Net Assets)
Number of Stocks	52	Ten Largest Equity Holdings	% of Net Assets
Weighted Avg Market Capitalization (Billions)	$64.2	JPMorgan Chase & Company	3.0%
Price-to-Earnings Ratio (IBES 1 Yr. Forecast EPS)	12.4	International Business Machines Corporation	2.7%
Price-to-Book Value	2.0	Travelers Companies, Inc. (The)	2.5%
		McGraw-Hill Companies, Inc. (The)	2.0%
Five Largest Sectors	% of Net Assets	Johnson & Johnson	2.0%
Information Technology	12.6%	SUPERVALU, Inc.	2.0%
Financials	11.1%	Devon Energy Corporation	2.0%
Consumer Staples	10.5%	Sealed Air Corporation	1.9%
Industrials	9.1%	Willis Group Holdings plc	1.9%
Consumer Discretionary	7.7%	Hewlett-Packard Company	1.9%

Fixed-Income Portfolio (20.7% of Net Assets)
Number of Fixed-Income Securities	12	Sector Breakdown	% of Net Assets
Average Quality	A	U.S. Treasury	1.7%
Average Weighted Maturity	1.9 yrs	U.S. Government Agency	1.7%
Average Effective Duration	1.8 yrs	Corporate	17.3%

8

FBP VALUE FUND SCHEDULE OF INVESTMENTS March 31, 2010

COMMON STOCKS — 96.5%	Shares	Value
Consumer Discretionary — 11.4%
H&R Block, Inc.	16,000	$284,800
Home Depot, Inc. (The)	21,000	679,350
KB Home	23,000	385,250
Kohl's Corporation (a)	8,000	438,240
Macy's, Inc.	26,500	576,905
McGraw-Hill Companies, Inc. (The)	25,000	891,250
		3,255,795
Consumer Staples — 14.3%
Avon Products, Inc.	11,600	392,892
CVS Caremark Corporation	16,500	603,240
Kimberly-Clark Corporation	9,000	565,920
SUPERVALU, Inc.	52,000	867,360
Sysco Corporation	10,000	295,000
Walgreen Company	19,000	704,710
Wal-Mart Stores, Inc.	12,000	667,200
		4,096,322
Energy — 8.5%
Chevron Corporation	3,800	288,154
Devon Energy Corporation	13,100	844,033
Pioneer Natural Resources Company	12,800	720,896
Royal Dutch Shell plc - Class A - ADR	10,000	578,600
		2,431,683
Financials — 16.9%
Comerica, Inc.	14,000	532,560
First American Corporation	10,000	338,400
JPMorgan Chase & Company	30,000	1,342,500
Lincoln National Corporation	23,000	706,100
Travelers Companies, Inc. (The)	20,000	1,078,800
Willis Group Holdings plc	27,000	844,830
		4,843,190
Health Care — 10.8%
Amgen, Inc. (a)	8,400	501,984
Johnson & Johnson	13,000	847,600
Merck & Company, Inc.	16,000	597,600
Pfizer, Inc.	42,000	720,300
WellPoint, Inc. (a)	6,300	405,594
		3,073,078
Industrials — 13.2%
Avery Dennison Corporation	17,900	651,739
FedEx Corporation	5,800	541,720
General Electric Company	33,000	600,600
Ingersoll-Rand plc	22,500	784,575
Lockheed Martin Corporation	7,900	657,438
Masco Corporation	35,000	543,200
		3,779,272

9

FBP VALUE FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 96.5% (Continued)	Shares	Value
Information Technology — 18.4%
Cisco Systems, Inc. (a)	22,000	$572,660
Computer Sciences Corporation (a)	14,000	762,860
Dell, Inc. (a)	50,000	750,500
Flextronics International Ltd. (a)	84,000	658,560
Hewlett-Packard Company	15,000	797,250
International Business Machines Corporation	6,000	769,500
Microsoft Corporation	23,000	673,210
Western Union Company (The)	16,900	286,624
		5,271,164
Materials — 3.0%
Sealed Air Corporation	41,100	866,388

Total Common Stocks (Cost $22,054,024)		$27,616,892

MONEY MARKET FUNDS — 2.2%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.04% (b) (Cost $632,035)	632,035	$632,035

Total Investments at Value — 98.7% (Cost $22,686,059)		$28,248,927

Other Assets in Excess of Liabilities — 1.3%		367,673

Total Net Assets — 100.0%		$28,616,600

ADR - American Depositary Receipt

(a)	Non-income producing security.

(b)	Variable rate security. The rate shown is the 7-day effective yield as of March 31, 2010.

See accompanying notes to financial statements.

10

FBP BALANCED FUND SCHEDULE OF INVESTMENTS March 31, 2010

COMMON STOCKS — 72.5%	Shares	Value
Consumer Discretionary — 7.7%
H&R Block, Inc.	17,000	$302,600
Home Depot, Inc. (The)	23,000	744,050
KB Home	26,000	435,500
Kohl's Corporation (a)	7,500	410,850
Macy's, Inc.	32,000	696,640
McGraw-Hill Companies, Inc. (The)	26,000	926,900
		3,516,540
Consumer Staples — 10.5%
Avon Products, Inc.	12,000	406,440
CVS Caremark Corporation	17,500	639,800
Kimberly-Clark Corporation	9,300	584,784
Philip Morris International, Inc.	6,500	339,040
SUPERVALU, Inc.	54,000	900,720
Sysco Corporation	11,600	342,200
Walgreen Company	22,000	815,980
Wal-Mart Stores, Inc.	13,500	750,600
		4,779,564
Energy — 7.5%
BP plc - ADR	5,000	285,350
Chevron Corporation	4,000	303,320
ConocoPhillips	12,500	639,625
Devon Energy Corporation	13,900	895,577
Pioneer Natural Resources Company	13,000	732,160
Royal Dutch Shell plc - Class A - ADR	10,000	578,600
		3,434,632
Financials — 11.1%
Comerica, Inc.	15,000	570,600
First American Corporation	11,000	372,240
JPMorgan Chase & Company	31,000	1,387,250
Lincoln National Corporation	22,700	696,890
Travelers Companies, Inc. (The)	21,000	1,132,740
Willis Group Holdings plc	28,000	876,120
		5,035,840
Health Care — 7.6%
Amgen, Inc. (a)	8,850	528,876
Eli Lilly & Company	6,000	217,320
Johnson & Johnson	14,000	912,800
Merck & Company, Inc.	15,600	582,660
Pfizer, Inc.	46,000	788,900
WellPoint, Inc. (a)	6,500	418,470
		3,449,026

11

FBP BALANCED FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 72.5% (Continued)	Shares	Value
Industrials — 9.1%
Avery Dennison Corporation	19,000	$691,790
FedEx Corporation	6,400	597,760
General Electric Company	39,000	709,800
Ingersoll-Rand plc	24,000	836,880
Lockheed Martin Corporation	8,400	699,048
Masco Corporation	39,000	605,280
		4,140,558
Information Technology — 12.6%
Cisco Systems, Inc. (a)	25,000	650,750
Computer Sciences Corporation (a)	14,000	762,860
Dell, Inc. (a)	35,000	525,350
Flextronics International Ltd. (a)	85,000	666,400
Hewlett-Packard Company	16,000	850,400
International Business Machines Corporation	9,500	1,218,375
Microsoft Corporation	27,000	790,290
Western Union Company (The)	17,000	288,320
		5,752,745
Materials — 3.9%
E.I. du Pont de Nemours and Company	18,000	670,320
RPM International, Inc.	10,000	213,400
Sealed Air Corporation	42,000	885,360
		1,769,080
Telecommunication Services — 0.5%
Verizon Communications, Inc.	7,500	232,650

Utilities — 2.0%
American Electric Power Company, Inc.	14,000	478,520
Duke Energy Corporation	26,000	424,320
		902,840

Total Common Stocks (Cost $25,126,647)		$33,013,475

PREFERRED STOCKS — 1.3%	Shares	Value
BB&T Capital Trust VII (Cost $550,000)	22,000	$586,080

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 3.4%	Par Value	Value
U.S. Treasury Notes — 1.7%
4.50%, due 11/15/2010	$750,000	$769,570

Federal Home Loan Bank — 1.7%
4.375%, due 10/22/2010	750,000	765,751

Total U.S. Government & Agency Obligations (Cost $1,505,741)		$1,535,321

12

FBP BALANCED FUND SCHEDULE OF INVESTMENTS (Continued)

CORPORATE BONDS — 17.3%	Par Value	Value
Consumer Staples — 1.7%
Kraft Foods, Inc., 5.625%, due 11/01/2011	$750,000	$796,575

Financials — 3.5%
Berkley (W.R.) Corporation, 5.60%, due 05/15/2015	750,000	770,667
Prudential Financial, Inc., 5.80%, due 06/15/2012	750,000	804,952
		1,575,619
Health Care — 1.7%
UnitedHealth Group, Inc., 5.25%, due 03/15/2011	750,000	778,804

Industrials — 5.2%
Eaton Corporation, 5.95%, due 03/20/2014	750,000	828,548
Ryder System, Inc., 5.00%, due 04/01/2011	750,000	772,965
Union Pacific Corporation, 3.625%, due 06/01/2010	750,000	753,488
		2,355,001
Information Technology — 1.7%
Analog Devices, Inc., 5.00%, due 07/01/2014	750,000	792,080

Utilities — 3.5%
Ohio Power Company, 5.30%, due 11/01/2010	750,000	769,136
SBC Communications, Inc., 5.875%, due 02/01/2012	750,000	804,807
		1,573,943

Total Corporate Bonds (Cost $7,498,721)		$7,872,022

MONEY MARKET FUNDS — 5.0%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.04% (b) (Cost $2,252,232)	2,252,232	$2,252,232

Total Investments at Value — 99.5% (Cost $36,933,341)		$45,259,130

Other Assets in Excess of Liabilities — 0.5%		247,604

Total Net Assets — 100.0%		$45,506,734

ADR - American Depositary Receipt

(a)	Non-income producing security.

(b)	Variable rate security. The rate shown is the 7-day effective yield as of March 31, 2010.

See accompanying notes to financial statements.

13

THE FLIPPIN, BRUCE & PORTER FUNDS STATEMENTS OF ASSETS AND LIABILITIES March 31, 2010

	FBP Value Fund	FBP Balanced Fund
ASSETS
Investments in securities:
At acquisition cost	$22,686,059	$36,933,341
At value (Note 1)	$28,248,927	$45,259,130
Dividends and interest receivable	36,106	179,295
Receivable for investment securities sold	640,820	427,688
Receivable for capital shares sold	425	—
Other assets	6,270	4,732
TOTAL ASSETS	28,932,548	45,870,845

LIABILITIES
Distributions payable	1,225	24,299
Payable for investment securities purchased	287,810	289,514
Payable for capital shares redeemed	214	10,130
Accrued investment advisory fees (Note 3)	16,064	27,143
Payable to administrator (Note 3)	4,700	6,000
Other accrued expenses	5,935	7,025
TOTAL LIABILITIES	315,948	364,111

NET ASSETS	$28,616,600	$45,506,734

Net assets consist of:
Paid-in capital	$27,379,006	$39,485,070
Undistributed (distributions in excess of) net investment income	(1,225)	4,877
Accumulated net realized losses from security transactions	(4,324,049)	(2,309,002)
Net unrealized appreciation on investments	5,562,868	8,325,789
Net assets	$28,616,600	$45,506,734

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,473,711	2,937,816

Net asset value, offering price and redemption price per share (Note 1)	$19.42	$15.49

See accompanying notes to financial statements.

14

THE FLIPPIN, BRUCE & PORTER FUNDS STATEMENTS OF OPERATIONS Year Ended March 31, 2010

	FBP Value Fund	FBP Balanced Fund
INVESTMENT INCOME
Interest	$8	$534,653
Dividends	480,639	689,724
Foreign withholding taxes on dividends	(6,432)	(7,005)
TOTAL INVESTMENT INCOME	474,215	1,217,372

EXPENSES
Investment advisory fees (Note 3)	183,733	294,117
Administration fees (Note 3)	48,000	58,821
Professional fees	17,740	19,240
Trustees’ fees and expenses	14,702	14,702
Registration fees	11,664	8,340
Compliance service fees (Note 3)	8,400	8,400
Custodian and bank service fees	7,672	8,923
Postage and supplies	6,825	5,868
Printing of shareholder reports	5,125	3,586
Insurance expense	3,129	4,725
Other expenses	6,029	8,365
TOTAL EXPENSES	313,019	435,087
Fees voluntarily waived by the Adviser (Note 3)	(32,170)	(14,920)
NET EXPENSES	280,849	420,167

NET INVESTMENT INCOME	193,366	797,205

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains on security transactions	1,048,186	1,458,838
Net realized gains on option contracts written	28,944	32,808
Net change in unrealized appreciation/depreciation on investments	10,893,329	12,459,369

REALIZED AND UNREALIZED GAINS ON INVESTMENTS	11,970,459	13,951,015

NET INCREASE IN NET ASSETS FROM OPERATIONS	$12,163,825	$14,748,220

See accompanying notes to financial statements.

15

THE FLIPPIN, BRUCE & PORTER FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	FBP Value Fund		FBP Balanced Fund
	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2010	Year Ended March 31, 2009
FROM OPERATIONS
Net investment income	$193,366	$495,561	$797,205	$1,039,325
Net realized gains (losses) on:
Security transactions	1,048,186	(5,387,493)	1,458,838	(3,859,162)
Option contracts written	28,944	(13,686)	32,808	78,285
Net change in unrealized appreciation/depreciation on investments	10,893,329	(11,397,617)	12,459,369	(12,251,683)
Net increase (decrease) in net assets from operations	12,163,825	(16,303,235)	14,748,220	(14,993,235)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(205,334)	(472,135)	(838,744)	(963,884)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	811,111	1,826,232	1,129,444	1,127,417
Net asset value of shares issued in reinvestment of distributions to shareholders	199,289	459,482	747,349	868,323
Payments for shares redeemed	(4,957,268)	(7,976,893)	(4,478,899)	(6,834,380)
Net decrease in net assets from capital share transactions	(3,946,868)	(5,691,179)	(2,602,106)	(4,838,640)

TOTAL INCREASE (DECREASE) IN NET ASSETS	8,011,623	(22,466,549)	11,307,370	(20,795,759)

NET ASSETS
Beginning of year	20,604,977	43,071,526	34,199,364	54,995,123
End of year	$28,616,600	$20,604,977	$45,506,734	$34,199,364

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(1,225)	$303	$4,877	$26,645

CAPITAL SHARE ACTIVITY
Shares sold	50,497	115,697	83,529	85,110
Shares reinvested	12,030	29,288	53,343	66,451
Shares redeemed	(303,238)	(482,157)	(317,389)	(504,104)
Net decrease in shares outstanding	(240,711)	(337,172)	(180,517)	(352,543)
Shares outstanding at beginning of year	1,714,422	2,051,594	3,118,333	3,470,876
Shares outstanding at end of year	1,473,711	1,714,422	2,937,816	3,118,333

See accompanying notes to financial statements.

16

FBP VALUE FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2010	2009	2008	2007	2006
Net asset value at beginning of year	$12.02	$20.99	$27.30	$26.60	$25.73

Income (loss) from investment operations:
Net investment income	0.12	0.27	0.32	0.33	0.32
Net realized and unrealized gains (losses) on investments	7.41	(8.98)	(4.43)	2.71	2.70
Total from investment operations	7.53	(8.71)	(4.11)	3.04	3.02

Less distributions:
Dividends from net investment income	(0.13)	(0.26)	(0.32)	(0.33)	(0.32)
Distributions from net realized gains	—	—	(1.68)	(2.01)	(1.83)
Return of capital	—	—	(0.20)	—	—
Total distributions	(0.13)	(0.26)	(2.20)	(2.34)	(2.15)

Net asset value at end of year	$19.42	$12.02	$20.99	$27.30	$26.60

Total return (a)	62.84%	(41.78% )	(16.33% )	11.57%	12.03%

Net assets at end of year (000’s)	$28,617	$20,605	$43,072	$60,233	$59,611

Ratio of net expenses to average net assets	1.07% (b)	1.07% (b)	1.01%	1.01%	1.01%

Ratio of net investment income to average net assets	0.74%	1.59%	1.21%	1.19%	1.17%

Portfolio turnover rate	21%	16%	26%	16%	15%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)
Absent investment advisory fees voluntarily waived by the Adviser, the ratio of expenses to average net assets would have been 1.19% and 1.18% for the years ended March 31, 2010 and 2009, respectively (Note 3).

See accompanying notes to financial statements.

17

FBP BALANCED FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2010	2009	2008	2007	2006
Net asset value at beginning of year	$10.97	$15.84	$18.95	$18.39	$18.06

Income (loss) from investment operations:
Net investment income	0.27	0.32	0.38	0.37	0.33
Net realized and unrealized gains (losses) on investments	4.53	(4.89)	(2.01)	1.39	1.22
Total from investment operations	4.80	(4.57)	(1.63)	1.76	1.55

Less distributions:
Dividends from net investment income	(0.28)	(0.30)	(0.39)	(0.37)	(0.32)
Distributions from net realized gains	—	—	(1.02)	(0.83)	(0.90)
Return of capital	—	—	(0.07)	—	—
Total distributions	(0.28)	(0.30)	(1.48)	(1.20)	(1.22)

Net asset value at end of year	$15.49	$10.97	$15.84	$18.95	$18.39

Total return (a)	44.01%	(29.15% )	(9.27% )	9.70%	8.81%

Net assets at end of year (000’s)	$45,507	$34,199	$54,995	$66,358	$62,781

Ratio of net expenses to average net assets	1.00% (b)	1.00% (b)	0.96%	0.97%	0.99%

Ratio of net investment income to average net assets	1.90%	2.36%	2.05%	1.95%	1.75%

Portfolio turnover rate	24%	24%	29%	17%	24%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Absent investment advisory fees voluntarily waived by the Adviser, the ratio of expenses to average net assets would have been 1.03% and 1.05% for the years ended March 31, 2010 and 2009 (Note 3).

See accompanying notes to financial statements.

18

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS March 31, 2010

1. Organization and Significant Accounting Policies

The FBP Value Fund and the FBP Balanced Fund (the “Funds”) are no-load, diversified series of the Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of Williamsburg Investment Trust are not included in this report.

The FBP Value Fund seeks long term growth of capital through investment in a diversified portfolio comprised primarily of equity securities, with current income as a secondary objective.

The FBP Balanced Fund seeks long term capital appreciation and current income through investment in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.

The following is a summary of the Funds’ significant accounting policies:

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Call options written by the Funds are valued at the then current market quotation, using the ask price as of the close of each day on the principal exchanges on which they are traded. Short-term instruments (those with remaining maturities of 60 days or less) may be valued at amortized cost, which approximates market value.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements. Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – other significant observable inputs

• Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

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THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of the inputs used to value each Fund’s investments as of March 31, 2010 by security type:

FBP Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$27,616,892	$—	$—	$27,616,892
Money Market Funds	—	632,035	—	632,035
Total	$27,616,892	$632,035	$—	$28,248,927

FBP Balanced Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$33,013,475	$—	$—	$33,013,475
Preferred Stocks	586,080	—	—	586,080
U.S. Government & Agency Obligations	—	1,535,321	—	1,535,321
Corporate Bonds	—	7,872,022	—	7,872,022
Money Market Funds	—	2,252,232	—	2,252,232
Total	$33,599,555	$11,659,575	$—	$45,259,130

Refer to each Fund’s Schedule of Investments for a listing of the common stocks and corporate bonds valued using Level 1 and Level 2 inputs by sector type.

Share valuation — The net asset value per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to its net asset value per share.

Investment income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Repurchase agreements — Each Fund may enter into repurchase agreements. A repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time a Fund enters into a repurchase agreement, the Fund takes possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Funds actively monitor and seek additional collateral, as needed. If the seller defaults, the fair value of the collateral may decline and realization of the collateral by the Funds may be delayed or limited.

Distributions to shareholders — Dividends arising from net investment income are declared and paid quarterly to shareholders of each Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature.

20

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

The tax character of distributions paid by each Fund during the years ended March 31, 2010 and March 31, 2009 is ordinary income.

Security transactions — Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses — Common expenses of the Trust are allocated among the funds of the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Options transactions — When the Funds’ investment adviser believes that individual portfolio securities held by the Funds are approaching the top of the adviser’s growth and price expectations, the Funds may write covered call options for which premiums are received and are recorded as liabilities, and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the security. If a closing purchase transaction is used to terminate a Fund’s obligation on a call option, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call option written.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — It is each Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

21

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of March 31, 2010:

	FBP Value Fund	FBP Balanced Fund
Cost of portfolio investments	$22,686,059	$36,929,609
Gross unrealized appreciation	$7,725,547	$10,494,345
Gross unrealized depreciation	(2,162,679)	(2,164,824)
Net unrealized appreciation	5,562,868	8,329,521
Undistributed ordinary income	—	25,444
Capital loss carryforwards	(4,324,049)	(2,309,002)
Other temporary differences	(1,225)	(24,299)
Total distributable earnings	$1,237,594	$6,021,664

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the FBP Balanced Fund is due to certain differences in the recognition of capital gains and losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to differing methods in the amortization of discounts and premiums on fixed income securities.

As of March 31, 2010, the Funds had the following capital loss carryforwards for federal income tax purposes:

Expires March 31,	FBP Value Fund	FBP Balanced Fund
2017	$2,475,616	$1,823,332
2018	1,848,433	485,670
	$4,324,049	$2,309,002

These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

For the year ended March 31, 2010, the FBP Balanced Fund reclassified accumulated net realized gains from security transactions of $19,771 against undistributed net investment income on the Statements of Assets and Liabilities. For the year ended March 31, 2010, the FBP Value Fund reclassified distributions in excess of net investment income of $10,440 against paid-in capital on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Funds’ net assets or net asset value per share.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (tax years ended March 31, 2007 through March 31, 2010) of each Fund and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

2. Investment Transactions

During the year ended March 31, 2010, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, totaled $5,368,537 and $9,716,518, respectively, for the FBP Value Fund and $9,586,131 and $11,966,725, respectively, for the FBP Balanced Fund.

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THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

3. Transactions with Affiliates

INVESTMENT ADVISORY AGREEMENT
The Funds’ investments are managed by Flippin, Bruce & Porter, Inc. (the “Adviser”) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .70% of its average daily net assets up to $250 million; .65% of the next $250 million of such assets; and .50% of such assets in excess of $500 million.

During the year ended March 31, 2010, the Adviser voluntarily waived $32,170 and $14,920 of its investment advisory fees from the FBP Value Fund and the FBP Balanced Fund, respectively.

Certain officers of the Trust are also officers of the Adviser.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (“Ultimus”), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each Fund at an annual rate of .15% of its average daily net assets up to $25 million, .125% of the next $25 million of such assets, and .10% of such assets in excess of $50 million, subject to a minimum monthly fee of $4,000; plus a shareholder recordkeeping fee at the annual rate of $10 per shareholder account in excess of 1,000 accounts. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPLIANCE CONSULTING AGREEMENT
Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust’s Chief Compliance Officer and to administer the Funds’ compliance policies and procedures. For these services, the Funds pay Ultimus an annual base fee of $16,800 plus an asset-based fee equal to 0.01% per annum on the Funds’ aggregate net assets in excess of $100 million. In addition, the Funds reimburse Ultimus for reasonable out-of-pocket expenses, if any, incurred in connection with these services.

4. Covered Call Options

Transactions in option contracts written by the Funds during the year ended March 31, 2010 were as follows:

	FBP Value Fund		FBP Balanced Fund
	Option Contracts	Option Premiums	Option Contracts	Option Premiums
Options outstanding at beginning of year	—	$—	—	$—
Options written	350	101,574	395	105,185
Options expired	(145)	(28,709)	(170)	(32,613)
Options exercised	(205)	(72,865)	(225)	(72,572)
Options outstanding at end of year	—	$—	—	$—

The average monthly notional amount of option contracts during the year ended March 31, 2010 was $840,958 and $882,917, respectively, for the FBP Value Fund and the FBP Balanced Fund.

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THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

5. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

7. Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 31, 2009 and others for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on the Funds’ financial statement disclosures.

24

THE FLIPPIN, BRUCE & PORTER FUNDS REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
the FBP Value Fund and the FBP Balanced Fund
of the Williamsburg Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the FBP Value Fund and the FBP Balanced Fund (the “Funds”) (each a series of the Williamsburg Investment Trust), as of March 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the FBP Value Fund and the FBP Balanced Fund at March 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
May 27, 2010

25

THE FLIPPIN, BRUCE & PORTER FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Fund:

	Trustee	Address	Age	Position Held with the Trust	Length of Time Served
*	Charles M. Caravati, Jr.	931 Broad Street Road Manakin-Sabot, VA	73	Chairman and Trustee	Since June 1991
*	Austin Brockenbrough III	1802 Bayberry Court, Suite 400 Richmond, VA	73	Trustee	Since September 1988
*	John T. Bruce	800 Main Street Lynchburg, VA	56	Trustee	Since September 1988
	Robert S. Harris	100 Darden Boulevard Charlottesville, VA	60	Trustee	Since January 2007
	J. Finley Lee, Jr.	448 Pond Apple Drive North Naples, FL	70	Trustee	Since September 1988
	Richard L. Morrill	University of Richmond Richmond, VA	70	Trustee	Since March 1993
	Harris V. Morrissette	100 Jacintoport Boulevard Saraland, AL	50	Trustee	Since March 1993
	Samuel B. Witt III	302 Clovelly Road Richmond, VA	74	Trustee	Since November 1988
	John M. Flippin	800 Main Street Lynchburg, VA	68	Vice President	Since September 1988
	R. Gregory Porter III	800 Main Street Lynchburg, VA	68	Vice President	Since September 1988
	John H. Hanna IV	800 Main Street Lynchburg, VA	54	Vice President	Since February 2007
	David J. Marshall	800 Main Street Lynchburg, VA	53	Vice President	Since February 2007
	Robert G. Dorsey	225 Pictoria Drive, Suite 450 Cincinnati, OH	53	Vice President	Since November 2000
	Mark J. Seger	225 Pictoria Drive, Suite 450 Cincinnati, OH	48	Treasurer	Since November 2000
	John F. Splain	225 Pictoria Drive, Suite 450 Cincinnati, OH	53	Secretary	Since November 2000
	Tina H. Bloom	225 Pictoria Drive, Suite 450 Cincinnati, OH	41	Chief Compliance Officer	Since August 2006

*
Messrs. Bruce and Brockenbrough, as affiliated persons of investment advisers to the Trust, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III, an officer of The Jamestown Funds, which are other series of the Trust.

26

THE FLIPPIN, BRUCE & PORTER FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Each Trustee oversees nine portfolios of the Trust, including the Fund. The principal occupations of the Trustees and executive officers of the Fund during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of Lowe, Brockenbrough & Company, Inc. (an investment advisory firm). He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O’Grady & Co., Inc. (a global asset manager).

John T. Bruce is a Principal of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

Robert S. Harris is the C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was previously the dean at Darden. Professor Harris has published widely on corporate finance, financial markets and mergers and acquisitions and has served as a consultant to corporations and government agencies.

J. Finley Lee, Jr. is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina.

Richard L. Morrill serves as President of the Teagle Foundation (charitable foundation) and Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (specialty chemical manufacturer).

Harris V. Morrissette is President of China Doll Rice and Beans Inc. and Dixie Lily Foods. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company). In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Samuel B. Witt III is the retired Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

John M. Flippin is a Principal of the Adviser.

R. Gregory Porter III is a Principal of the Adviser.

John H. Hanna IV is a Principal of the Adviser.

David J. Marshall is a Principal of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Tina H. Bloom is Vice President of Administration of Ultimus Fund Solutions, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-800-281-3217.

27

THE FLIPPIN, BRUCE & PORTER FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other operating expenses. These ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment return of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2009 through March 31, 2010).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees, nor do they carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including annual expense ratios for the past five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

FBP Value Fund

	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,127.40	$5.68
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.60	$5.39

*
Expenses are equal to the FBP Value Fund’s annualized expense ratio of 1.07% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

28

THE FLIPPIN, BRUCE & PORTER FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

FBP Balanced Fund

	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,099.70	$5.23
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.95	$5.04

*
Expenses are equal to the FBP Balanced Fund’s annualized expense ratio of 1.00% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-327-9375. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-327-9375, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-327-9375, or on the SEC’s website at http://www.sec.gov.

FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income made by the Funds during the year ended March 31, 2010. For the fiscal year ended March 31, 2010, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The FBP Value Fund and the FBP Balanced Fund intend to designate up to a maximum amount of $205,334 and $838,744, respectively, as taxed at a maximum rate of 15%. Additionally, for the fiscal year ended March 31, 2010, 100% and 73% of the dividends paid from ordinary income by the FBP Value Fund and the FBP Balanced Fund, respectively, qualified for the dividends received deduction for corporations. As required by federal regulations, complete information will be computed and reported in conjunction with your 2010 Form 1099-DIV.

29

THE FLIPPIN, BRUCE & PORTER FUNDS DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At an in-person meeting held on February 9, 2010, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of the Investment Advisory Agreements with the Adviser on behalf of the FBP Value Fund and the FBP Balanced Fund. Below is a discussion of the factors considered by the Board of Trustees along with their conclusions with respect thereto that formed the basis for the Board’s approvals.

In selecting the Adviser and approving the continuance of the Investment Advisory Agreements, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of the Adviser.

The Trustees’ evaluation of the quality of the Adviser’s services took into account their knowledge and experience gained through meetings with and reports of the Adviser’s senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds was considered. Each Fund’s performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives and to the Adviser’s comparably managed private accounts. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, were considered in light of the Funds’ compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds’ independent public accounting firm in periodic meetings with the Trust’s Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the Investment Advisory Agreements, the Trustees compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives as well as the private accounts managed by the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser’s profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called “fallout” benefits to the Adviser, such as the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds’ securities transactions. The Trustees also reviewed the revenue sharing arrangements relating to the Funds, whereby fees are paid by the Adviser to various intermediaries that direct assets to the Funds. In evaluating the Funds’ advisory fees, the Trustees took into account the complexity and quality of the investment management of the Funds.

Based upon their review of this information, the Independent Trustees concluded that: (i) based upon the performance of each Fund during 2009, which exceeded the returns of its primary benchmark and Lipper peer group average, as well as the longer term performance of each Fund, and the services provided to shareholders, the Adviser has provided quality services to the Funds as compared to similarly managed funds; (ii) although the contractual advisory fee rates for each Fund are in the higher range of fees for other comparably managed funds, the Independent Trustees believe the fees to be reasonable given the scope and

30

THE FLIPPIN, BRUCE & PORTER FUNDS DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

quality of services provided by the Adviser; (iii) the total operating expense ratio of each Fund is lower than the average expense ratio for comparably managed funds, according to statistics derived from Morningstar, Inc.; and (iv) the Adviser’s voluntary waivers of a portion of its advisory fees has enabled each Fund to further increase returns for shareholders. The Board noted that the Adviser’s profitability analysis indicated that the Adviser did not derive any profits from its management of the Funds over the past year. Given the current size of the Funds and their expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the “fallout” benefits to the Adviser with respect to the Funds, but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreements. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to continue its Investment Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

31

Investment Adviser
Flippin, Bruce & Porter, Inc.
800 Main Street, Second Floor
P.O. Box 6138
Lynchburg, Virginia 24505
Toll-Free 1-800-327-9375
www.fbpinc.com

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
Toll-Free 1-866-738-1127

Custodian
US Bank NA
425 Walnut Street
Cincinnati, Ohio 45202

Independent Registered
Public Accounting Firm
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

Legal Counsel
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

Officers
John T. Bruce, President
and Portfolio Manager
John M. Flippin, Vice President
R. Gregory Porter, III,
Vice President
John H. Hanna, IV, Vice President
David J. Marshall, Vice President

Trustees
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
Robert S. Harris
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette
Samuel B. Witt, III

THE GOVERNMENT STREET FUNDS No-Load Mutual Funds Annual Report March 31, 2010

The Government Street Equity Fund The Government Street Mid-Cap Fund The Alabama Tax Free Bond Fund

LETTER FROM THE PRESIDENT	May 13, 2010

Dear Fellow Shareholders:

We are enclosing for your review the Annual Report for The Government Street Funds for the year ended March 31, 2010.

The Government Street Equity Fund

The Government Street Equity Fund had a positive 54.71% total return for the fiscal year ended March 31, 2010. By comparison, the S&P 500 Index and the Morningstar Large Blend Equity category were up 49.77% and 50.08%, respectively. In direct contrast to the previous year, the returns were products of an equity market that was positive across all capitalizations and economic sectors. “A rising tide was lifting all ships.”

The current Administration and the Congress have ratified tremendous economic stimulus plans to activate the economy. The amounts of absolute debt incurred in the process are unprecedented. It is certain that these actions have given a reprieve to financial institutions on the brink of fiscal disaster. The result appears to have set the nation’s economy on a slow and arduous recovery. At this point the stock market, as reflected in the explosive positive return, seems to have bought into the prospect of recovery. There is little doubt that such activities will be manifested in a myriad of reactions and counter-reactions that will directly impact investment returns in the future.

Our thoughts for the future of The Government Street Equity Fund focus more on risk control than return production at this point. However, we expect to achieve capital market returns that are competitive. By managing the risk (variability) of current returns, greater compounded results will be realized. Diversification is our primary tool to accomplish this goal. You will find your investment broadly spread across all capitalization ranges, into growth and value classifications, into international and emerging market economies, into real estate investment trust and commodity related securities. This is accomplished using individual corporate securities, exchange-traded funds, master limited partnerships, writing covered call options and using short term bond substitutes for money market funds.

The top 10 holdings in The Government Street Equity Fund as of March 31, 2010 are:

Vanguard Mid-Cap ETF	4.5%
Vanguard Emerging Market ETF	3.7%
US Bank Commercial Paper	2.6%
Philip Morris International, Inc.	2.5%
General Dynamics Corporation	2.3%
Hewlett-Packard Company	2.1%
United Technologies Corporation	2.0%
PowerShares QQQ	2.0%
Chevron Corporation	2.0%
Market Vectors Coal ETF	2.0%

Exchange-traded funds (“ETFs”) have taken a prominent role in the portfolio’s investment holdings, as evidenced by 4 of the top 10 holdings. Each ETF represents a composite holding of an extensive number of securities that have some common characteristic.

The Vanguard Mid-Cap ETF represents an investment in over 450 individual securities that meet Vanguard’s definition of mid-capitalization corporate equities. The inclusion of this one security in the portfolio insures representation in a broad diversified holding that would be impossible to achieve individually in a fund the size of The Government Street Equity Fund. The ability to achieve diversification utilizing ETF’s has allowed your manager an opportunity for risk control that would be otherwise unattainable.

A second example of your Fund’s ETF holdings is the Market Vectors Coal ETF. As an investment idea, the prospect of including coal as a part of the energy component in the portfolio is highly desirable in our view. The current dollar commitment would probably allow one or at most two individual securities. This Coal ETF has approximately 40 companies behind it. They range from coal equipment (Joy Global), to mining companies (Consolidated Energy) to direct ownership (Arch Coal). This ETF invests in both domestic and international holdings. The investment achieves a broad diversification into what we consider a highly desirable economic sector for your portfolio. The Schedule of Investments shows that your Fund currently holds approximately 17.3% of its net assets in ETFs.

There were significant individual performances for the entire fiscal year. The 5 highest returns as measured by the internal rate of return for the entire period were:

Manitowoc Company, Inc. (The)	+359.22%
Colonial Properties Trust - REIT	+287.97%
Dow Chemical Company (The)	+246.52%
Bank of America Corporation	+207.58%
Aflac, Inc.	+188.97%

The 5 lowest significant individual performances for the entire fiscal year as measured by internal rate of return for the entire period were:

Genzyme Corporation	-10.69%
Quanta Services, Inc.	-9.84%
Gilead Sciences, Inc.	-1.84%
FirstEnergy Corporation	7.00%
Exxon Mobil Corporation	7.61%

The best economic sector performance for the fiscal year was in the Financials area’s growth segment at +208.23%. The holdings in this sector at fiscal year end were Bank of America and Brookfield Management, Ltd. Second place went to the Materials growth sector with a return of +161.96%. Components of this sector at fiscal year end were Alcoa, Dow Chemical and Freeport McMoran Gold and Copper.

Note: The investment performances listed for economic sectors and securities in the two preceding paragraphs are extracted from an in-house independent internal rate of return computation by the Advent Axys portfolio accounting system. The calculations are gross investment returns. Total investment returns are for the fiscal year ended March 31, 2010.

We believe that continued upward movement of markets and economies worldwide are highly dependent on governments getting their financial balance sheets in order. There has been unparalleled deficit spending around the world. Those economies not directly participating in the credit shortfalls will be indirectly impacted by lower import/export activities brought on by a significant debt imposed slowdown. This will occur domestically and internationally as economies have become more highly correlated in their economic cycles.

In response to this perceived scenario, risk management takes precedent over return pursuits in the near term. Your Fund remains essentially fully invested to capture returns, but highly diversified to mitigate the risks associated with that position.

As of March 31, 2010, the Fund’s net assets were $57,766,328, up from $37,656,373 at the beginning of the fiscal year; net asset value per share was $40.89; the ratio of expenses to net average assets was .90%. Portfolio turnover rate was 30%. Income dividends of $.4010 per share were distributed to shareholders during the year.

The Government Street Mid-Cap Fund

The Government Street Mid-Cap Fund completed its sixth year on March 31, 2010. The Fund produced a one year return of 52.73% as compared to a return of 64.07% for its benchmark, the S&P MidCap 400 Index (the “S&P 400”). Coming off the March 2009 lows in the markets, mid-cap stocks outperformed both large-cap and small-cap stocks for the year ended March 31, 2010. The top performing sectors in the S&P 400 were Energy and Materials. The Government Street Mid-Cap Fund’s underperformance relative to the benchmark was primarily attributable to a significant cash position and an underweighting of Consumer Discretionary stocks. In March of 2009, the Fund had a cash balance in excess of 10%. While this helped during the market correction, it hurt as stocks took off in 2009. The cash was invested throughout the course of the year but it was a drag on performance. The Fund’s allocation to Consumer Discretionary stocks in March of 2009 was well below the allocation in the S&P 400. The discrepancy narrowed throughout 2009, but since Consumer Discretionary was the third best performing sector in the S&P 400 during the year ended March 31, 2010, The Government Street Mid-Cap Fund’s underweighting hurt relative performance. Some of the biggest contributors to the Fund’s performance over the past year were Pioneer Natural Resources (+243%), Cree, Inc. (+198%) and Cognizant Technology Solutions (+145%).

The longer term performance of the Fund relative to the S&P 400 has been good, with the Fund having a three-year annualized return of 0.56% as compared to -0.83% for the S&P 400. The five-year annualized return for the Government Street Mid-Cap Fund was 5.11% versus 5.17% for the S&P 400. Large-cap stocks as measured by the S&P 500 Index returned -4.17% for the past three years and 1.92% over the past five years.

Value stocks regained the performance edge in 2009 after several years of underperformance. Over three and five years, growth stocks still hold the lead over value stocks, but over the past twelve months and the previous ten years, value stocks have a better track record than growth stocks. Looking at performance as it relates to market capitalization, mid-cap stocks hold a commanding lead over large-cap stocks for one, three, five and ten years. Over the ten year period ended March 31, 2010, mid-cap stocks returned an annualized 6.01%, while small-cap stocks earned 3.68% and large-cap stocks generated -0.65%. This lends support to our belief that mid-cap stocks are in the enviable position of being more stable than small-cap stocks while offering higher growth potential than large-cap stocks. We expect that mid-cap stocks will continue to provide excellent long-term performance.

Coming out of the most challenging economic period since the Great Depression, stocks have performed exceptionally well as companies have benefited from major cost cutting initiatives that were implemented as the result of the economic contraction. As demand slowly returns, company earnings have been comparatively strong as businesses have been slow to increase costs. As a result, unemployment stands near 10% even though there has been marginal improvement in initial jobless claims. Unemployment tends to lag economic activity as employers do not want to rehire coming out of a contraction until absolutely necessary. Globally, the current focus is on Europe and the sovereign debt issues in Greece. International markets have lagged domestic markets due to fears that the debt issues in Greece may spread to other nations, namely Portugal, Italy and Spain. The current solution, in the form of a bailout, looks to transfer the debt to the other nations in the European Union. This does not erase the debt but does provide more time to pay it off. Debt is still a considerable concern for many nations around the world, including the U.S. While investors currently are content to finance this debt at low rates, it remains to be seen what investor appetite will be going forward and what that will mean for future rates and inflation.

As of March 31, 2010, the net assets of The Government Street Mid-Cap Fund were $32,197,972 and the net asset value per share was $12.87. The turnover rate for the previous twelve months was 10% and the total number of holdings was 177 as of March 31, 2010. The net expense ratio for the Fund is 1.13%.

The Alabama Tax Free Bond Fund

Fixed income markets generally returned to sound footing during the past twelve months as investors gained confidence that the worst of the credit crisis had passed. Investors left the safe haven of United States Treasury securities behind and poured enormous amounts of cash into riskier bonds in search of higher returns. In fact, the Treasury market was the only class of fixed income securities to post negative returns for the year. The Federal Reserve has continued to maintain the Federal Funds target range at a record low level of 0% to .25% and the yield curve steepened as the year progressed in expectation of higher rates ahead.

Although the financial condition of many states and municipalities attracted the scrutiny of investors in the market, municipal bonds provided positive returns over the past twelve months. The supply of bonds issued in the market was influenced by the implementation of the Build America Bond (“BAB”) program in 2009. This program allows municipalities to issue taxable bonds for qualified projects and receive a subsidy from the federal government of 35% of their interest cost. The program has been successfully received to the extent that about 30% of the new municipal bond issuance has been in the form of BAB securities. The BAB program is scheduled to expire at the end of 2010 but the expectation is that it will likely be extended with a reduction in the amount of the federal subsidy. Regardless, the taxability of the income from these bonds makes them unsuitable investments for the Fund.

With the steepening of the yield curve, the duration of The Alabama Tax Free Bond Fund was extended slightly over the twelve months ended March 31, 2010, though it remains at the lower end of the targeted range. In anticipation of higher rates, the Fund maintains a generally defensive posture with a laddered portfolio of short and intermediate-term high quality Alabama municipal bonds. For the year ended March 31, 2010, the Fund had a total return of 2.88% as compared to the return of 3.68% for the Barclays Capital 3-Year Municipal Bond Index, 6.49% for the Barclays Capital 7-Year Municipal Bond Index and 8.58% for the Lipper Intermediate Municipal Fund Index. It should be noted that The Alabama Tax Free Bond Fund has a shorter average maturity than the Lipper Intermediate Municipal Fund Index and the Barclays Capital 7-Year Municipal Bond Index and consistently maintains a portfolio of higher rated securities, on average, than the holdings comprising the comparable indices. Additionally, while the Fund holds securities with maturities ranging from less than one year to more than ten years, the Barclays Capital 3-Year Municipal Bond Index holds only securities with maturities of approximately three years and the Barclays Capital 7-Year Municipal Bond Index only holds securities with maturities between six and eight years. Also, the Barclays indices include zero coupon bonds as well as bonds that are subject to the alternative minimum tax. The Fund holds neither of these types of securities.

As of March 31, 2010, 95.8% of the value of the Fund’s portfolio securities were rated A or better and the weighted average maturity of the portfolio was 4.1 years, up slightly from 4.0 years from a year ago. The net assets of the Fund as of March 31, 2010 were $29,716,266 and the net asset value was $10.53. The ratio of net investment income to average net assets during the fiscal year was 2.85%.

Thank you for your continued confidence in The Government Street Funds. Please call us if we can be of further service to you.

Very truly yours,

Thomas W. Leavell
President
Leavell Investment Management, Inc.
The Government Street Funds

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of March 31, 2010, the end of the reporting period. These views are subject to change at any time based upon market or other conditions. For more current information throughout the year please visit www.leavellinvestments.com.

THE GOVERNMENT STREET EQUITY FUND PERFORMANCE INFORMATION (Unaudited)

	Average Annual Total Returns(a) (for periods ended March 31, 2010)
	1 Year	5 Years	10 Years
The Government Street Equity Fund	54.71%	1.70%	-0.73%
Standard & Poor’s 500 Index	49.77%	1.92%	-0.65%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE GOVERNMENT STREET MID-CAP FUND PERFORMANCE INFORMATION (Unaudited)

	Average Annual Total Returns(a) (for periods ended March 31, 2010)
	1 Year	5 Years	Since Inception*
The Government Street Mid-Cap Fund	52.73%	5.11%	6.58%
Standard & Poor’s MidCap 400 Index	64.07%	5.17%	7.20%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Initial public offering of shares was November 17, 2003.

THE ALABAMA TAX FREE BOND FUND PERFORMANCE INFORMATION (Unaudited)

	Average Annual Total Returns(a) (for periods ended March 31, 2010)
	1 Year	5 Years	10 Years
The Alabama Tax Free Bond Fund	2.88%	3.30%	3.95%
Barclays Capital 7-Year Municipal Bond Index	6.49%	5.05%	5.55%
Barclays Capital 3-Year Municipal Bond Index	3.68%	4.25%	4.33%
Lipper Intermediate Municipal Fund Index	8.58%	3.90%	4.58%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE GOVERNMENT STREET EQUITY FUND PORTFOLIO INFORMATION March 31, 2010 (Unaudited)

Sector Concentration vs. the S&P 500 Index

Top Ten Equity Holdings

Security Description	% of Net Assets
Vanguard Mid-Cap ETF	4.5%
Vanguard Emerging Markets ETF	3.7%
Philip Morris International, Inc.	2.5%
General Dynamics Corporation	2.3%
Hewlett-Packard Company	2.1%
United Technologies Corporation	2.0%
PowerShares QQQ	2.0%
Chevron Corporation	2.0%
Market Vectors Coal ETF	2.0%
Aflac, Inc.	1.9%

THE GOVERNMENT STREET MID-CAP FUND PORTFOLIO INFORMATION March 31, 2010 (Unaudited)

Sector Concentration vs. the S&P MidCap 400 Index

Top Ten Equity Holdings

Security Description	% of Net Assets
iShares S&P MidCap 400 Index Fund	3.0%
Vanguard Mid-Cap ETF	2.9%
Vanguard Short-Term Bond ETF	1.9%
Cerner Corporation	1.6%
Cree, Inc.	1.4%
Stericycle, Inc.	1.4%
Cognizant Technology Solutions Corporation - Class A	1.3%
Vanguard Emerging Markets ETF	1.2%
FMC Technologies, Inc.	1.2%
Church & Dwight Company, Inc.	1.1%

THE ALABAMA TAX FREE BOND FUND PORTFOLIO INFORMATION March 31, 2010 (Unaudited)

Asset Allocation (% of Net Assets)

Distribution by Rating
Rating	% Holdings
AAA	31.1%
AA	54.5%
A	10.2%
Not Rated	4.2%

GOVERNMENT STREET EQUITY FUND SCHEDULE OF INVESTMENTS March 31, 2010

COMMON STOCKS — 80.2%	Shares	Value
Consumer Discretionary — 6.0%
Darden Restaurants, Inc.	4,000	$178,160
Home Depot, Inc. (The)	17,500	566,125
Johnson Controls, Inc.	20,000	659,800
McDonald's Corporation	5,500	366,960
NIKE, Inc. - Class B	9,000	661,500
Walt Disney Company (The)	30,000	1,047,300
		3,479,845
Consumer Staples — 7.9%
Altria Group, Inc.	33,000	677,160
Coca-Cola Company (The)	6,000	330,000
Kraft Foods, Inc. - Class A	22,836	690,561
McCormick & Company, Inc.	6,000	230,160
Mead Johnson Nutrition Company	10,000	520,300
Philip Morris International, Inc.	28,000	1,460,480
Procter & Gamble Company (The)	10,000	632,700
		4,541,361
Energy — 9.9%
Apache Corporation	5,089	516,534
BP plc - ADR	7,300	416,611
Chevron Corporation	15,000	1,137,450
ConocoPhillips	18,500	946,645
Ensco International plc - ADR	11,000	492,580
Exxon Mobil Corporation	2,550	170,799
Plains Exploration & Production Company (a)	9,000	269,910
Southwestern Energy Company (a)	3,000	122,160
TransCanada Corporation	10,000	367,600
Transocean Ltd. (a)	8,996	777,074
XTO Energy, Inc.	10,000	471,800
		5,689,163
Financials — 8.7%
Aegon N.V. - ARS (a)	27,900	189,999
Aflac, Inc. (b)	20,600	1,118,374
American Capital Ltd. (a)	2,990	15,189
Bank of America Corporation	40,000	714,000
Brookfield Asset Management, Inc.	14,000	355,880
Charles Schwab Corporation (The)	15,000	280,350
Colonial Properties Trust	60,000	772,800
Hartford Financial Services Group, Inc.	20,000	568,400
U.S. Bancorp	39,300	1,017,084
		5,032,076
Health Care — 11.6%
Abbott Laboratories	3,000	158,040
Becton, Dickinson and Company	3,290	259,022
Cardinal Health, Inc.	12,000	432,360
CareFusion Corporation (a)	6,000	158,580
Cerner Corporation (a)	7,500	637,950
Computer Programs & Systems, Inc.	9,100	355,628

GOVERNMENT STREET EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 80.2% (Continued)	Shares	Value
Health Care — 11.6% (Continued)
Covance, Inc. (a)	8,000	$491,120
Covidien plc	5,000	251,400
Elan Corporation plc - ADR (a)	20,000	151,600
Fresenius Medical Care AG & Company - ADR	5,000	280,800
Genzyme Corporation (a)	9,500	492,385
Gilead Sciences, Inc. (a)	7,000	318,360
Johnson & Johnson	5,000	326,000
Techne Corporation	10,000	636,900
Teva Pharmaceutical Industries Ltd. - ADR	8,000	504,640
UnitedHealth Group, Inc. (a)	10,000	326,700
Waters Corporation (a)	14,000	945,560
		6,727,045
Industrials — 11.6%
C.H. Robinson Worldwide, Inc.	3,000	167,550
Caterpillar, Inc.	16,000	1,005,600
Emerson Electric Company	20,000	1,006,800
General Dynamics Corporation	17,000	1,312,400
Ingersoll-Rand plc	13,500	470,745
Manitowoc Company, Inc. (The)	13,000	169,000
Norfolk Southern Corporation	10,000	558,900
Quanta Services, Inc. (a)	20,000	383,200
Stericycle, Inc. (a)	8,000	436,000
United Technologies Corporation (b)	16,000	1,177,760
		6,687,955
Information Technology — 16.1%
Accenture plc - Class A	9,500	398,525
Adobe Systems, Inc. (a)	25,000	884,250
ADTRAN, Inc.	8,000	210,800
Apple, Inc. (a)	4,000	939,720
Automatic Data Processing, Inc.	20,000	889,400
Broadridge Financial Solutions, Inc.	5,000	106,900
Cisco Systems, Inc. (a)	23,450	610,403
Corning, Inc.	28,000	565,880
eBay, Inc. (a)	2,000	53,900
Google, Inc. - Class A (a)	400	226,804
Hewlett-Packard Company (b)	22,300	1,185,245
International Business Machines Corporation	8,000	1,026,000
Lam Research Corporation (a)	3,000	111,960
MasterCard, Inc. - Class A	3,000	762,000
NetApp, Inc. (a)	13,000	423,280
Oracle Corporation	10,000	256,900
Texas Instruments, Inc.	10,000	244,700
Tyco Electronics Ltd.	7,000	192,360
Varian Semiconductor Equipment Associates, Inc. (a)	3,000	99,360
Western Digital Corporation (a)	3,000	116,970
		9,305,357

GOVERNMENT STREET EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 80.2% (Continued)	Shares	Value
Materials — 3.6%
Dow Chemical Company (The)	17,000	$502,690
Freeport-McMoRan Copper & Gold, Inc.	4,966	414,860
Nucor Corporation	11,000	499,180
Praxair, Inc.	8,000	664,000
		2,080,730
Telecommunication Services — 1.0%
América Móvil S.A.B. de C.V. - Series L - ADR	12,000	604,080

Utilities — 3.8%
Duke Energy Corporation	65,980	1,076,793
FirstEnergy Corporation	20,000	781,800
Wisconsin Energy Corporation	7,000	345,870
		2,204,463

Total Common Stocks (Cost $29,893,075)		$46,352,075

EXCHANGE-TRADED FUNDS — 17.3%	Shares	Value
iShares COMEX Gold Trust (a)	2,000	$218,060
iShares MSCI BRIC Index Fund	18,000	834,840
Market Vectors Agribusiness ETF	21,000	948,990
Market Vectors Coal ETF	30,000	1,131,300
Market Vectors Gold Miners ETF	5,000	222,050
Market Vectors Steel ETF	11,000	751,850
PowerShares QQQ	24,000	1,156,320
Vanguard Emerging Markets ETF	50,000	2,109,000
Vanguard Mid-Cap ETF	40,000	2,606,400
Total Exchange-Traded Funds (Cost $7,787,920)		$9,978,810

COMMERCIAL PAPER — 2.6%	Par Value	Value
U.S. Bank, N.A., discount, 0.05%, due 04/01/2010 (Cost $1,489,000)	$1,489,000	$1,489,000

GOVERNMENT STREET EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 0.0%	Shares	Value
AIM STIT - STIC Prime Portfolio - Institutional Class, 0.11% (c) (Cost $694)	694	$694

Total Investments at Value — 100.1% (Cost $39,170,689)		$57,820,579

Liabilities in Excess of Other Assets — (0.1%)		(54,251)

Net Assets — 100.0%		$57,766,328

ADR - American Depositary Receipt

ARS - American Registered Shares.

(a)	Non-income producing security.

(b)	Security covers a written call option.

(c)	Variable rate security. The rate shown is the 7-day effective yield as of March 31, 2010.

See accompanying notes to financial statements.

GOVERNMENT STREET EQUITY FUND SCHEDULE OF OPEN OPTION CONTRACTS March 31, 2010

COVERED CALL OPTIONS	Option Contracts	Value of Options	Premiums Received
Aflac, Inc.,
05/22/2010 at $55	56	$8,400	$4,979
Hewlett Packard Company,
05/22/2010 at $55	50	4,000	3,900
United Technologies Corporation,
05/22/2010 at $75	60	9,480	3,599
		$21,880	$12,478

See accompanying notes to financial statements.

THE GOVERNMENT STREET MID-CAP FUND SCHEDULE OF INVESTMENTS March 31, 2010

COMMON STOCKS — 89.6%	Shares	Value
Consumer Discretionary — 13.0%
Barnes & Noble, Inc.	3,500	$75,670
BorgWarner, Inc.	2,100	80,178
Buffalo Wild Wings, Inc. (a)	2,400	115,464
Chico's FAS, Inc.	6,400	92,288
Coach, Inc.	5,200	205,504
Darden Restaurants, Inc.	1,675	74,604
DeVry, Inc.	1,400	91,280
Dollar Tree, Inc. (a)	1,400	82,908
DreamWorks Animation SKG, Inc. - Class A (a)	4,300	169,377
Family Dollar Stores, Inc.	2,800	102,508
Gildan Activewear, Inc. - Class A (a)	6,600	173,514
Guess?, Inc.	4,700	220,806
Hasbro, Inc.	2,525	96,657
Interactive Data Corporation	3,000	96,000
ITT Educational Services, Inc. (a)	905	101,794
Jarden Corporation	5,050	168,115
John Wiley & Sons, Inc. - Class A	1,800	77,904
Liberty Global, Inc. - Class A (a)	3,150	91,854
Netflix, Inc. (a)	1,425	105,080
Nordstrom, Inc.	3,300	134,805
O'Reilly Automotive, Inc. (a)	5,050	210,635
Panera Bread Company - Class A (a)	1,100	84,139
PetSmart, Inc.	3,500	111,860
Phillips-Van Heusen Corporation	3,400	195,024
priceline.com, Inc. (a)	950	242,250
Ross Stores, Inc.	3,000	160,410
Service Corporation International	9,000	82,620
Tiffany & Company	3,175	150,781
True Religion Apparel, Inc. (a)	7,250	220,110
Urban Outfitters, Inc. (a)	4,400	167,332
Vail Resorts, Inc. (a)	2,700	108,243
VF Corporation	1,175	94,176
		4,183,890
Consumer Staples — 3.7%
Church & Dwight Company, Inc.	5,400	361,530
Hormel Foods Corporation	6,000	252,060
J.M. Smucker Company (The)	4,700	283,222
Mead Johnson Nutrition Company	1,000	52,030
NBTY, Inc. (a)	3,000	143,940
Universal Corporation	1,740	91,680
		1,184,462
Energy — 7.2%
Cameron International Corporation (a)	6,610	283,305
FMC Technologies, Inc. (a)	5,780	373,561
Murphy Oil Corporation	3,740	210,150
Newfield Exploration Company (a)	2,800	145,740
Noble Corporation (a)	5,360	224,155

THE GOVERNMENT STREET MID-CAP FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 89.6% (Continued)	Shares	Value
Energy — 7.2% (Continued)
Overseas Shipholding Group, Inc.	3,600	$141,228
Patriot Coal Corporation (a)	960	19,642
Peabody Energy Corporation	4,800	219,360
Pioneer Natural Resources Company	4,380	246,682
Pride International, Inc. (a)	5,000	150,550
Seahawk Drilling, Inc. (a)	333	6,277
Smith International, Inc.	4,500	192,690
Valero Energy Corporation	4,950	97,515
		2,310,855
Financials — 12.3%
American Financial Group, Inc.	8,400	238,980
Arthur J. Gallagher & Company	6,750	165,712
Associated Banc-Corp	7,300	100,740
Bank of Hawaii Corporation	6,000	269,700
Berkley (W.R.) Corporation	10,050	262,204
Cullen/Frost Bankers, Inc.	5,600	312,480
Eaton Vance Corporation	10,250	343,785
Everest Re Group Ltd.	2,600	210,418
HCC Insurance Holdings, Inc.	9,300	256,680
Jefferies Group, Inc.	10,400	246,168
Legg Mason, Inc.	3,780	108,373
Liberty Property Trust	4,600	156,124
New York Community Bancorp, Inc.	10,270	169,866
Potlatch Corporation	6,941	243,213
Rayonier, Inc.	7,000	318,010
State Street Corporation	4,400	198,616
Synovus Financial Corporation	16,400	53,956
Westamerica Bancorporation	3,300	190,245
Wilmington Trust Corporation	6,650	110,190
		3,955,460
Health Care — 12.5%
Alexion Pharmaceuticals, Inc. (a)	800	43,496
Almost Family, Inc. (a)	1,000	37,690
Bio-Rad Laboratories, Inc. - Class A (a)	2,500	258,800
C.R. Bard, Inc.	1,000	86,620
Cantel Medical Corporation	2,000	39,700
Cephalon, Inc. (a)	2,000	135,560
Cerner Corporation (a)	6,000	510,360
Charles River Laboratories International, Inc. (a)	1,000	39,310
Computer Programs & Systems, Inc.	1,800	70,344
Covance, Inc. (a)	4,000	245,560
Covidien plc	1,500	75,420
Edwards Lifesciences Corporation (a)	2,500	247,200
Ensign Group, Inc. (The)	3,000	51,990
Fresenius Medical Care AG & Company - ADR	4,000	224,640
Gilead Sciences, Inc. (a)	650	29,562
Hanger Orthopedic Group, Inc. (a)	4,000	72,720
HealthSpring, Inc. (a)	2,500	44,000

THE GOVERNMENT STREET MID-CAP FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 89.6% (Continued)	Shares	Value
Health Care — 12.5% (Continued)
Henry Schein, Inc. (a)	2,000	$117,800
Illumina, Inc. (a)	1,000	38,900
Intuitive Surgical, Inc. (a)	200	69,626
Life Technologies Corporation (a)	2,891	151,113
Millipore Corporation (a)	2,000	211,200
Mylan, Inc. (a)	5,700	129,447
Myriad Genetics, Inc. (a)	1,000	24,050
Myriad Pharmaceuticals, Inc. (a)	250	1,130
PSS World Medical, Inc. (a)	2,000	47,020
Questcor Pharmaceuticals, Inc. (a)	3,000	24,690
ResMed, Inc. (a)	3,000	190,950
Shire plc - ADR	1,000	65,960
Techne Corporation	4,500	286,605
Teleflex, Inc.	3,000	192,210
Teva Pharmaceutical Industries Ltd. - ADR	2,163	136,442
Waters Corporation (a)	2,000	135,080
		4,035,195
Industrials — 13.5%
Alexander & Baldwin, Inc.	3,000	99,150
AMETEK, Inc.	7,500	310,950
C.H. Robinson Worldwide, Inc.	5,000	279,250
Donaldson Company, Inc.	6,000	270,720
Expeditors International of Washington, Inc.	6,000	221,520
Fastenal Company	7,000	335,930
Goodrich Corporation	3,500	246,820
Graco, Inc.	6,000	192,000
Harsco Corporation	3,000	95,820
Herman Miller, Inc.	5,500	99,330
Jacobs Engineering Group, Inc. (a)	4,475	202,225
John Bean Technologies Corporation	1,248	21,890
Joy Global, Inc.	2,000	113,200
L-3 Communications Holdings, Inc.	3,000	274,890
Manpower, Inc.	4,000	228,480
MSC Industrial Direct Company, Inc. - Class A	5,000	253,300
Snap-on, Inc.	3,300	143,022
SPX Corporation	5,000	331,600
Stericycle, Inc. (a)	8,275	450,987
Trinity Industries, Inc.	5,000	99,800
WESCO International, Inc. (a)	1,850	64,214
		4,335,098
Information Technology — 14.7%
Activision Blizzard, Inc.	16,000	192,960
ADC Telecommunications, Inc. (a)	8,500	62,135
ADTRAN, Inc.	6,000	158,100
Advent Software, Inc. (a)	4,000	179,000
Alliance Data Systems Corporation (a)	5,000	319,950
Arrow Electronics, Inc. (a)	8,000	241,040
Aviat Networks, Inc. (a)	1,490	9,879

THE GOVERNMENT STREET MID-CAP FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 89.6% (Continued)	Shares	Value
Information Technology — 14.7% (Continued)
Cognizant Technology Solutions Corporation - Class A (a)	8,000	$407,840
CommScope, Inc. (a)	1,000	28,020
Cree, Inc. (a)	6,500	456,430
DST Systems, Inc.	4,000	165,800
Harris Corporation	6,000	284,940
IAC/InterActiveCorporation (a)	3,000	68,220
Integrated Device Technology, Inc. (a)	10,000	61,300
Jack Henry & Associates, Inc.	9,000	216,540
Lam Research Corporation (a)	6,000	223,920
Linear Technology Corporation	5,000	141,400
Microchip Technology, Inc.	5,000	140,800
National Instruments Corporation	8,000	266,800
NetApp, Inc. (a)	5,000	162,800
Polycom, Inc. (a)	4,000	122,320
Rovi Corporation (a)	6,000	222,780
SanDisk Corporation (a)	5,000	173,150
Sybase, Inc. (a)	4,000	186,480
Xilinx, Inc.	7,000	178,500
Zebra Technologies Corporation - Class A (a)	2,500	74,000
		4,745,104
Materials — 6.7%
Airgas, Inc.	4,000	254,480
Albemarle Corporation	8,000	341,040
Ashland, Inc.	3,000	158,310
Cabot Corporation	4,000	121,600
Clearwater Paper Corporation (a)	1,983	97,663
Eagle Materials, Inc.	2,500	66,350
Martin Marietta Materials, Inc.	2,500	208,875
Scotts Miracle-Gro Company (The) - Class A	4,000	185,400
Sonoco Products Company	9,570	294,660
Steel Dynamics, Inc.	12,000	209,640
Valspar Corporation (The)	7,000	206,360
		2,144,378
Telecommunication Services — 0.1%
Telephone & Data Systems, Inc.	1,000	33,850

Utilities — 5.9%
AGL Resources, Inc.	8,400	324,660
EQT Corporation	7,000	287,000
Great Plains Energy, Inc.	9,050	168,059
MDU Resources Group, Inc.	8,850	190,983
ONEOK, Inc.	5,750	262,487
Pepco Holdings, Inc.	7,900	135,485
SCANA Corporation	7,530	283,053
Vectren Corporation	10,600	262,032
		1,913,759

Total Common Stocks (Cost $22,090,104)		$28,842,051

THE GOVERNMENT STREET MID-CAP FUND SCHEDULE OF INVESTMENTS (Continued)

EXCHANGE-TRADED FUNDS — 10.1%	Shares	Value
iShares Dow Jones U.S. Home Construction Index Fund	3,600	$48,780
iShares S&P MidCap 400 Index Fund	12,070	949,909
Vanguard Emerging Markets ETF	9,000	379,620
Vanguard Mid-Cap ETF	14,500	944,820
Vanguard Short-Term Bond ETF	7,750	620,078
WisdomTree Emerging Markets Equity Income Fund	3,000	157,230
WisdomTree International MidCap Dividend Fund	3,000	145,488
Total Exchange-Traded Funds (Cost $2,540,908)		$3,245,925

COMMERCIAL PAPER — 0.3%	Par Value	Value
U.S. Bank, N.A., discount, 0.05%, due 04/01/2010 (Cost $107,000)	$107,000	$107,000

MONEY MARKET FUNDS — 0.0%	Shares	Value
AIM STIT - STIC Prime Portfolio - Institutional Class, 0.11% (b) (Cost $150)	150	$150

Total Investments at Value — 100.0% (Cost $24,738,162)		$32,195,126

Other Assets in Excess of Liabilities — 0.0%		2,846

Net Assets — 100.0%		$32,197,972

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	Variable rate security. The rate shown is the 7-day effective yield as of March 31, 2010.

See accompanying notes to financial statements.

THE ALABAMA TAX FREE BOND FUND SCHEDULE OF INVESTMENTS March 31, 2010

ALABAMA FIXED RATE REVENUE AND GENERAL OBLIGATION (GO) BONDS — 95.8%	Par Value	Value
Alabama Drinking Water Financing Auth., Rev.,
4.00%, due 08/15/2014	$250,000	$263,693
5.00%, due 08/15/2018	400,000	424,748
Alabama Special Care Facilities Financing Auth., Birmingham, Rev.,
5.375%, due 11/01/2012, ETM	400,000	401,496
Alabama Special Care Facilities Financing Auth., Mobile, Hospital Rev.,
4.50%, due 11/01/2010, ETM	250,000	250,870
Alabama State Federal Highway Financing Auth., Rev.,
5.00%, due 03/01/2016	300,000	318,219
Alabama State Parks System Improvement Corporation, GO,
5.50%, due 06/01/2010	200,000	201,744
Alabama State Public School & College Auth., Capital Improvements, Rev.,
5.00%, due 12/01/2011	350,000	374,287
Alabama State Public School & College Auth., Capital Improvements, Series A, Rev.,
4.00%, due 02/17/2017	250,000	264,225
Alabama State Public School & College Auth., Rev.,
5.00%, due 05/01/2010	355,000	356,377
5.00%, due 12/01/2017	300,000	337,092
Alabama State, GO,
5.00%, due 06/01/2012	250,000	251,820
5.00%, due 09/01/2015	300,000	308,322
5.00%, due 09/01/2016	300,000	308,322
5.00%, due 09/01/2017	300,000	329,901
Alabama Water Pollution Control Auth., Rev.,
5.00%, due 08/15/2010	500,000	504,635
5.375%, due 08/15/2014	225,000	239,031
Anniston, AL, Waterworks & Sewer Board, Rev.,
4.00%, due 06/01/2015	400,000	400,992
Athens, AL, Electric Rev., Warrants,
3.00%, due 06/01/2011	500,000	511,415
Auburn University, AL, General Fee Rev.,
4.45%, due 06/01/2011, Prerefunded 06/01/2010 @ 100	400,000	402,764
5.25%, due 06/01/2015	400,000	430,312
Auburn, AL, GO, Warrants,
5.00%, due 08/01/2012	225,000	245,239
Auburn, AL, Waterworks Board, Rev.,
5.00%, due 07/01/2015	335,000	354,909
Baldwin Co., AL, Board of Education, Rev., Warrants,
5.00%, due 06/01/2010	300,000	302,175
Baldwin Co., AL, GO, Warrants,
5.00%, due 02/01/2015	200,000	221,156

THE ALABAMA TAX FREE BOND FUND SCHEDULE OF INVESTMENTS (Continued)

ALABAMA FIXED RATE REVENUE AND GENERAL OBLIGATION (GO) BONDS — 95.8% (Continued)	Par Value	Value
Baldwin Co., AL, Series A, GO, Warrants,
5.00%, due 02/01/2017	$320,000	$360,739
Calhoun Co., AL, Gas Tax Anticipation, Series A, Rev., Warrants,
4.00%, due 03/01/2016	445,000	470,414
Calhoun Co., AL, Gas Tax Anticipation, Series B, Rev., Warrants,
2.00%, due 03/01/2011	365,000	368,435
Chelsea, AL, GO,
4.00%, due 05/01/2015	260,000	277,529
Enterprise, AL, GO, School Warrants,
4.00%, due 02/01/2016	400,000	428,328
Florence, AL, Electric Rev., Warrants,
3.10%, due 06/01/2015	300,000	303,903
Foley, AL, GO, Warrants,
4.00%, due 01/01/2015	315,000	339,989
Foley, AL, Utilities Board, Utilities Rev.,
4.00%, due 11/01/2018	710,000	741,091
4.50%, due 11/01/2019	250,000	261,540
Homewood, AL, GO, Warrants,
5.00%, due 09/01/2014, Prerefunded 09/01/2011 @ 101	500,000	535,715
5.00%, due 09/01/2015	250,000	284,638
Hoover, AL, Special Tax, Warrants,
5.00%, due 02/15/2015	370,000	393,920
Houston Co., AL, Board of Education, GO, Capital Outlay Warrants,
4.00%, due 12/01/2013	545,000	590,497
Houston Co., AL, GO,
4.75%, due 10/15/2016	500,000	535,815
Huntsville, AL, Capital Improvements, Series C, GO, Warrants,
3.25%, due 11/01/2010	100,000	101,728
5.00%, due 11/01/2017	300,000	331,131
Huntsville, AL, Electric Systems, Rev.,
4.00%, due 12/01/2013	300,000	326,352
Huntsville, AL, GO,
5.00%, due 08/01/2011	500,000	529,375
5.125%, due 05/01/2020	300,000	329,091
Jefferson Co., AL, Sewer Rev.,
5.00%, due 02/01/2041, Prerefunded 02/01/2011 @ 101	225,000	233,642
Limestone Co., AL, Board of Education, Rev.,
4.75%, due 11/01/2010	250,000	256,035
Macon Co., AL, GO, Warrants,
4.25%, due 10/01/2027, Prerefunded 10/01/2017 @ 100	200,000	223,728

THE ALABAMA TAX FREE BOND FUND SCHEDULE OF INVESTMENTS (Continued)

ALABAMA FIXED RATE REVENUE AND GENERAL OBLIGATION (GO) BONDS — 95.8% (Continued)	Par Value	Value
Madison Co., AL, Board of Education, Capital Outlay Tax Anticipation Warrants,
5.20%, due 03/01/2011	$400,000	$404,432
5.20%, due 03/01/2014	250,000	252,770
Madison Co., AL, Board of Education, Series B, Tax Anticipation Warrants,
3.00%, due 09/01/2017	410,000	401,247
Mobile Co., AL, GO,
5.25%, due 08/01/2015	400,000	449,376
Mobile, AL, GO,
4.50%, due 08/01/2013	100,000	109,806
4.75%, due 02/15/2014	400,000	417,552
5.50%, due 08/15/2015, Prerefunded 08/15/2011 @ 102	500,000	543,245
5.20%, due 08/15/2018, Prerefunded 08/15/2011 @ 102	725,000	784,740
Mobile, AL, Water & Sewer, Rev.,
5.25%, due 01/01/2012	205,000	219,073
5.25%, due 01/01/2014	300,000	316,623
5.25%, due 01/01/2020	400,000	418,292
Montgomery, AL, GO,
5.00%, due 11/01/2015	300,000	310,446
Montgomery, AL, Waterworks & Sanitation, Rev.,
5.25%, due 09/01/2011	350,000	372,407
Mountain Brook, AL, City Board of Education, Capital Outlay Warrants,
4.80%, due 02/15/2011	405,000	406,324
Oxford, AL, Waterworks & Sewer Board, Rev.,
3.00%, due 12/01/2011	415,000	426,437
Prattville, AL, GO, Warrants,
4.00%, due 09/01/2016	450,000	478,323
Prattville, AL, Waterworks Board, Rev.,
3.00%, due 08/01/2017	290,000	285,238
Scottsboro, AL, Waterworks Sewer & Gas Board, Rev.,
4.35%, due 08/01/2011	200,000	200,174
Sheffield, AL, Electric Rev.,
4.00%, due 07/01/2017	600,000	621,180
Smiths, AL, Water & Sewer Auth., Rev.,
4.00%, due 06/01/2013	200,000	211,894
St. Clair Co., AL, GO,
4.00%, due 08/01/2013	145,000	156,810
4.00%, due 08/01/2014	205,000	222,983
Sumter Co., AL, School Rev., Warrants,
4.50%, due 02/01/2031, Prerefunded 02/01/16 @ 100	500,000	564,845
Trussville, AL, Warrants,
4.30%, due 10/01/2010	400,000	408,028

THE ALABAMA TAX FREE BOND FUND SCHEDULE OF INVESTMENTS (Continued)

ALABAMA FIXED RATE REVENUE AND GENERAL OBLIGATION (GO) BONDS — 95.8% (Continued)	Par Value	Value
Tuscaloosa, AL, GO, Warrants,
4.25%, due 02/15/2011	$145,000	$149,707
Tuscaloosa, AL, Public Building Auth., Student Housing Rev.,
4.00%, due 07/01/2013	350,000	373,223
University of Alabama, AL, Birmingham, Series A, Hospital Rev.,
5.00%, due 09/01/2011	100,000	104,930
5.00%, due 09/01/2012	180,000	192,393
University of Alabama, AL, General Fee Rev.,
4.10%, due 12/01/2013	240,000	253,939
University of Alabama, AL, Series A, Rev.,
4.00%, due 10/01/2010	375,000	381,982
3.00%, due 07/01/2016	340,000	347,001
5.00%, due 07/01/2017	245,000	280,047
Vestavia Hills, AL, Series A, GO, Warrants,
5.00%, due 02/01/2012	565,000	594,973
3.00%, due 02/01/2018	240,000	237,643
Wetumpka, AL, Waterworks & Sewer, Rev.,
4.00%, due 03/01/2018	320,000	324,262

Total Alabama Fixed Rate Revenue and General Obligation (GO) Bonds (Cost $27,803,146)		$28,449,724

MONEY MARKET FUNDS — 3.4%	Shares	Value
Alpine Municipal Money Market Fund - Class I, 0.18% (a) (Cost $1,019,548)	1,019,548	$1,019,548

Total Investments at Value - 99.2% (Cost $28,822,694)		$29,469,272

Other Assets in Excess of Liabilities — 0.8%		246,994

Net Assets — 100.0%		$29,716,266

ETM - Escrowed to Maturity.

(a) Variable rate security. The rate shown is the 7-day effective yield as of March 31, 2010.

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS STATEMENTS OF ASSETS AND LIABILITIES March 31, 2010

	Government Street Equity Fund	Government Street Mid-Cap Fund	Alabama Tax Free Bond Fund
ASSETS
Investments in securities:
At acquisition cost	$39,170,689	$24,738,162	$28,822,694
At value (Note 1)	$57,820,579	$32,195,126	$29,469,272
Dividends and interest receivable	72,342	26,914	280,082
Receivable for capital shares sold	5,000	1,732	—
Other assets	12,393	9,712	8,983
TOTAL ASSETS	57,910,314	32,233,484	29,758,337

LIABILITIES
Bank overdraft	1,235	—	—
Distributions payable	3,537	—	20,861
Written call options, at value (Notes 1 and 4) (premiums received $12,478)	21,880	—	—
Payable for capital shares redeemed	76,373	7,577	4,946
Accrued investment advisory fees (Note 3)	29,109	20,313	7,679
Accrued administration fees (Note 3)	7,200	4,000	3,700
Accrued compliance fees (Note 3)	565	550	550
Other accrued expenses	4,087	3,072	4,335
TOTAL LIABILITIES	143,986	35,512	42,071

NET ASSETS	$57,766,328	$32,197,972	$29,716,266

Net assets consist of:
Paid-in capital	$39,150,276	$25,357,852	$29,087,177
Undistributed net investment income	765	12,399	7,280
Accumulated net realized losses from security transactions	(25,201)	(629,243)	(24,769)
Net unrealized appreciation on investments	18,640,488	7,456,964	646,578

Net assets	$57,766,328	$32,197,972	$29,716,266

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,412,880	2,501,834	2,822,226

Net asset value, offering price and redemption price per share (Note 1)	$40.89	$12.87	$10.53

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS STATEMENTS OF OPERATIONS Year Ended March 31, 2010

	Government Street Equity Fund	Government Street Mid-Cap Fund	Alabama Tax Free Bond Fund
INVESTMENT INCOME
Interest	$656	$426	$1,035,379
Dividends	1,017,931	449,653	12,719
Foreign withholding taxes on dividends	(3,840)	(1,365)	—
TOTAL INVESTMENT INCOME	1,014,747	448,714	1,048,098

EXPENSES
Investment advisory fees (Note 3)	297,388	208,870	104,705
Administration fees (Note 3)	68,314	48,000	43,842
Professional fees	19,150	16,695	14,950
Trustees’ fees and expenses	14,702	14,702	14,702
Custodian and bank service fees	10,245	8,175	5,876
Compliance fees and expenses (Note 3)	6,769	6,616	6,620
Pricing costs	1,841	3,436	12,705
Account maintenance fees	6,422	6,370	1,567
Insurance expense	5,282	3,223	4,127
Printing of shareholder reports	5,618	2,902	2,825
Postage and supplies	4,220	3,441	3,533
Registration fees	3,606	3,144	3,034
Other expenses	5,134	4,621	4,549
TOTAL EXPENSES	448,691	330,195	223,035
Fees waived by the Adviser (Note 3)	—	(13,860)	(28,581)
NET EXPENSES	448,691	316,335	194,454

NET INVESTMENT INCOME	566,056	132,379	853,644

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from security transactions	148,167	34,204	51,774
Net realized gains from in-kind redemptions (Note 1)	1,241,775	309,466	—
Net change in unrealized appreciation (depreciation) on:
Investments	18,422,393	10,895,821	(64,236)
Option contracts written	(9,402)	—	—

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	19,802,933	11,239,491	(12,462)

NET INCREASE IN NET ASSETS FROM OPERATIONS	$20,368,989	$11,371,870	$841,182
See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	Government Street Equity Fund		Government Street Mid-Cap Fund
	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2010	Year Ended March 31, 2009
FROM OPERATIONS
Net investment income	$566,056	$800,984	$132,379	$130,103
Net realized gains (losses) from security transactions	148,167	(173,368)	34,204	(663,447)
Net realized gains from in-kind redemptions (Note 1)	1,241,775	1,939,512	309,466	446,671
Net change in unrealized appreciation (depreciation) on:
Investments	18,422,393	(28,078,838)	10,895,821	(9,436,552)
Option contracts written	(9,402)	—	—	—
Net increase (decrease) in net assets from operations	20,368,989	(25,511,710)	11,371,870	(9,523,225)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(566,303)	(753,088)	(119,980)	(141,611)
In excess of net investment income	—	—	—	(2,489)
From realized capital gains on security transactions	—	—	—	(7,284)
Decrease in net assets from distributions to shareholders	(566,303)	(753,088)	(119,980)	(151,384)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	5,064,427	2,476,764	1,574,608	1,776,042
Net asset value of shares issued in reinvestment of distributions to shareholders	542,448	719,467	112,182	141,942
Payments for shares redeemed	(5,299,606)	(6,541,942)	(2,262,835)	(2,144,940)
Net increase (decrease) in net assets from capital share transactions	307,269	(3,345,711)	(576,045)	(226,956)

TOTAL INCREASE (DECREASE) IN NET ASSETS	20,109,955	(29,610,509)	10,675,845	(9,901,565)

NET ASSETS
Beginning of year	37,656,373	67,266,882	21,522,127	31,423,692
End of year	$57,766,328	$37,656,373	$32,197,972	$21,522,127

UNDISTRIBUTED NET INVESTMENT INCOME	$765	$1,012	$12,399	$—

CAPITAL SHARE ACTIVITY
Shares sold	135,218	68,142	147,313	174,611
Shares reinvested	14,817	20,123	9,427	15,726
Shares redeemed	(146,410)	(181,776)	(199,510)	(205,129)
Net increase (decrease) in shares outstanding	3,625	(93,511)	(42,770)	(14,792)
Shares outstanding, beginning of year	1,409,255	1,502,766	2,544,604	2,559,396
Shares outstanding, end of year	1,412,880	1,409,255	2,501,834	2,544,604

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	Alabama Tax Free Bond Fund
	Year Ended March 31, 2010	Year Ended March 31, 2009
FROM OPERATIONS
Net investment income	$853,644	$909,831
Net realized gains from security transactions	51,774	5,706
Net change in unrealized appreciation (depreciation) on investments	(64,236)	110,981
Net increase in net assets from operations	841,182	1,026,518

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(850,484)	(906,325)
From realized capital gains on security transactions	(29,128)	(205)
Decrease in net assets from distributions to shareholders	(879,612)	(906,530)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	5,264,512	3,972,100
Net asset value of shares issued in reinvestment of distributions to shareholders	598,837	576,864
Payments for shares redeemed	(4,466,191)	(1,737,811)
Net increase in net assets from capital share transactions	1,397,158	2,811,153

TOTAL INCREASE IN NET ASSETS	1,358,728	2,931,141

NET ASSETS
Beginning of year	28,357,538	25,426,397
End of year	$29,716,266	$28,357,538

UNDISTRIBUTED NET INVESTMENT INCOME	$1,160	$17,525

CAPITAL SHARE ACTIVITY
Shares sold	498,641	378,942
Shares reinvested	56,622	55,131
Shares redeemed	(422,233)	(166,312)
Net increase in shares outstanding	133,030	267,761
Shares outstanding, beginning of year	2,689,196	2,421,435
Shares outstanding, end of year	2,822,226	2,689,196

See accompanying notes to financial statements.

THE GOVERNMENT STREET EQUITY FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2010	2009	2008	2007	2006
Net asset value at beginning of year	$26.72	$44.76	$48.37	$52.42	$47.11

Income (loss) from investment operations:
Net investment income	0.40	0.55	0.57	0.48	0.50
Net realized and unrealized gains (losses) on investments	14.17	(18.07)	(2.12)	2.90	5.31
Total from investment operations	14.57	(17.52)	(1.55)	3.38	5.81

Less distributions:
Dividends from net investment income	(0.40)	(0.52)	(0.57)	(0.48)	(0.50)
Distributions from net realized gains	—	—	(1.31)	(6.95)	—
Return of capital	—	—	(0.18)	—	—
Total distributions	(0.40)	(0.52)	(2.06)	(7.43)	(0.50)

Net asset value at end of year	$40.89	$26.72	$44.76	$48.37	$52.42

Total return (a)	54.71%	(39.43% )	(3.51% )	7.04%	12.39%

Net assets at end of year (000’s)	$57,766	$37,656	$67,267	$87,757	$107,243

Ratio of expenses to average net assets	0.90%	0.91%	0.84%	0.84%	0.78%

Ratio of net investment income to average net assets	1.14%	1.47%	1.12%	0.96%	0.95%

Portfolio turnover rate	30%	35%	12%	15%	17%

(a)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

THE GOVERNMENT STREET MID-CAP FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2010	2009		2008	2007	2006
Net asset value at beginning of year	$8.46	$12.28		$13.13	$13.71	$11.30

Income (loss) from investment operations:
Net investment income	0.05	0.05		0.03	0.04	0.05
Net realized and unrealized gains (losses) on investments	4.41	(3.82)		(0.53)	0.45	2.38
Total from investment operations	4.46	(3.77)		(0.50)	0.49	2.43

Less distributions:
Dividends from net investment income	(0.05)	(0.05)		(0.05)	(0.05)	(0.02)
In excess of net investment income	—	(0.00	)(a)	—	—	—
Distributions from net realized gains	—	(0.00	)(a)	(0.30)	(1.02)	—
Total distributions	(0.05)	(0.05)		(0.35)	(1.07)	(0.02)

Net asset value at end of year	$12.87	$8.46		$12.28	$13.13	$13.71

Total return (b)	52.73%	(30.65%	)	(3.99% )	3.83%	21.51%

Net assets at end of year (000’s)	$32,198	$21,522		$31,424	$33,961	$37,619

Ratio of net expenses to average net assets(c)	1.13%	1.10%		1.10%	1.10%	1.10%

Ratio of net investment income to average net assets	0.47%	0.47%		0.25%	0.26%	0.37%

Portfolio turnover rate	10%	14%		11%	11%	28%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)
Absent investment advisory fees voluntarily waived by the Adviser, the ratios of expenses to average net assets would have been 1.18%, 1.23%, 1.12%, 1.12% and 1.11% for the years ended March 31, 2010, 2009, 2008, 2007 and 2006, respectively (Note 3).

See accompanying notes to financial statements.

THE ALABAMA TAX FREE BOND FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2010		2009		2008	2007	2006
Net asset value at beginning of year	$10.54		$10.50		$10.39	$10.40	$10.55

Income (loss) from investment operations:
Net investment income	0.28		0.35		0.36	0.36	0.34
Net realized and unrealized gains (losses) on investments	(0.00	)(a)	0.04		0.12	(0.01)	(0.15)
Total from investment operations	0.28		0.39		0.48	0.35	0.19

Less distributions:
Dividends from net investment income	(0.28)		(0.35)		(0.36)	(0.36)	(0.34)
Distributions from net realized gains	(0.01)		(0.00	)(a)	(0.01)	—	—
Total distributions	(0.29)		(0.35)		(0.37)	(0.36)	(0.34)

Net asset value at end of year	$10.53		$10.54		$10.50	$10.39	$10.40

Total return (b)	2.88%		3.80%		4.66%	3.38%	1.80%

Net assets at end of year (000’s)	$29,716		$28,358		$25,426	$25,968	$26,182

Ratio of net expenses to average net assets(c)	0.65%		0.65%		0.65%	0.65%	0.65%

Ratio of net investment income to average net assets	2.85%		3.36%		3.46%	3.44%	3.25%

Portfolio turnover rate	32%		8%		6%	15%	5%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)
Absent investment advisory fees voluntarily waived by the Adviser, the ratios of expenses to average net assets would have been 0.75%, 0.79%, 0.78%, 0.76% and 0.73% for the years ended March 31, 2010, 2009, 2008, 2007 and 2006, respectively (Note 3).

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS NOTES TO FINANCIAL STATEMENTS March 31, 2010

1. Organization and Significant Accounting Policies

The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund (the “Funds”) are each a no-load series of the Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not included in this report.

The Government Street Equity Fund’s investment objective is to seek capital appreciation through the compounding of dividends and of capital gains, both realized and unrealized, by investing primarily in common stocks.

The Government Street Mid-Cap Fund’s investment objective is to seek capital appreciation by investing primarily in common stocks of mid-cap companies.

The Alabama Tax Free Bond Fund’s investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Alabama and to preserve capital.

The following is a summary of the Funds’ significant accounting policies:

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Call options written by the Funds are valued at the then current market quotation, using the ask price as of the close of each day on the principal exchanges on which they are traded. Short-term instruments (those with remaining maturities of 60 days or less) may be valued at amortized cost, which approximates market value.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using procedures established by and under the general supervision of the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

THE GOVERNMENT STREET FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

Various inputs are used in determining the value of each of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – other significant observable inputs

• Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The following is a summary of the inputs used to value each Fund’s investments as of March 31, 2010 by security type:

The Government Street Equity Fund:	Level 1	Level 2	Level 3	Total
Common Stocks	$46,352,075	$—	$—	$46,352,075
Exchange-Traded Funds	9,978,810	—	—	9,978,810
Commercial Paper	—	1,489,000	—	1,489,000
Money Market Funds	—	694	—	694
Written Call Option Contracts	(21,880)	—	—	(21,880)
Total	$56,309,005	$1,489,694	$—	$57,798,699

The Government Street Mid-Cap Fund:	Level 1	Level 2	Level 3	Total
Common Stocks	$28,842,051	$—	$—	$28,842,051
Exchange-Traded Funds	3,245,925	—	—	3,245,925
Commercial Paper	—	107,000	—	107,000
Money Market Funds	—	150	—	150
Total	$32,087,976	$107,150	$—	$32,195,126

The Alabama Tax Free Bond Fund:	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$28,449,724	$—	$28,449,724
Money Market Funds	—	1,019,548	—	1,019,548
Total	$—	$29,469,272	$—	$29,469,272

Refer to The Government Street Equity Fund’s and The Government Street Mid-Cap Fund’s Schedule of Investments for a listing of the common stocks valued using Level 1 inputs by sector type.

Share valuation — The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

THE GOVERNMENT STREET FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Investment income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

Repurchase agreements — The Funds may enter into repurchase agreements. A repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time a Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Funds actively monitor and seek additional collateral, as needed. If the seller defaults, the fair value of the collateral may decline and realization of the collateral by the Funds may be delayed or limited.

Distributions to shareholders — Dividends arising from net investment income are declared and paid quarterly to shareholders of The Government Street Equity Fund; declared and paid annually to shareholders of The Government Street Mid-Cap Fund; and declared daily and paid monthly to shareholders of The Alabama Tax Free Bond Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature.

The tax character of distributions paid during the years ended March 31, 2010 and March 31, 2009 is as follows:

	Years Ended	Ordinary Income	Exempt- Interest Dividends	Long-Term Gains	Total Distributions
The Government Street Equity Fund	03/31/10	$566,303	$—	$—	$566,303
	03/31/09	$753,088	$—	$—	$753,088
The Government Street Mid-Cap Fund	03/31/10	$119,980	$—	$—	$119,980
	03/31/09	$144,299	$—	$7,085	$151,384
The Alabama Tax Free Bond Fund	03/31/10	$27,129	$850,484	$1,999	$879,612
	03/31/09	$—	$906,325	$205	$906,530

Security transactions — Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses — Common expenses of the Trust are allocated among the series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Options transactions — With the intent of increasing the total returns of the investment portfolios of The Government Street Equity Fund and The Government Street Mid-Cap Fund, the Funds may write covered call options, primarily against highly appreciated, low basis securities to increase income. When the Funds write a

THE GOVERNMENT STREET FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

covered call option contract, premiums are received and are recorded as liabilities, and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the security. If a closing purchase transaction is used to terminate a Fund’s obligation on a written call option contract, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call option written.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — It is each Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2010:

	Government Street Equity Fund	Government Street Mid-Cap Fund	Alabama Tax Free Bond Fund
Cost of portfolio investments and written call options	$39,298,070	$24,738,162	$28,844,561
Gross unrealized appreciation	$20,743,179	$9,040,649	$679,598
Gross unrealized depreciation	(2,242,550)	(1,583,685)	(54,887)
Net unrealized appreciation	18,500,629	7,456,964	624,711
Undistributed ordinary income	4,302	12,399	1,634
Undistributed long-term gains	114,658	—	—
Undistributed tax exempt income	—	—	25,347
Capital loss carryforwards	—	(629,243)	(1,742)
Other temporary differences	(3,537)	—	(20,861)
Total distributable earnings	$18,616,052	$6,840,120	$629,089

THE GOVERNMENT STREET FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

The difference between the federal income tax cost of portfolio investments and the financial statement cost for The Government Street Equity Fund and The Alabama Tax Free Bond Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales and/or differing methods in the amortization of market discount and premium on fixed income securities.

During the year ended March 31, 2010, The Government Street Equity Fund utilized capital loss carryforwards of $71,454 to offset current year realized gains.

As of March 31, 2010, The Government Street Mid-Cap Fund had capital loss carryforwards for federal income tax purposes of $629,243, of which $223,256 expires March 31, 2017 and $405,987 expires March 31, 2018. The Alabama Tax Free Bond Fund had a capital loss carryforward for federal income tax purposes of $1,742, which expires March 31, 2018. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders.

During the year ended March 31, 2010, The Government Street Equity Fund and The Government Street Mid-Cap Fund realized $1,241,775 and $309,466, respectively of net capital gains resulting from in-kind redemptions (redemptions in which shareholders who redeemed Fund shares received securities held by the Fund rather than cash). The Funds recognize a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities. Such gains are not taxable to the Funds and are not required to be distributed to shareholders. The Funds have reclassified these amounts against paid-in capital. These reclassifications are reflected on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, had no effect on each Fund’s net assets or net asset value per share.

For the year ended March 31, 2010, The Alabama Tax Free Bond Fund reclassified $13,405 of undistributed net investment income against accumulated net realized losses on the Statements of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, had no effect on the Fund’s net assets or net asset value per share.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (tax years ended March 31, 2007 through March 31, 2010) of each Fund and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

THE GOVERNMENT STREET FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

2. Investment Transactions

During the year ended March 31, 2010, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, totaled $14,263,271 and $14,288,955, respectively, for The Government Street Equity Fund; $4,385,675 and $2,776,428, respectively, for The Government Street Mid-Cap Fund; and $10,786,176 and $8,863,750, respectively, for The Alabama Tax Free Bond Fund.

3. Transactions with Affiliates

INVESTMENT ADVISORY AGREEMENT
The Funds’ investments are managed by Leavell Investment Management, Inc. (the “Adviser”) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Government Street Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .60% of its average daily net assets up to $100 million and .50% of such assets in excess of $100 million. The Government Street Mid-Cap Fund pays the Adviser a fee at an annual rate of .75% of its average daily net assets. The Alabama Tax Free Bond Fund pays the Adviser a fee at an annual rate of .35% of its average daily net assets up to $100 million and .25% of such assets in excess of $100 million.

During the period from August 1, 2009 through January 20, 2010, the Adviser voluntarily undertook to limit the advisory fees it received from The Government Street Mid-Cap Fund to .65% of the Fund’s average daily net assets. Additionally, during the year ended March 31, 2010, the Adviser voluntarily undertook to limit the total operating expenses of The Alabama Tax Free Bond Fund to .65% of the Fund’s average daily net assets. Accordingly, the Adviser waived $13,860 and $28,581, respectively, of its investment advisory fees from The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund during the year ended March 31, 2010.

Certain officers of the Trust are also officers of the Adviser.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (“Ultimus”), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each Fund at an annual rate of .15% of the Fund’s average daily net assets up to $25 million, .125% of the next $25 million of such assets, and .10% of such assets in excess of $50 million. The minimum monthly fee payable to Ultimus is $4,000 with respect to The Government Street Equity Fund and The Government Street Mid-Cap Fund and $3,500 with respect to The Alabama Tax Free Bond Fund. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the

THE GOVERNMENT STREET FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

“Distributor”), the principal underwriter of each Fund’s shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPLIANCE CONSULTING AGREEMENT
Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust’s Chief Compliance Officer and to administer the Funds’ compliance policies and procedures. For these services, the Funds pay Ultimus an annual base fee of $18,600 plus an asset-based fee equal to 0.01% per annum on the Funds’ aggregate net assets in excess of $100 million. In addition, the Funds reimburse Ultimus for reasonable out-of-pocket expenses, if any, incurred in connection with these services.

4. Option Contracts Written

Transactions in option contracts written by The Government Street Equity Fund during the year ended March 31, 2010 were as follows:

	Options Contracts	Option Premiums
Options outstanding at beginning of year	—	$—
Options written	166	12,478
Options outstanding at end of year	166	$12,478

The average monthly notional amount of option contracts during the year ended March 31, 2010 was $172,167 for the Government Street Equity Fund.

No option contracts were written by The Government Street Mid-Cap Fund during the year ended March 31, 2010.

5. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

THE GOVERNMENT STREET FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

6. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

7. Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 31, 2009 and others for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on the Funds’ financial statement disclosures.

THE GOVERNMENT STREET FUNDS REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The Government Street Equity Fund,
The Government Street Mid-Cap Fund, and
The Alabama Tax-Free Bond Fund of the Williamsburg Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Government Street Equity Fund, The Government Street Mid-Cap Fund, and The Alabama Tax-Free Bond Fund (the “Funds”) (each a series of the Williamsburg Investment Trust), as of March 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax-Free Bond Fund at March 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
May 27, 2010

THE GOVERNMENT STREET FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other expenses. These ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment returns of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2009 through March 31, 2010).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

THE GOVERNMENT STREET FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

More information about the Funds’ expenses, including historical expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During Period*
The Government Street Equity Fund
Based on Actual Fund Return	$1,000.00	$1,131.70	$4.78
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.44	$4.53
The Government Street Mid-Cap Fund
Based on Actual Fund Return	$1,000.00	$1,142.40	$5.72
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.60	$5.39
The Alabama Tax Free Bond Fund
Based on Actual Fund Return	$1,000.00	$1,003.80	$3.25
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.69	$3.28
*
Expenses are equal to the Funds’ annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

The Government Street Equity Fund	0.90%
The Government Street Mid-Cap Fund	1.07%
The Alabama Tax Free Bond Fund	0.65%

THE GOVERNMENT STREET FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

Trustee		Address	Age	Position Held with the Trust	Length of Time Served
*	Charles M. Caravati, Jr.	931 Broad Street Road Manakin-Sabot, VA	73	Chairman and Trustee	Since June 1991
*	Austin Brockenbrough III	1802 Bayberry Court, Suite 400 Richmond, VA	73	Trustee	Since September 1988
*	John T. Bruce	800 Main Street Lynchburg, VA	56	Trustee	Since September 1988
	Robert S. Harris	100 Darden Boulevard Charlottesville, VA	60	Trustee	Since January 2007
	J. Finley Lee, Jr.	448 Pond Apple Drive North Naples, FL	70	Trustee	Since September 1988
	Richard L. Morrill	University of Richmond Richmond, VA	70	Trustee	Since March 1993
	Harris V. Morrissette	100 Jacintoport Boulevard Saraland, AL	50	Trustee	Since March 1993
	Samuel B. Witt III	302 Clovelly Road Richmond, VA	74	Trustee	Since November 1988
	Thomas W. Leavell	P.O. Box 1307 Mobile, AL	66	President	Since February 2004
	Mary Shannon Hope	P.O. Box 1307 Mobile, AL	46	Vice President	Since August 2008
	Timothy S. Healey	600 Luckie Drive Suite 305 Birmingham, AL	57	Vice President of The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund	Since January 1995
	Robert G. Dorsey	225 Pictoria Drive, Suite 450 Cincinnati, OH	53	Vice President	Since November 2000
	Mark J. Seger	225 Pictoria Drive, Suite 450 Cincinnati, OH	48	Treasurer	Since November 2000
	John F. Splain	225 Pictoria Drive, Suite 450 Cincinnati, OH	53	Secretary	Since November 2000
	Tina H. Bloom	225 Pictoria Drive, Suite 450 Cincinnati, OH	41	Chief Compliance Officer	Since August 2006

*
Messrs. Bruce, Brockenbrough and Caravati are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Messrs. Bruce and Brockenbrough are “interested persons” of the Trust by virtue of their affiliation with investment advisers to other series of the Trust. Charles M. Caravati, Jr. is the father of Charles M. Caravati III, an officer of The Jamestown Funds, which are other series of the Trust.

THE GOVERNMENT STREET FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Each Trustee oversees nine portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of Lowe, Brockenbrough & Company, Inc. (an investment advisory firm). He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O’Grady & Co., Inc. (a global asset manager).

John T. Bruce is a Principal of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

Robert S. Harris is the C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was previously the dean at Darden. Professor Harris has published widely on corporate finance, financial markets and mergers and acquisitions and has served as a consultant to corporations and government agencies.

J. Finley Lee, Jr. is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina.

Richard L. Morrill serves as President of the Teagle Foundation (charitable foundation) and Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (specialty chemical manufacturer).

Harris V. Morrissette is President of China Doll Rice and Beans Inc. and Dixie Lily Foods. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company). In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Samuel B.Witt III is the retired Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

Thomas W. Leavell is a Principal of the Adviser.

Mary Shannon Hope is a Principal of the Adviser.

Timothy S. Healey is a Principal of the Adviser.

THE GOVERNMENT STREET FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Tina H. Bloom is Vice President of Administration of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-800-281-3217.

FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the fiscal year ended March 31, 2010. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Government Street Equity Fund and The Government Street Mid-Cap Fund intend to designate up to a maximum amount of $566,303 and $119,980, respectively, as taxed at a maximum rate of 15%. Additionally, The Alabama Tax Free Bond Fund intends to designate $1,999 as a long-term capital gain distribution. For the fiscal year ended March 31, 2010, 100% of the dividends paid from ordinary income by The Government Street Equity Fund and The Government Street Mid-Cap Fund qualified for the dividends received deduction for corporations.

As required by federal regulations, complete information will be computed and reported in conjunction with your 2010 Form 1099-DIV.

THE GOVERNMENT STREET FUNDS OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1125, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-866-738-1125 or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-866-738-1125. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE GOVERNMENT STREET FUNDS DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At an in-person meeting held on February 9, 2010, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of the Investment Advisory Agreements with the Adviser on behalf of The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund. Below is a discussion of the factors considered by the Board of Trustees along with the conclusions with respect thereto that formed the basis for the Board’s approvals.

In selecting the Adviser and approving the continuance of the Investment Advisory Agreements, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of the Adviser.

The Trustees’ evaluation of the quality of the Adviser’s services took into account their knowledge and experience gained through meetings with and reports of the Adviser’s senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds was considered. Each Fund’s performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, were considered in light of the Funds’ compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds’ independent public accounting firm in periodic meetings with the Trust’s Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the Investment Advisory Agreements, the Trustees compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives. The Trustees considered information provided by the Adviser concerning the Adviser’s profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called “fallout” benefits to the Adviser. The Trustees also considered the Adviser’s representations that all of the Funds’ portfolio trades were executed based on the best price and execution available, and that the Adviser does not participate in any soft dollar or directed brokerage arrangements. The Trustees further considered that neither the Funds nor the Adviser participate in any revenue sharing arrangements on behalf of the Funds. In

THE GOVERNMENT STREET FUNDS DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

evaluating the Funds’ advisory fees, the Trustees took into account the complexity and quality of the investment management of the Funds.

Based upon their review of this information, the Independent Trustees concluded that: (i) based upon the performance of The Government Street Equity Fund during 2009, which exceeded the return of the S&P 500 Index, as well as the longer term performance of the Fund, the Adviser has provided quality services to the Fund; (ii) although the performance of The Government Street Mid-Cap Fund during 2009 lagged the returns of the S&P MidCap 400 Index and the average of its Lipper peer group, such Fund’s longer term performance has been very good, outperforming each of those benchmarks over the 3 years and 5 years ended December 31, 2009 and earning a 5-star overall rating from Morningstar, Inc.; (iii) although the short-term and long-term performance of The Alabama Tax Free Bond Fund has lagged its benchmark index and the average returns for comparably managed funds, the Fund is managed in a conservative investment style and is not managed to correlate to any particular index, and the Independent Trustees believe that the Fund has satisfactorily met the goal of providing tax-exempt income with limited exposure to credit and maturity risks; (iv) the investment advisory fees payable to the Adviser by each Fund are competitive with similarly managed funds, and the Independent Trustees believe the fees to be reasonable given the scope and quality of investment advisory services provided by the Adviser and other services provided to the shareholders; (v) the total operating expense ratio of each Fund is less than the average expense ratio for comparably managed funds, according to statistics derived from Morningstar, Inc.; and (vi) the Adviser’s voluntary commitment to cap overall operating expenses of The Alabama Tax Free Bond Fund through advisory fee waivers has enabled that Fund to further increase returns for shareholders. The Board noted that the Adviser’s profitability analysis indicated that the Adviser did not derive any profits from its management of the Funds over the past year. Given the current size of the Funds and their expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the “fallout” benefits to the Adviser with respect to the Funds, but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreements. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to continue its Investment Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

The Government Street Funds
No Load Mutual Funds

Investment Adviser
Leavell Investment Management, Inc.
Post Office Box 1307
Mobile, AL 36633

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, OH 45246-0707
1-866-738-1125

Legal Counsel
Sullivan & Worcester LLP
One Post Office Square
Boston, MA 02109

Independent Registered Public Accounting Firm
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, OH 45202

Board of Trustees
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
Robert S. Harris
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette
Samuel B. Witt, III

Portfolio Managers
Thomas W. Leavell,
The Government Street Equity Fund
The Government Street Mid-Cap Fund
Timothy S. Healey,
The Government Street Mid-Cap Fund
The Alabama Tax Free Bond Fund
Richard E. Anthony, Jr., CFA,
The Government Street Mid-Cap Fund
Michael J. Hofto, CFA,
The Government Street Mid-Cap Fund

THE
JAMESTOWN
FUNDS

No-Load Funds

The Jamestown Balanced Fund
The Jamestown Equity Fund
The Jamestown Tax Exempt Virginia Fund

ANNUAL REPORT

March 31, 2010

Investment Adviser
Lowe, Brockenbrough & Company, Inc.
Richmond, Virginia

LETTER TO SHAREHOLDERS	May 13, 2010

The Jamestown Balanced Fund

For the fiscal year ended March 31, 2010, The Jamestown Balanced Fund returned 22.56% versus a return of 49.77% for the S&P 500 Index and a return of 31.42% for a blend of 60% S&P 500 Index / 40% Barclays Capital U.S. Intermediate Government/Credit Bond Index. The underperformance relative to the 60/40% blended benchmark was primarily attributable to stock selection in the equity portion of the Fund. Our equity strategy focuses on owning high quality companies with attractive earnings characteristics that trade at reasonable valuation. While these types of stocks did not keep up with the market advance during the past twelve months, they served the Fund well in the previous two years. Despite the relative underperformance over the past 12 months, The Jamestown Balanced Fund is flat over the previous 3 years compared to an annualized return of -4.17% for the S&P 500 Index and an annualized return of 0.40% for the blend of 60% S&P 500 Index / 40% Barclays Capital U.S. Intermediate Government/Credit Bond Index.

During the past 12 months, stock selection within three of the more cyclical sectors of the S&P 500 Index detracted from relative performance: Consumer Discretionary, Financials, and Information Technology. In the Consumer Discretionary sector, performance was hurt by positions in GameStop and The Apollo Group. Underperforming stocks in the Financials sector included Northern Trust, AON Corporation, and Travelers, all of which failed to keep pace with the massive rally in the sector. In the Information Technology sector the rebound was also led by some of the more cyclical stocks and our holdings in QUALCOMM, Symantec, and IBM lagged. Energy was the sector in which stock selection added to relative performance, with boosts from holdings in Noble Corporation, Transocean, and Apache.

The Federal Reserve maintained its accommodative monetary policy and kept short-term interest rates near zero percent as the U.S. economy began to emerge from the deep and protracted recession. As a result, credit markets rebounded impressively during the past 12 months after suffering severe stress the prior year. The flight-to-quality that exemplified the risk aversion during the financial crisis was largely unwound, causing prices on U.S. Treasury debt to drop as investors moved into higher yielding spread product. Demand for higher yielding, riskier bonds surged, and fixed income mutual funds experienced record inflows. Thus the divergence in bond sector performance was essentially the inverse of the prior 12 months, as corporate bonds vastly outperformed government bonds for the year ended March 31, 2010.

The fixed income portion of the portfolio posted a return of 5.97% compared to 6.92% for the Barclays Capital U.S. Intermediate Government/Credit Bond Index during the fiscal year ended March 31, 2010. The Fund’s sector strategy added value throughout the year with a large overweight in corporate bonds and underweight in government bonds. The Fund’s corporate bonds posted a total return of 9.6% versus a return of 0.5% for the Fund’s government bonds and 5.1% for the Fund’s mortgage-backed securities. Yet the performance did not keep pace with the 21.6% return of intermediate corporate bonds in the benchmark, which was led by intermediate bonds of financial institutions, with a 29.6% return for the

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12 months. Simply put, the Fund lacked exposure to the most distressed corporate credits, especially financial credits that recovered the most after suffering severe price declines in the prior year. This was most evident during the first six months of the fiscal year when the fixed income portfolio trailed the benchmark by about 100 basis points; fixed income performance was slightly ahead of the benchmark during the second half of the fiscal year. We note that the Fund’s bias to higher quality credits served shareholders well over the previous three years, with the fixed income portion of the Fund returning 6.86% as compared to 5.88% for the Barclays Intermediate Government/Credit Bond Index.

Duration strategy has been defensive, with the Fund’s duration shorter than that of the benchmark throughout the fiscal year, in anticipation of higher yields as the economic recovery unfolds. We were correct in predicting the direction of government bond yields, which did indeed move higher during the year, resulting in negative returns for Treasury notes with maturities of 5 years and longer. Yet the defensive duration stance contributed to the underperformance within the corporate bond holdings because the sector duration was significantly shorter than that of the corporate bonds in the index. Consequently, the Fund’s corporate bonds did not gain as much as those in the index during the rally in corporate credit.

As of March 31, 2010, the Fund had 1.0% in cash, 31.1% in fixed income, and 67.9% in equities. We continue to see more value in equities than fixed income, although given optimistic short-term sentiment levels, the equity market may be due for a pause.

The equity portion of the Fund emphasizes companies with strong earnings growth characteristics and attractive valuations. The Fund is most overweight in the Consumer Discretionary and Information Technology sectors. Telecommunications and Utilities are the largest sector underweights in the portfolio.

The domestic economic recovery is gaining momentum, but will likely remain sluggish, with higher unemployment persisting in 2010. Inventory rebuilding should continue to contribute to near term economic growth. Corporate profits continue to surprise on the upside as revenue growth materializes. Consumer spending is expected to grow, but will remain muted relative to past recoveries.

Equities remain reasonably valued at about 15X estimated 2010 earnings. They have historically traded closer to 18X earnings, on average, in interest rate and inflation environments similar to what we are experiencing today. However, given macroeconomic headwinds, we believe a lower multiple is appropriate, with further market gains more dependent on earnings growth. On this front, the picture currently looks bright, as earnings estimates continue to increase. While interest rates have risen lately, the interest rate and credit market environment are still supportive of equities. The exception would be spreads on bonds in some of the smaller European countries, where concerns over budget deficits, particularly in Greece, have roiled markets. This will be a key area to monitor closely as governments across developed economies begin to cut back on fiscal support to focus on containing budget deficits. Short term sentiment has become fairly optimistic, suggesting that equities could be due for a pause. Longer term sentiment measures are still favoring equities – since March 2009, almost $350 billion of new money has flowed into bond funds while only $24 billion has gone into equity funds.

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The Jamestown Equity Fund

For the fiscal year ended March 31, 2010, The Jamestown Equity Fund rose 33.96% versus a return of 49.77% for the S&P 500 Index. The primary drag on the Fund relative to the S&P 500 Index was stock selection in the portfolio. Our equity strategy focuses on owning high quality companies with attractive earnings characteristics that trade at reasonable valuation. While these types of stocks did not keep up with the market in the past twelve months, they served the Fund well in the previous two years. Despite the relative underperformance over the past 12 months, over the three year period The Jamestown Equity Fund has returned -3.54% as compared to a -4.17% return for the S&P 500 Index.

Over the past twelve months, we have witnessed one of the most significant equity market turnarounds in history. While the Fund delivered solid absolute performance during this fiscal year, the results lagged our benchmarks, particularly in the second and third quarter of 2009. The equity market’s sharp recovery was led by companies with declining and depressed earnings, high relative valuations, and lower financial quality. Our equity process focuses on investing in companies that exhibit attractive, consistent earnings characteristics, sound financials, and reasonable valuations. Over longer periods of time, this combination of factors has been a consistently positive contributor to stock selection. In fact, during the period leading up to and including the financial crisis, the Fund nicely outperformed its benchmark. Despite the last year’s highly unusual market dynamics, we are confident that market prices will ultimately respond to favorable earnings characteristics and attractive valuations, as they have typically done in past market cycles.

During the past 12 months, stock selection in the Fund was a drag on relative performance primarily due to the performance in three of the more cyclical sectors in the S&P 500 Index. Stock selection in the Consumer Discretionary, Financials, and Information Technology sectors struggled during the fiscal year ended March 31, 2010. In the Consumer Discretionary sector, performance was hurt by positions in GameStop and The Apollo Group. Underperforming stocks in the Financials sector included Northern Trust, AON Corporation, and Travelers, which all failed to keep pace with the massive rally in the sector. In the Information Technology sector, the rebound was also led by some of the more cyclical stocks and our holdings in QUALCOMM, Symantec, and IBM failed to keep pace. Energy was the sector where we experienced the best stock selection, with above sector performance turned in by Noble Corporation, Transocean, and Apache.

The Fund emphasizes companies with strong earnings growth characteristics and attractive valuations. The Fund is most overweight in the Consumer Discretionary and Information Technology sectors. Telecommunications and Utilities are the largest sector underweights in the portfolio.

The domestic economic recovery is gaining momentum, but will likely remain sluggish, with higher unemployment persisting in 2010. Inventory rebuilding should continue to contribute to near term economic growth. Corporate profits continue to surprise on the upside as revenue growth materializes. Consumer spending is expected to grow, but will remain muted relative to past recoveries.

3

Equities remain reasonably valued at about 15X estimated 2010 earnings. They have historically traded closer to 18X earnings, on average, in interest rate and inflation environments similar to what we are experiencing today. However, given macroeconomic headwinds, we believe a lower multiple is appropriate, with further market gains more dependent on earnings growth. On this front, the picture currently looks bright, as earnings estimates continue to increase. While interest rates have risen lately, the interest rate and credit market environment are still supportive of equities. The exception would be spreads on bonds in some of the smaller European countries, where concerns over budget deficits, particularly in Greece, have roiled markets. This will be a key area to monitor closely as governments across developed economies begin to cut back on fiscal support to focus on containing budget deficits. Short term sentiment has become fairly optimistic, suggesting that equities could be due for a pause. Longer term sentiment measures are still favoring equities – since March 2009, almost $350 billion of new money has flowed into bond funds while only $24 billion has gone into equity funds.

The Jamestown Tax Exempt Virginia Fund

For the fiscal year ended March 31, 2010, The Jamestown Tax Exempt Virginia Fund earned a total return of 4.04%, compared to 5.91% for the Barclays Capital 5-year Municipal Bond Index. As of March 31, 2010, the portfolio had an average stated maturity of 6.2 years, an expected average life of 4.8 years and an average effective duration of 4.7 years. As of March 31, 2010, the Fund’s SEC 30-day yield was 2.19%, which results in a tax equivalent yield of 3.37% for investors in the 35% federal tax bracket. The Fund held no issues subject to Alternative Minimum Tax during the fiscal year.

The Federal Reserve maintained its accommodative monetary policy and kept short-term interest rates near zero percent as the U.S. economy began to emerge from the deep and protracted recession. As a result, credit markets rebounded impressively during the past 12 months after suffering severe stress the prior year. Yields on municipal, corporate and high yield bonds declined as bond prices recovered from distressed levels. The flight-to-quality that exemplified the risk aversion during the financial crisis was largely unwound, causing prices on U.S. Treasury debt to drop as investors moved into higher yielding spread product. Demand for tax-exempt bonds surged, and the market was buoyed by record inflows into tax-exempt bond mutual funds. Demand also benefited from anticipation of higher federal income tax rates starting in 2011. Municipal bonds posted significantly greater returns than U.S. Treasury debt during the fiscal year.

Performance attribution shows that net coupon income generated by the Fund’s holdings contributed about 3.1% while appreciation in the Fund’s net asset value added about 0.9% to the total return. Factors that materially affected the Fund’s performance included a modest decline in market yields for tax-exempt bonds and the narrowing of quality spreads. To illustrate, the representative yield-to-maturity of a “AAA” rated general obligation bond with a 5-year maturity moved from 2.07% on March 31, 2009 to 1.77% on March 31, 2010. With a steep yield curve, bonds also benefit from “roll down” as the passage of time allows bonds to reprice to lower yields as the maturity shortens. The narrowing of quality spreads can be shown by the yield difference in “A” rated

4

general obligations versus stronger “AAA” rated obligations. For a 5-year maturity, the quality spread tightened by 93 basis points, resulting in additional price appreciation for lower quality credits. “AA” rated credits did not enjoy the same degree of spread tightening as did “A” and lower rated credits.

The Fund’s conservative strategy allowed it to participate in the municipal market rally of 2009 while continuing to be mindful of taking excessive risk. The Fund’s relative underperformance vis-à-vis its benchmark can be primarily attributed to its intermediate maturity structure and its emphasis on high credit quality. The municipal yield curve experienced a bull flattening during the fiscal year, with yields on long maturities declining far more than yields on short and intermediate maturities. The increased issuance of Build America Bonds (taxable to investors) has curtailed the supply of longer maturity tax-exempt bonds, thus helping support prices for tax-exempt paper in the long-end of the yield curve. With greater price sensitivity to changes in interest rates, longer maturity bonds thus enjoyed greater increases in market value than shorter maturities. Funds that were positioned in intermediate maturities generally lagged the performance of funds that concentrate on long maturities.

Similarly, investors demonstrated renewed appetite for credit risk and bid up prices for lower quality bonds that had been under severe stress in 2008 and early 2009. Returns on higher quality bonds generally trailed the performance of lower quality issues that recovered more in price as investors reached for extra income. Because Virginia is considered a high quality state in the municipal market, its paper tends to trade at lower yields than that of some other states. The Fund’s relative performance lagged that of other tax-exempt bond funds that devote greater amounts to lower tier credits and/or have exposure to states with higher yielding bonds.

Municipal credit quality continues to be challenged by tax revenue shortfalls; diligence on credit risk remains an essential element of our strategy. Yet state and local governments are generally responding as they must by cutting spending and seeking new sources of revenue. Assistance from the federal government helped ease the budgetary stress over the last year, and some jurisdictions are starting to see the first increases in cyclical tax revenue as the economic recovery begins.

Charles M. Caravati, III, CFA President Jamestown Balanced Fund Jamestown Equity Fund	Joseph A. Jennings, III, CFA President Jamestown Tax Exempt Virginia Fund

5

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of March 31, 2010, the end of the reporting period. These views are subject to change at any time based upon market or other conditions. For more current information throughout the year please visit www.jamestownfunds.com. The Funds are distributed by Ultimus Fund Distributors, LLC.

6

THE JAMESTOWN BALANCED FUND PERFORMANCE INFORMATION (Unaudited)

	Average Annual Total Returns(a) (for periods ended March 31, 2010)
	1 Year	5 Years	10 Years
The Jamestown Balanced Fund	22.56%	3.07%	0.90%
Standard & Poor’s 500 Index	49.77%	1.92%	-0.65%
60% S&P 500 Index / 40% Barclays Capital U.S. Intermediate Government/Credit Bond Index	31.42%	3.64%	2.43%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

7

THE JAMESTOWN EQUITY FUND PERFORMANCE INFORMATION (Unaudited)

	Average Annual Total Returns(a) (for periods ended March 31, 2010)
	1 Year	5 Years	10 Years
The Jamestown Equity Fund	33.96%	1.57%	-1.71%
Standard & Poor’s 500 Index	49.77%	1.92%	-0.65%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

8

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND PERFORMANCE INFORMATION (Unaudited)

	Average Annual Total Returns(a) (for periods ended March 31, 2010)
	1 Year	5 Years	10 Years
The Jamestown Tax Exempt Virginia Fund	4.04%	3.71%	4.23%
Barclays Capital 5-Year Municipal Bond Index	5.91%	4.90%	5.19%
Lipper Intermediate Municipal Fund Index	8.58%	3.90%	4.57%
Barclays Capital Municipal Bond Index	9.69%	4.58%	5.58%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

*
The Barclays Capital 5-Year Municipal Bond Index is an unmanaged index generally representative of 5-year tax-exempt bonds. Because the Fund is typically classified as an intermediate-term fund (with an average duration of between 2 and 10 years), this Index is believed to be the most appropriate broad-based securities market index against which to compare the Fund’s performance.

9

THE JAMESTOWN BALANCED FUND PORTFOLIO INFORMATION MARCH 31, 2010 (Unaudited)

Asset Allocation (% of Net Assets)	Ten Largest Equity Holdings	% of Net Assets
	Cisco Systems, Inc.	1.6%
	United Technologies Corporation	1.6%
	Dollar Tree, Inc.	1.5%
	General Dynamics Corporation	1.5%
	Microsoft Corporation	1.5%
	Express Scripts, Inc.	1.5%
	Home Depot, Inc. (The)	1.5%
	Norfolk Southern Corporation	1.5%
	Intel Corporation	1.5%
	Teva Pharmaceutical Industries Ltd. - ADR	1.5%

Equity Sector Concentration vs. the S&P 500 Index (68.3%of Net Assets)

Fixed-Income Portfolio ( 30.9% of Net Assets)		Credit Quality	% of Fixed Income Portfolio
Average Stated Maturity (Years)	3.76	AAA	38.1%
Average Duration (Years)	3.23	A	49.3%
Average Coupon	5.54%	BBB	12.6%
Average Yield to Maturity	2.68%

Sector Breakdown	% of Fixed Income Portfolio
U.S. Treasury Obligations	11.7%
U.S. Government Agency Obligations	8.1%
Mortgage-Backed Securities	18.3%
Corporate Bonds	61.9%

10

THE JAMESTOWN EQUITY FUND PORTFOLIO INFORMATION MARCH 31, 2010 (Unaudited)

Asset Allocation (% of Net Assets)	Ten Largest Equity Holdings	% of Net Assets
	Cisco Systems, Inc.	2.3%
	Teva Pharmaceutical Industries Ltd. - ADR	2.2%
	United Technologies Corporation	2.2%
	Dollar Tree, Inc.	2.2%
	Express Scripts, Inc.	2.2%
	General Dynamics Corporation	2.2%
	PepsiCo, Inc.	2.2%
	Accenture plc - Class A	2.2%
	Microsoft Corporation	2.2%
	Vaicom, Inc. - Class B	2.1%

Sector Concentration vs. the S&P 500 Index

11

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND PORTFOLIO INFORMATION MARCH 31, 2010 (Unaudited)

Characteristics (Weighted Average)		Maturity Breakdown (% of Portfolio)
30-day SEC Yield	2.19%
Tax-Equivalent Yield	3.37%*
Average Maturity (years)	6.2
Average Duration (years)	4.7
Average Quality	AA
Number of Issues	54

* Assumes a maximum 35.0% federal tax rate.

Credit Quality (% of Portfolio)	Sector Diversification (% of Portfolio)

12

THE JAMESTOWN BALANCED FUND SCHEDULE OF INVESTMENTS March 31, 2010

COMMON STOCKS — 68.3%	Shares	Value
Consumer Discretionary — 8.5%
Comcast Corporation - Class A	15,000	$282,300
Dollar Tree, Inc. (a)	5,800	343,476
Home Depot, Inc. (The)	10,300	333,205
McDonald's Corporation	4,500	300,240
Viacom, Inc. - Class B (a)	9,500	326,610
Yum! Brands, Inc.	7,500	287,475
		1,873,306
Consumer Staples — 5.5%
CVS Caremark Corporation	8,300	303,448
General Mills, Inc.	4,200	297,318
PepsiCo, Inc.	4,750	314,260
Wal-Mart Stores, Inc.	5,500	305,800
		1,220,826
Energy — 7.9%
Apache Corporation	2,400	243,600
BP plc - ADR	5,200	296,764
Chevron Corporation	3,950	299,528
ConocoPhillips	5,800	296,786
Noble Corporation (a)	7,600	317,832
Transocean Ltd. (a)	3,500	302,330
		1,756,840
Financials — 10.8%
Aflac, Inc.	4,700	255,163
Ameriprise Financial, Inc.	3,700	167,832
Bank of America Corporation	1,500	26,775
Franklin Resources, Inc.	2,800	310,520
Goldman Sachs Group, Inc. (The)	1,800	307,134
JPMorgan Chase & Company	6,600	295,350
PNC Financial Services Group, Inc.	5,000	298,500
Prudential Financial, Inc.	3,000	181,500
Toronto-Dominion Bank (The)	4,000	298,320
Travelers Companies, Inc. (The)	4,700	253,518
		2,394,612
Health Care — 9.0%
Abbott Laboratories	5,500	289,740
AmerisourceBergen Corporation	10,400	300,768
Amgen, Inc. (a)	2,600	155,376
Bristol-Myers Squibb Company	5,700	152,190
Express Scripts, Inc. (a)	3,300	335,808
Gilead Sciences, Inc. (a)	6,400	291,072
Medtronic, Inc.	3,350	150,851
Teva Pharmaceutical Industries Ltd. - ADR	5,200	328,016
		2,003,821

13

THE JAMESTOWN BALANCED FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 68.3% (Continued)	Shares	Value
Industrials — 8.2%
Dover Corporation	5,200	$243,100
General Dynamics Corporation	4,400	339,680
General Electric Company	5,500	100,100
Illinois Tool Works, Inc.	3,250	153,920
ITT Corporation	5,900	316,299
Norfolk Southern Corporation	5,900	329,751
United Technologies Corporation	4,700	345,967
		1,828,817
Information Technology — 16.6%
Accenture plc - Class A	7,800	327,210
Apple, Inc. (a)	1,300	305,409
Cisco Systems, Inc. (a)	13,700	356,611
EMC Corporation (a)	17,600	317,504
Google, Inc. - Class A (a)	450	255,155
Hewlett-Packard Company	5,900	313,585
Intel Corporation	14,800	329,448
International Business Machines Corporation	2,225	285,356
Microsoft Corporation	11,500	336,605
Oracle Corporation	12,700	326,263
QUALCOMM, Inc.	5,800	243,542
Symantec Corporation (a)	16,600	280,872
		3,677,560
Materials — 1.8%
Monsanto Company	2,400	171,408
Praxair, Inc.	2,800	232,400
		403,808

Total Common Stocks (Cost $11,355,597)		$15,159,590

U.S. TREASURY OBLIGATIONS — 3.6%	Par Value	Value
U.S. Treasury Notes — 3.6%
4.25%, due 11/15/2014	$350,000	$379,285
4.25%, due 11/15/2017	400,000	423,125
Total U.S. Treasury Obligations (Cost $755,555)		$802,410

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.5%	Par Value	Value
Federal Home Loan Mortgage Corporation — 2.5%
5.25%, due 04/18/2016 (Cost $494,659)	$500,000	$553,024

14

THE JAMESTOWN BALANCED FUND SCHEDULE OF INVESTMENTS (Continued)

MORTGAGE-BACKED SECURITIES — 5.7%	Par Value	Value
Federal Home Loan Mortgage Corporation — 1.1%
Pool #E90624, 6.00%, due 08/01/2017	$13,998	$15,114
Pool #A43942, 5.50%, due 03/01/2036	205,937	217,878
		232,992
Federal National Mortgage Association — 4.5%
Pool #618465, 5.00%, due 12/01/2016	115,410	121,863
Pool #684231, 5.00%, due 01/01/2018	167,620	176,992
Pool #255455, 5.00%, due 10/01/2024	178,026	185,549
Pool #255702, 5.00%, due 05/01/2025	282,215	293,787
Pool #808413, 5.50%, due 01/01/2035	206,989	218,377
		996,568
Government National Mortgage Association — 0.1%
Pool #781344, 6.50%, due 10/15/2031	24,761	26,699

Total Mortgage-Backed Securities (Cost $1,192,109)		$1,256,259

CORPORATE BONDS — 19.1%	Par Value	Value
Consumer Staples — 2.9%
Coca-Cola Company (The), 5.35%, due 11/15/2017	$250,000	$275,036
General Mills, Inc., 5.70%, due 02/15/2017	150,000	162,716
PepsiCo, Inc., 4.65%, due 02/15/2013	200,000	215,742
		653,494
Energy — 0.9%
Burlington Resources, Inc., 6.68%, due 02/15/2011	200,000	210,511

Financials — 5.6%
American Express Company, 4.875%, due 07/15/2013	150,000	158,214
BB&T Corporation, 6.50%, due 08/01/2011	325,000	343,794
JPMorgan Chase & Company, 6.75%, due 02/01/2011	300,000	314,528
Morgan Stanley, 5.30%, due 03/01/2013	250,000	266,059
Northern Trust Corporation, 4.625%, due 05/01/2014	150,000	159,530
		1,242,125
Health Care — 1.7%
Amgen, Inc., 5.85%, due 06/01/2017	150,000	166,348
GlaxoSmithKline plc, 5.65%, due 05/15/2018	200,000	217,169
		383,517

15

THE JAMESTOWN BALANCED FUND SCHEDULE OF INVESTMENTS (Continued)

CORPORATE BONDS — 19.1% (Continued)	Par Value	Value
Industrials — 2.2%
Dover Corporation, 6.50%, due 02/15/2011	$195,000	$204,740
United Technologies Corporation, 6.10%, due 05/15/2012	250,000	273,406
		478,146
Materials — 1.9%
Alcoa, Inc., 6.50%, due 06/01/2011	250,000	262,028
E.I. du Pont de Nemours and Company, 5.875%, due 01/15/2014	150,000	166,794
		428,822
Telecommunication Services — 3.3%
AT&T, Inc., 4.95%, due 01/15/2013	250,000	268,548
Deutsche Telekom AG, 8.50%, due 06/15/2010	150,000	152,218
GTE Northwest, Inc., 6.30%, due 06/01/2010	300,000	302,155
		722,921
Utilities — 0.6%
Virginia Electric & Power Company, 5.00%, due 06/30/2019	125,000	128,406

Total Corporate Bonds (Cost $4,022,504)		$4,247,942

MONEY MARKET FUNDS — 1.0%	Shares	Value
Fidelity Institutional Money Market Portfolio - Select Class, 0.16% (b) (Cost $217,353)	217,353	$217,353

Total Investments at Value — 100.2% (Cost $18,037,777)		$22,236,578

Liabilities in Excess of Other Assets — (0.2%)		(53,109)

Net Assets — 100.0%		$22,183,469

ADR - American Depositary Receipt

(a)	Non-income producing security.

(b)	Variable rate security. The rate shown is the 7-day effective yield as of March 31, 2010.

See accompanying notes to financial statements.

16

THE JAMESTOWN EQUITY FUND SCHEDULE OF INVESTMENTS March 31, 2010

COMMON STOCKS — 97.3%	Shares	Value
Consumer Discretionary — 12.0%
Comcast Corporation - Class A	24,500	$461,090
Dollar Tree, Inc. (a)	9,800	580,356
Home Depot, Inc. (The)	17,000	549,950
McDonald's Corporation	8,100	540,432
Viacom, Inc. - Class B (a)	16,500	567,270
Yum! Brands, Inc.	12,300	471,459
		3,170,557
Consumer Staples — 8.2%
CVS Caremark Corporation	14,400	526,464
General Mills, Inc.	8,000	566,320
PepsiCo, Inc.	8,700	575,592
Wal-Mart Stores, Inc.	9,300	517,080
		2,185,456
Energy — 11.2%
Apache Corporation	3,800	385,700
BP plc - ADR	8,950	510,776
Chevron Corporation	6,600	500,478
ConocoPhillips	9,900	506,583
Noble Corporation (a)	13,000	543,660
Transocean Ltd. (a)	6,000	518,280
		2,965,477
Financials — 15.4%
Aflac, Inc.	8,000	434,320
Ameriprise Financial, Inc.	6,500	294,840
Franklin Resources, Inc.	4,800	532,320
Goldman Sachs Group, Inc. (The)	3,000	511,890
JPMorgan Chase & Company	11,800	528,050
PNC Financial Services Group, Inc.	8,650	516,405
Prudential Financial, Inc.	5,000	302,500
Toronto-Dominion Bank (The)	7,000	522,060
Travelers Companies, Inc. (The)	8,400	453,096
		4,095,481
Health Care — 13.0%
Abbott Laboratories	9,300	489,924
AmerisourceBergen Corporation	16,500	477,180
Amgen, Inc. (a)	4,500	268,920
Bristol-Myers Squibb Company	9,900	264,330
Express Scripts, Inc. (a)	5,700	580,032
Gilead Sciences, Inc. (a)	11,500	523,020
Medtronic, Inc.	5,900	265,677
Teva Pharmaceutical Industries Ltd. - ADR	9,300	586,644
		3,455,727

17

THE JAMESTOWN EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 97.3% (Continued)	Shares	Value
Industrials — 11.5%
Dover Corporation	8,900	$416,075
General Dynamics Corporation	7,500	579,000
General Electric Company	6,000	109,200
Illinois Tool Works, Inc.	5,600	265,216
ITT Corporation	10,100	541,461
Norfolk Southern Corporation	9,900	553,311
United Technologies Corporation	7,900	581,519
		3,045,782
Information Technology — 23.4%
Accenture plc - Class A	13,700	574,715
Apple, Inc. (a)	2,300	540,339
Cisco Systems, Inc. (a)	23,000	598,690
EMC Corporation (a)	28,500	514,140
Google, Inc. - Class A (a)	785	445,103
Hewlett-Packard Company	9,700	515,555
Intel Corporation	24,300	540,918
International Business Machines Corporation	3,800	487,350
Microsoft Corporation	19,600	573,692
Oracle Corporation	20,800	534,352
QUALCOMM, Inc.	9,800	411,502
Symantec Corporation (a)	28,200	477,144
		6,213,500
Materials — 2.6%
Monsanto Company	4,000	285,680
Praxair, Inc.	4,800	398,400
		684,080

Total Common Stocks (Cost $19,790,043)		$25,816,060

MONEY MARKET FUNDS — 0.6%	Shares	Value
Fidelity Institutional Money Market Portfolio - Select Class, 0.16% (b) (Cost $169,548)	169,548	$169,548

18

THE JAMESTOWN EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)

REPURCHASE AGREEMENTS — 2.7%	Par Value	Value
U.S. Bank N.A., 0.01%, dated 03/31/2010, due 04/01/2010, repurchase proceeds: $705,175 (Cost $705,175) (c)	$705,175	$705,175

Total Investments at Value — 100.6% (Cost $20,664,766)		$26,690,783

Liabilities in Excess of Other Assets — (0.6%)		(157,146)

Net Assets — 100.0%		$26,533,637

ADR - American Depositary Receipt

(a)	Non-income producing security.

(b)	Variable rate security. The rate shown is the 7-day effective yield as of March 31, 2010.

(c)	Repurchase agreement is fully collateralized by $1,854,000 FNCI #254919, 4.00%, due 09/01/2018. The aggregate market value of the collateral at March 31, 2010 was $719,575.

See accompanying notes to financial statements.

19

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND SCHEDULE OF INVESTMENTS March 31, 2010

VIRGINIA REVENUE AND GENERAL OBLIGATION (GO) BONDS — 94.8%	Par Value	Value
Alexandria, Virginia, GO,
5.00%, due 06/15/2011, prerefunded 06/15/2010 @ 101	$1,000,000	$1,019,640
Arlington Co., Virginia, GO,
4.10%, due 11/01/2018	500,000	526,665
Capital Region Airport Commission, Virginia, Airport Revenue,
4.50%, due 07/01/2016	520,000	570,029
Chesterfield Co., Virginia, GO,
5.00%, due 01/01/2020	700,000	784,035
Fairfax Co., Virginia, Economic Dev. Authority, Revenue,
5.00%, due 06/01/2018	1,000,000	1,092,330
Fairfax Co., Virginia, GO,
5.00%, due 10/01/2011	700,000	746,578
Fairfax Co., Virginia, Industrial Dev. Authority, Revenue,
5.00%, due 05/15/2022	750,000	799,320
Fauquier Co., Virginia, GO,
5.00%, due 07/01/2017	500,000	568,945
Hampton Roads Sanitation District, Virginia, Wastewater, Revenue,
5.00%, due 04/01/2022	400,000	442,288
Hampton, Virginia, GO,
5.00%, due 04/01/2020, prerefunded 04/01/2015 @ 100	500,000	575,145
Henrico Co., Virginia, Public Improvement, Series A, GO,
5.00%, due 12/01/2015	250,000	290,857
Henrico Co., Virginia, Water & Sewer, Revenue,
5.00%, due 05/01/2020	350,000	400,109
5.00%, due 05/01/2022	300,000	338,556
James City, Virginia, School District, GO,
5.00%, due 12/15/2018	500,000	549,930
James City, Virginia, Service Authority, Water & Sewer, Revenue,
5.125%, due 01/15/2017	1,000,000	1,072,990
Leesburg, Virginia, GO,
5.00%, due 09/15/2016	500,000	572,100
Loudoun Co., Virginia, GO,
5.00%, due 07/01/2012	500,000	546,375
Loudoun Co., Virginia, Industrial Dev. Authority, Public Facility Lease, Revenue,
5.00%, due 03/01/2019	1,000,000	1,085,280
Lynchburg, Virginia, GO,
5.00%, due 06/01/2015	500,000	576,000
Lynchburg, Virginia, Public Improvement, Series A, GO,
5.00%, due 08/01/2019	625,000	718,119
Medical College of Virginia, Hospitals Authority, Revenue,
5.00%, due 07/01/2013	700,000	703,682
New Kent Co., Virginia, Economic Dev. Authority, Revenue,
5.00%, due 02/01/2019	500,000	544,735

20

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND SCHEDULE OF INVESTMENTS (Continued)

VIRGINIA REVENUE AND GENERAL OBLIGATION (GO) BONDS — 94.8% (Continued)	Par Value	Value
New River Valley Regional Jail Authority, Revenue,
4.00%, due 04/01/2011	$250,000	$252,763
Norfolk, Virginia, GO,
4.50%, due 06/01/2015	500,000	549,995
Norfolk, Virginia, Water, Revenue,
5.00%, due 11/01/2016	1,000,000	1,059,830
Portsmouth, Virginia, Series A, GO,
5.00%, due 04/01/2016	500,000	554,935
Portsmouth, Virginia, Series D, GO,
4.00%, due 12/01/2017	215,000	231,499
Richmond, Virginia, Industrial Dev. Authority, Government Facilities, Revenue,
4.75%, due 07/15/2010	510,000	515,248
Richmond, Virginia, Metropolitan Authority, Revenue,
5.25%, due 07/15/2014	1,000,000	1,110,030
Southeastern Public Service Authority, Virginia, Revenue,
5.00%, due 07/01/2015	1,000,000	1,080,190
Spotsylvania Co., Virginia, GO,
5.00%, due 01/15/2016	500,000	545,755
Spotsylvania Co., Virginia, Water & Sewer, Revenue,
5.00%, due 06/01/2026	500,000	529,325
University of Virginia, Revenue,
5.00%, due 06/01/2013	585,000	653,767
Upper Occoquan, Virginia, Sewer Authority, Revenue,
5.15%, due 07/01/2020	250,000	288,275
Virginia Beach, Virginia, Public Improvement, GO,
5.00%, due 06/01/2021	250,000	291,130
Virginia Biotechnology Research Partnership Authority, Lease Revenue,
5.00%, due 09/01/2020	500,000	563,260
Virginia College Building Authority, Educational Facilities, Revenue,
5.00%, due 02/01/2017, prerefunded 02/01/2014 @ 100	500,000	565,705
5.00%, due 04/01/2017	500,000	553,270
Virginia Commonwealth Transportation Board, Federal Highway Reimbursement Anticipation Note, Revenue,
5.00%, due 09/28/2015	500,000	577,000
Virginia Polytechnic Institute & State University, Revenue,
5.00%, due 06/01/2016	500,000	553,075
Virginia Small Business Financing Authority, Healthcare Facilities Revenue,
5.00%, due 11/01/2017	250,000	274,258
Virginia State Public Building Authority, Public Facilities, Series D, Revenue,
5.00%, due 08/01/2016	1,000,000	1,100,440
Virginia State Public Building Authority, Revenue,
5.00%, due 08/01/2012	635,000	694,125

21

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND SCHEDULE OF INVESTMENTS (Continued)

VIRGINIA REVENUE AND GENERAL OBLIGATION (GO) BONDS — 94.8% (Continued)	Par Value	Value
Virginia State Public School Authority, Series A, Revenue,
5.00%, due 08/01/2020	$585,000	$639,194
Virginia State Public School Authority, Series B, Revenue,
4.00%, due 08/01/2014	400,000	439,412
Virginia State Public School Authority, Series B-1, Revenue,
5.00%, due 08/01/2018	500,000	570,855
Virginia State Resources Authority, Clean Water, Revenue,
5.00%, due 10/01/2021	500,000	566,135
Virginia State Resources Authority, Infrastructure, Revenue,
5.50%, due 05/01/2017, prerefunded 05/01/2010 @ 101	400,000	405,740
5.50%, due 05/01/2017	100,000	101,406
Virginia State Resources Authority, Infrastructure, Series B, Revenue,
5.00%, due 11/01/2024	500,000	556,865
Virginia State, Series B, GO,
5.00%, due 06/01/2012	500,000	544,820
5.00%, due 06/01/2017	250,000	289,950

Total Virginia Revenue and General Obligation (GO) Bonds (Cost $29,892,090)		$31,181,960

WASHINGTON, D.C. REVENUE BONDS — 1.6%	Par Value	Value
Metropolitan Washington Airports Authority, Series C, Revenue,
5.00%, due 10/01/2022 (Cost $510,341)	$500,000	$539,540

MONEY MARKET FUNDS — 2.4%	Shares	Value
Fidelity Tax Exempt Portfolio - Class I, 0.11% (a) (Cost $794,235)	794,235	$794,235

Total Investments at Value — 98.8% (Cost $31,196,666)		$32,515,735

Other Assets in Excess of Liabilities — 1.2%		388,860

Net Assets — 100.0%		$32,904,595

(a)	Variable rate security. The rate shown is the 7-day effective yield as of March 31, 2010.

See accompanying notes to financial statements.

22

THE JAMESTOWN FUNDS STATEMENTS OF ASSETS AND LIABILITIES March 31, 2010

	Jamestown Balanced Fund	Jamestown Equity Fund	Jamestown Tax Exempt Virginia Fund
ASSETS
Investments in securities:
At acquisition cost	$18,037,777	$20,664,766	$31,196,666
At value (Note 1)	$22,236,578	$26,690,783	$32,515,735
Dividends and interest receivable	93,401	11,061	421,459
Receivable for investment securities sold	986,621	1,689,611	—
Receivable for capital shares sold	—	500	1,000
Other assets	2,101	11,119	8,599
TOTAL ASSETS	23,318,701	28,403,074	32,946,793

LIABILITIES
Distributions payable	12,024	—	12,073
Payable for investment securities purchased	1,053,508	1,839,375	—
Payable for capital shares redeemed	45,412	10,112	16,726
Accrued investment advisory fees (Note 3)	12,182	14,432	5,428
Accrued administration fees (Note 3)	4,000	4,000	4,100
Accrued compliance fees (Note 3)	515	515	515
Other accrued expenses	7,591	1,003	3,356
TOTAL LIABILITIES	1,135,232	1,869,437	42,198

NET ASSETS	$22,183,469	$26,533,637	$32,904,595

Net assets consist of:
Paid-in capital	$19,823,863	$24,185,318	$31,565,481
Undistributed (overdistributed) net investment income	(25,209)	43,196	—
Accumulated net realized gains (losses) from security transactions	(1,813,986)	(3,720,894)	20,045
Net unrealized appreciation on investments	4,198,801	6,026,017	1,319,069
Net assets	$22,183,469	$26,533,637	$32,904,595

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,831,230	1,808,927	3,186,420

Net asset value, offering price and redemption price per share	$12.11	$14.67	$10.33

See accompanying notes to financial statements.

23

THE JAMESTOWN FUNDS STATEMENTS OF OPERATIONS Year Ended March 31, 2010

	Jamestown Balanced Fund	Jamestown Equity Fund	Jamestown Tax Exempt Virginia Fund
INVESTMENT INCOME
Dividends	$267,342	$433,459	$1,485
Foreign withholding taxes on dividends	(337)	(545)	—
Interest	424,959	58	1,195,320
TOTAL INVESTMENT INCOME	691,964	432,972	1,196,805

EXPENSES
Investment advisory fees (Note 3)	145,211	148,417	133,865
Administration fees (Note 3)	48,000	48,000	48,153
Professional fees	20,713	17,788	14,988
Trustees’ fees and expenses	14,702	14,702	14,702
Custodian and bank service fees	7,349	7,882	5,718
Compliance fees (Note 3)	5,373	5,373	5,373
Pricing costs	6,013	1,137	8,697
Postage and supplies	3,851	4,121	3,571
Printing of shareholder reports	3,345	5,309	2,233
Insurance expense	3,177	2,841	4,575
Registration fees	4,087	4,670	1,829
Other expenses	5,199	5,748	6,326
TOTAL EXPENSES	267,020	265,988	250,030
Fees voluntarily waived by the Adviser (Note 3)	—	—	(19,113)
Expenses reimbursed through a directed brokerage arrangement (Note 4)	(18,000)	(11,000)	—
NET EXPENSES	249,020	254,988	230,917

NET INVESTMENT INCOME	442,944	177,984	965,888

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) on security transactions	(520,906)	(1,004,607)	54,035
Net change in unrealized appreciation/depreciation on investments	4,616,015	7,294,861	294,919

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	4,095,109	6,290,254	348,954

NET INCREASE IN NET ASSETS FROM OPERATIONS	$4,538,053	$6,468,238	$1,314,842

See accompanying notes to financial statements.

24

THE JAMESTOWN FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	Jamestown Balanced Fund		Jamestown Equity Fund
	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2010	Year Ended March 31, 2009
FROM OPERATIONS
Net investment income	$442,944	$568,712	$177,984	$148,523
Net realized losses on security transactions	(520,906)	(1,243,572)	(1,004,607)	(2,678,409)
Net change in unrealized appreciation/depreciation on investments	4,616,015	(5,607,996)	7,294,861	(7,869,783)
Net increase (decrease) in net assets from operations	4,538,053	(6,282,856)	6,468,238	(10,399,669)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(464,931)	(449,455)	(134,788)	—
Return of capital	—	—	—	(127,900)
Decrease in net assets from distributions to shareholders	(464,931)	(449,455)	(134,788)	(127,900)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	246,821	748,777	4,602,946	1,613,782
Net asset value of shares issued in reinvestment of distributions to shareholders	400,602	386,123	128,492	117,283
Payments for shares redeemed	(3,608,673)	(5,388,675)	(3,321,397)	(4,729,875)
Net increase (decrease) in net assets from capital share transactions	(2,961,250)	(4,253,775)	1,410,041	(2,998,810)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,111,872	(10,986,086)	7,743,491	(13,526,379)

NET ASSETS
Beginning of year	21,071,597	32,057,683	18,790,146	32,316,525
End of year	$22,183,469	$21,071,597	$26,533,637	$18,790,146

UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME	$(25,209)	$(13,328)	$43,196	$—

CAPITAL SHARE ACTIVITY
Shares sold	21,848	72,678	336,642	127,845
Shares reinvested	35,858	32,928	9,198	8,974
Shares redeemed	(315,673)	(492,194)	(243,780)	(367,801)
Net increase (decrease) in shares outstanding	(257,967)	(386,588)	102,060	(230,982)
Shares outstanding, beginning of year	2,089,197	2,475,785	1,706,867	1,937,849
Shares outstanding, end of year	1,831,230	2,089,197	1,808,927	1,706,867

See accompanying notes to financial statements.

25

THE JAMESTOWN FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	Jamestown Tax Exempt Virginia Fund
	Year Ended March 31, 2010	Year Ended March 31, 2009
FROM OPERATIONS
Net investment income	$965,888	$1,002,793
Net realized gains on security transactions	54,035	8,422
Net change in unrealized appreciation/depreciation on investments	294,919	488,234
Net increase in net assets from operations	1,314,842	1,499,449

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(991,361)	(990,933)
From net realized gains from security transactions	(40,804)	(3,442)
Decrease in net assets from distributions to shareholders	(1,032,165)	(994,375)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,899,062	4,688,555
Net asset value of shares issued in reinvestment of distributions to shareholders	876,547	845,363
Payments for shares redeemed	(2,883,645)	(2,402,415)
Net increase (decrease) in net assets from capital share transactions	(108,036)	3,131,503

TOTAL INCREASE IN NET ASSETS	174,641	3,636,577

NET ASSETS
Beginning of year	32,729,954	29,093,377
End of year	$32,904,595	$32,729,954

UNDISTRIBUTED NET INVESTMENT INCOME	$—	$27,239

CAPITAL SHARE ACTIVITY
Shares sold	184,087	467,416
Shares reinvested	84,650	83,841
Shares redeemed	(277,154)	(237,160)
Net increase (decrease) in shares outstanding	(8,417)	314,097
Shares outstanding, beginning of year	3,194,837	2,880,740
Shares outstanding, end of year	3,186,420	3,194,837

See accompanying notes to financial statements.

26

THE JAMESTOWN BALANCED FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2010	2009	2008	2007	2006
Net asset value at beginning of year	$10.09	$12.95	$14.53	$14.97	$14.92

Income (loss) from investment operations:
Net investment income	0.22	0.25	0.26	0.27	0.26
Net realized and unrealized gains (losses) on investments	2.04	(2.91)	0.27	0.69	1.06
Total from investment operations	2.26	(2.66)	0.53	0.96	1.32

Less distributions:
Dividends from net investment income	(0.24)	(0.20)	(0.28)	(0.29)	(0.27)
Distributions from net realized gains	—	—	(1.83)	(1.11)	(1.00)
Total distributions	(0.24)	(0.20)	(2.11)	(1.40)	(1.27)

Net asset value at end of year	$12.11	$10.09	$12.95	$14.53	$14.97

Total return (a)	22.56%	(20.75% )	2.97%	6.57%	9.14%

Net assets at end of year (000’s)	$22,183	$21,072	$32,058	$45,460	$56,879

Ratio of gross expenses to average net assets	1.20%	1.14%	1.01%	0.94%	0.93%

Ratio of net expenses to average net assets (b)	1.11%	1.05%	0.95%	0.89%	0.89%

Ratio of net investment income to average net assets	1.98%	2.10%	1.71%	1.80%	1.72%

Portfolio turnover rate	40%	43%	30%	40%	49%
(a)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.

27

THE JAMESTOWN EQUITY FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2010	2009	2008	2007	2006
Net asset value at beginning of year	$11.01	$16.68	$18.12	$18.45	$17.69

Income (loss) from investment operations:
Net investment income	0.10	0.08	0.08	0.10	0.07
Net realized and unrealized gains (losses) on investments	3.64	(5.68)	0.20	1.15	2.11
Total from investment operations	3.74	(5.60)	0.28	1.25	2.18

Less distributions:
Dividends from net investment income	(0.08)	—	(0.08)	(0.10)	(0.07)
Distributions from net realized gains	—	—	(1.50)	(1.48)	(1.35)
Return of capital	—	(0.07)	(0.14)	—	—
Total distributions	(0.08)	(0.07)	(1.72)	(1.58)	(1.42)

Net asset value at end of year	$14.67	$11.01	$16.68	$18.12	$18.45

Total return (a)	33.96%	(33.63% )	0.94%	6.92%	12.69%

Net assets at end of year (000’s)	$26,534	$18,790	$32,317	$37,128	$42,770

Ratio of gross expenses to average net assets	1.16%	1.15%	0.99%	0.97%	0.97%

Ratio of net expenses to average net assets (b)	1.12%	1.10%	0.95%	0.91%	0.92%

Ratio of net investment income to average net assets	0.78%	0.56%	0.38%	0.52%	0.36%

Portfolio turnover rate	59%	69%	46%	53%	60%

(a)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.

28

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2010	2009		2008	2007	2006
Net asset value at beginning of year	$10.24	$10.10		$10.06	$10.05	$10.22

Income (loss) from investment operations:
Net investment income	0.30	0.34		0.36	0.37	0.36
Net realized and unrealized gains (losses) on investments	0.11	0.13		0.05	0.01	(0.17)
Total from investment operations	0.41	0.47		0.41	0.38	0.19

Less distributions:
Dividends from net investment income	(0.31)	(0.33)		(0.36)	(0.36)	(0.36)
Distributions from net realized gains	(0.01)	(0.00	)(b)	(0.01)	(0.01)	—
Total distributions	(0.32)	(0.33)		(0.37)	(0.37)	(0.36)

Net asset value at end of year	$10.33	$10.24		$10.10	$10.06	$10.05

Total return (a)	4.04%	4.77%		4.09%	3.85%	1.83%

Net assets at end of year (000’s)	$32,905	$32,730		$29,093	$28,981	$30,421

Ratio of gross expenses to average net assets	0.75%	0.77%		0.77%	0.75%	0.73%

Ratio of net expenses to average net assets	0.69%	0.69%		0.69%	0.69%	0.69%

Ratio of net investment income to average net assets	2.89%	3.31%		3.54%	3.66%	3.50%

Portfolio turnover rate	16%	10%		13%	10%	22%

(a)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Amount rounds to less than a penny per share.

See accompanying notes to financial statements.

29

THE JAMESTOWN FUNDS NOTES TO FINANCIAL STATEMENTS March 31, 2010

1. Organization and Significant Accounting Policies

The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund (individually, a “Fund,” and, collectively, the “Funds”) are each a no-load series of Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not included in this report.

The Jamestown Balanced Fund’s investment objectives are long-term growth of capital and income through investment in a portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The Jamestown Equity Fund’s investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks and other equity securities. Current income is incidental to this objective and may not be significant.

The Jamestown Tax Exempt Virginia Fund’s investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase and enhance the value of a shareholder’s investment.

The following is a summary of the Funds’ significant accounting policies:

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are generally valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Short-term instruments (those with remaining maturities of 60 days or less) may be valued at amortized cost, which approximates market value.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using methods consistent with those established by and under the general supervision of the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

30

THE JAMESTOWN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – other significant observable inputs

• Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The following is a summary of the inputs used to value each Fund’s investments as of March 31, 2010 by security type:

The Jamestown Balanced Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$15,159,590	$—	$—	$15,159,590
U.S. Treasury & Agency Bonds	—	1,355,434	—	1,355,434
Mortgage-Backed Securities	—	1,256,259	—	1,256,259
Corporate Bonds	—	4,247,942	—	4,247,942
Money Market Funds	—	217,353	—	217,353
Total	$15,159,590	$7,076,988	$—	$22,236,578

The Jamestown Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$25,816,060	$—	$—	$25,816,060
Money Market Funds	—	169,548	—	169,548
Repurchase Agreements	—	705,175	—	705,175
Total	$25,816,060	$874,723	$—	$26,690,783

The Jamestown Tax Exempt Virginia Fund	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$31,721,500	$—	$31,721,500
Money Market Funds	—	794,235	—	794,235
Total	$—	$32,515,735	$—	$32,515,735

Refer to The Jamestown Balanced Fund’s and The Jamestown Equity Fund’s Schedule of Investments for a listing of the common stocks and corporate bonds valued using Level 1 and Level 2 inputs by sector type.

Repurchase agreements — The Funds may enter into repurchase agreements. A repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time a Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase

31

THE JAMESTOWN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

agreement. In addition, the Funds actively monitor and seek additional collateral, as needed. If the seller defaults, the fair value of the collateral may decline and realization of the collateral by the Funds may be delayed or limited.

Share valuation — The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Distributions to shareholders — Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of The Jamestown Balanced Fund and The Jamestown Equity Fund. Dividends arising from net investment income are declared daily and paid monthly to shareholders of The Jamestown Tax Exempt Virginia Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature.

The tax character of distributions paid during the years ended March 31, 2010 and March 31, 2009 was as follows:

	Years Ended	Ordinary Income	Long-Term Capital Gains	Exempt- Interest Dividends	Return of Capital	Total Distributions
The Jamestown Balanced Fund	3/31/10	$464,931	$—	$—	$—	$464,931
	3/31/09	$449,455	$—	$—	$—	$449,455
The Jamestown Equity Fund	3/31/10	$134,788	$—	$—	$—	$134,788
	3/31/09	$—	$—	$—	$127,900	$127,900
The Jamestown Tax Exempt Virginia Fund	3/31/10	$2,107	$38,697	$991,361	$—	$1,032,165
	3/31/09	$—	$3,442	$990,933	$—	$994,375

Security transactions — Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Securities traded on a “to-be-announced” basis — The Jamestown Balanced Fund may trade securities on a “to-be-announced” (“TBA”) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Common expenses — Common expenses of the Trust are allocated among the series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

32

THE JAMESTOWN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — It is each Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of distributable earnings at March 31, 2010 was as follows:

	The Jamestown Balanced Fund	The Jamestown Equity Fund	The Jamestown Tax Exempt Virginia Fund
Cost of portfolio investments	$18,093,384	$20,755,942	$31,196,666
Gross unrealized appreciation	$4,269,391	$6,147,193	$1,345,195
Gross unrealized depreciation	(126,197)	(212,352)	(26,126)
Net unrealized appreciation on investments	4,143,194	5,934,841	1,319,069
Undistributed ordinary income	18,855	43,196	—
Undistributed tax exempt income	—	—	12,466
Undistributed long-term gains	—	—	19,652
Capital loss carryforwards	(1,681,314)	(3,234,415)	—
Post-October losses	(109,105)	(395,303)	—
Other temporary differences	(12,024)	—	(12,073)
Total distributable earnings	$2,359,606	$2,348,319	$1,339,114

The difference between the federal income tax cost of portfolio investments and the Schedule of Investments cost for The Jamestown Balanced Fund and The Jamestown Equity Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales and/or differing methods in the amortization of market discount and premium on fixed income securities.

As of March 31, 2010, The Jamestown Balanced Fund and The Jamestown Equity Fund had the following capital loss carryforwards for federal income tax purposes:

33

THE JAMESTOWN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

	Amount	Expires March 31,
The Jamestown Balanced Fund	$931,525	2017
	749,789	2018
	$1,681,314

The Jamestown Equity Fund	$1,615,894	2017
	1,618,521	2018
	$3,234,415

In addition, The Jamestown Balanced Fund and The Jamestown Equity Fund had net realized capital losses of $109,105 and $395,303, respectively, during the period November 1, 2009 through March 31, 2010, which are treated for federal income tax purposes as arising during the Funds’ tax year ending March 31, 2011. These capital loss carryforwards and “post-October” losses may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders.

For the year ended March 31, 2010, The Jamestown Balanced Fund reclassified $10,106 of overdistributed net investment income against accumulated net realized losses on the Statements of Assets and Liabilities due to permanent differences in the recognition of capital gains or losses under income tax regulations and GAAP. These differences are primarily due to the tax treatment of certain debt obligations and paydown adjustments. Such reclassification had no effect on the Fund’s net assets or net asset value per share.

For the year ended March 31, 2010, The Jamestown Tax Exempt Virginia Fund reclassified $1,766 of undistributed net investment income against undistributed net realized gains on the Statements of Assets and Liabilities due to permanent differences in the recognition of capital gains or losses under income tax regulations and GAAP. These differences are primarily due to the tax treatment of certain debt obligations. Such reclassification had no effect on the Fund’s net assets or net asset value per share.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (tax years ended March 31, 2007 through March 31, 2010) of each Fund and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

2. Investment Transactions

Investment transactions, other than short-term investments and U.S. government securities, were as follows for the year ended March 31, 2010:

	The Jamestown Balanced Fund	The Jamestown Equity Fund	The Jamestown Tax Exempt Virginia Fund
Purchase of investment securities	$8,795,971	$14,964,046	$5,476,342
Proceeds from sales and maturities of investment securities	$9,466,171	$12,959,821	$5,035,085

34

THE JAMESTOWN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

3. Transactions with Affiliates

INVESTMENT ADVISORY AGREEMENT
Each Fund’s investments are managed by Lowe, Brockenbrough & Company, Inc. (the “Adviser”) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Jamestown Balanced Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .65% of its average daily net assets up to $250 million, .60% of the next $250 million of such assets and .55% of such assets in excess of $500 million. The Jamestown Equity Fund pays the Adviser a fee at an annual rate of .65% of its average daily net assets up to $500 million and .55% of such assets in excess of $500 million. The Jamestown Tax Exempt Virginia Fund pays the Adviser a fee at an annual rate of .40% of its average daily net assets up to $250 million, .35% of the next $250 million of such assets and .30% of such assets in excess of $500 million. Certain Trustees and officers of the Trust are also officers of the Adviser.

During the year ended March 31, 2010, the Adviser voluntarily undertook to limit the total annual operating expenses of The Jamestown Tax Exempt Virginia Fund to .69% of average daily net assets. Accordingly, the Adviser voluntarily waived $19,113 of the Fund’s investment advisory fees during the year ended March 31, 2010.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (“Ultimus”), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each Fund at an annual rate of .15% of its average daily net assets up to $25 million; .125% of the next $25 million of such assets; and .10% of such assets in excess of $50 million. The Jamestown Balanced Fund and The Jamestown Equity Fund are each subject to a minimum monthly fee of $4,000. The Jamestown Tax Exempt Virginia Fund is subject to a minimum monthly fee of $3,500. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPLIANCE CONSULTING AGREEMENT
Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust’s Chief Compliance Officer and to administer the Funds’ compliance policies and procedures. For these services, the Funds pay Ultimus an annual base fee of $18,600 plus an asset-based fee equal to 0.01% per annum on the Funds’ aggregate net assets in excess of $100 million. In addition, the Funds reimburse Ultimus for reasonable out-of-pocket expenses, if any, incurred in connection with these services.

35

THE JAMESTOWN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

4. Brokerage Arrangement

In order to reduce the total operating expenses of The Jamestown Balanced Fund and The Jamestown Equity Fund, a portion of each Fund’s operating expenses have been paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of expenses by the broker-dealer is based on a percentage of commissions earned.

Expenses reimbursed through the brokerage arrangement totaled $18,000 and $11,000 for The Jamestown Balanced Fund and The Jamestown Equity Fund, respectively, for the year ended March 31, 2010.

5. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

7. Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 31, 2009 and others for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on the Funds’ financial statement disclosures.

36

THE JAMESTOWN FUNDS REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The Jamestown Balanced Fund,
The Jamestown Equity Fund,
and The Jamestown Tax Exempt Virginia Fund of the Williamsburg Investment Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Jamestown Balanced Fund, The Jamestown Equity Fund, and The Jamestown Tax Exempt Virginia Fund (the “Funds”) (each a series of the Williamsburg Investment Trust), as of March 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund, and The Jamestown Select Fund at March 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
May 27, 2010

37

THE JAMESTOWN FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

Trustee		Address	Age	Position Held with the Trust	Length of Time Served
*	Charles M. Caravati, Jr.	931 Broad Street Road Manakin-Sabot, VA	73	Chairman and Trustee	Since June 1991
*	Austin Brockenbrough III	1802 Bayberry Court, Suite 400 Richmond, VA	73	Trustee and Vice President	Since September 1988
*	John T. Bruce	800 Main Street Lynchburg, VA	56	Trustee	Since September 1988
	Robert S. Harris	100 Darden Boulevard Charlottesville, VA	60	Trustee	Since January 2007
	J. Finley Lee, Jr.	448 Pond Apple Drive North Naples, FL	70	Trustee	Since September 1988
	Richard L. Morrill	University of Richmond Richmond, VA	70	Trustee	Since March 1993
	Harris V. Morrissette	100 Jacintoport Boulevard Saraland, AL	50	Trustee	Since March 1993
	Samuel B. Witt III	302 Clovelly Road Richmond, VA	74	Trustee	Since November 1988
	Charles M. Caravati III	1802 Bayberry Court, Suite 400 Richmond, VA	45	President, Jamestown Balanced Fund and Jamestown Equity Fund	Since January 1996
	Joseph A. Jennings, III	1802 Bayberry Court, Suite 400 Richmond, VA	47	President, Jamestown Tax Exempt Virginia Fund	Since July 2005
	Lawrence B. Whitlock, Jr.	1802 Bayberry Court, Suite 400 Richmond, VA	62	Vice President, Jamestown Balanced Fund and Jamestown Equity Fund	Since February 2002
	Connie R. Taylor	1802 Bayberry Court, Suite 400 Richmond, VA	60	Vice President, Jamestown Balanced Fund and Jamestown Equity Fund	Since March 1993
	Robert G. Dorsey	225 Pictoria Drive, Suite 450 Cincinnati, OH	53	Vice President	Since November 2000
	Mark J. Seger	225 Pictoria Drive, Suite 450 Cincinnati, OH	48	Treasurer	Since November 2000
	John F. Splain	225 Pictoria Drive, Suite 450 Cincinnati, OH	53	Secretary	Since November 2000
	Tina H. Bloom	225 Pictoria Drive, Suite 450 Cincinnati, OH	41	Chief Compliance Officer	Since August 2006

*
Messrs. Bruce and Brockenbrough, as affiliated persons of investment advisers to the Trust, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III.

38

THE JAMESTOWN FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Each Trustee oversees nine series of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of the Adviser. He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O’Grady & Co., Inc. (a global asset manager).

John T. Bruce is a Principal of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

Robert S. Harris is the C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was previously the dean at Darden. Professor Harris has published widely on corporate finance, financial markets and mergers and acquisitions and has served as a consultant to corporations and government agencies.

J. Finley Lee, Jr. is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina.

Richard L. Morrill serves as President of the Teagle Foundation (charitable foundation) and Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (specialty chemicals manufacturer).

Harris V. Morrissette is President of China Doll Rice and Beans Inc. and Dixie Lily Foods. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company). In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Samuel B. Witt III is the retired Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

Charles M. Caravati III is a Managing Director of the Adviser.

Joseph A. Jennings, III is Vice President and a Portfolio Manager of the Adviser.

Lawrence B. Whitlock, Jr. is a Managing Director of the Adviser.

Connie R. Taylor is an Administrator of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

39

THE JAMESTOWN FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Tina H. Bloom is Vice President of Administration of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-866-738-1126.

FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the fiscal year ended March 31, 2010. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Jamestown Balanced Fund and The Jamestown Equity Fund intend to designate up to a maximum amount of $464,931 and $134,788, respectively, as taxed at a maximum rate of 15%. The Jamestown Tax Exempt Virginia Fund designates $38,304 as long-term gain distributions. For the fiscal year ended March 31, 2010, 51% and 100% of the dividends paid from ordinary income by The Jamestown Balanced Fund and The Jamestown Equity Fund, respectively, qualified for the dividends received deduction for corporations.

As required by federal regulations, complete information will be computed and reported in conjunction with your 2010 Form 1099-DIV.

40

THE JAMESTOWN FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2009 through March 31, 2010).

The table below illustrates each Fund’s costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

41

THE JAMESTOWN FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During Period*
The Jamestown Balanced Fund
Based on Actual Fund Return	$1,000.00	$1,073.10	$5.79
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.35	$5.64
The Jamestown Equity Fund
Based on Actual Fund Return	$1,000.00	$1,099.00	$5.49
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.70	$5.29
The Jamestown Tax Exempt Virginia Fund
Based on Actual Fund Return	$1,000.00	$ 998.60	$3.44
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.49	$3.48

*
Expenses are equal to the Funds’ annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

The Jamestown Balanced Fund	1.12%
The Jamestown Equity Fund	1.05%
The Jamestown Tax Exempt Virginia Fund	0.69%

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings of the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-866-738-1126. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

42

THE JAMESTOWN FUNDS DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At an in-person meeting held on February 9, 2010, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of the Investment Advisory Agreements with the Adviser on behalf of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund. Below is a discussion of the factors considered by the Board of Trustees along with their conclusions with respect thereto that formed the basis for the Board’s approvals.

In selecting the Adviser and approving the continuance of the Investment Advisory Agreements, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of the Adviser.

The Trustees’ evaluation of the quality of the Adviser’s services took into account their knowledge and experience gained through meetings with and reports of the Adviser’s senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds was considered. Each Fund’s performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives and to the Adviser’s comparably managed private accounts. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, were considered in light of the Funds’ compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds’ independent public accounting firm in periodic meetings with the Trust’s Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the Investment Advisory Agreements, the Trustees compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives as well as the private accounts managed by the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser’s profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called “fallout” benefits to the Adviser, such as the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds’ securities transactions. The Trustees also reviewed the revenue sharing arrangements relating to the Funds, whereby fees are paid by the Adviser to various intermediaries that direct assets to the Funds. In evaluating the Funds’ advisory fees, the Trustees took into account the complexity and quality of the investment management of the Funds.

Based upon their review of this information, the Independent Trustees concluded that: (i) upon consideration of the 2009 performance and the longer term performance of The Jamestown

43

THE JAMESTOWN FUNDS DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

Balanced Fund and The Jamestown Equity Fund, in light of the Adviser’s investment approach and each Fund’s investment objective, as well as the services provided to shareholders, the Adviser has provided satisfactory services to the Funds; (ii) although the short-term and long-term performance of The Jamestown Tax Exempt Virginia Fund has lagged its benchmark index and the average returns for comparably managed mutual funds, the Fund is managed in a conservative investment style and is not managed to correlate to any particular index, and the Independent Trustees believe that the Fund has satisfactorily met the goal of providing tax-exempt income with limited exposure to credit and maturity risks; (iii) the investment advisory fees of each Fund are competitive with comparably managed funds and each Fund’s total operating expense ratio is competitive with (and, in the case of The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund, significantly lower than) the average expense ratio for comparably managed funds, according to statistics derived from Morningstar, Inc.; and (iv) the Adviser’s commitment to cap overall operating expenses of The Jamestown Tax-Exempt Virginia Fund by waiving a portion of its investment advisory fees has enabled such Fund to increase returns for its shareholders and to maintain an overall expense ratio that is competitive with the average for similarly managed funds, despite the small size of the Fund. Given the current size of the Funds and their expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the “fallout” benefits to, and the profitability of, the Adviser with respect to the Funds, but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreements. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to continue its Investment Advisory Agreement without modification to its terms, including the fees charged for services thereunder

44

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THE JAMESTOWN FUNDS

Investment Adviser
Lowe, Brockenbrough & Company, Inc.
1802 Bayberry Court
Suite 400
Richmond, Virginia 23226
www.jamestownfunds.com

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
(Toll-Free) 1-866-738-1126

Independent Registered
Public Accounting Firm
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

Legal Counsel
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

Board of Trustees
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
Robert S. Harris
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette
Samuel B. Witt, III

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The name of the audit committee financial expert is Dr. Robert S. Harris.  Dr. Harris is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $125,200 and $136,310 with respect to the registrant’s fiscal years ended March 31, 2010 and 2009, respectively.

(b)
Audit-Related Fees.  No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. No fees were billed in either of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)
The audit committee has adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.  Pursuant to the pre-approval policies and procedures, the audit committee has pre-approved certain audit, audit-related and tax services and has established, with respect to each fiscal year of the registrant, the following maximum fee levels for services covered under the pre-approval policies and procedures:

•
Services, relating to a new series or class of a series, associated with SEC registration statements, periodic reports and other documents filed by the registrant with the SEC or other documents issued by the registrant in connection with securities offerings and assistance in responding to SEC comment letters—$5,000

•
Consultations with management of the registrant, not in connection with an audit, as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB or other regulatory or standard setting bodies—$5,000

•	All tax services provided to the registrant in the aggregate—$5,000

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
No non-audit fees were billed in either of the last two fiscal years by the registrant’s principal accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Nominating Committee shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee.  The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officers and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)  Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Williamsburg Investment Trust

By (Signature and Title)*		/s/ John F. Splain
John F. Splain, Secretary
Date	June 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ John T. Bruce
John T. Bruce, President (FBP Value Fund and FBP Balanced Fund)
Date	June 2, 2010

By (Signature and Title)*		/s/ Thomas W. Leavell
Thomas W. Leavell, President (The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund)
Date	June 2, 2010

By (Signature and Title)*		/s/ Charles M. Caravati III
Charles M. Caravati III, President (The Jamestown Balanced Fund and The Jamestown Equity Fund)
Date	June 2, 2010

By (Signature and Title)*		/s/ Joseph A. Jennings III
Joseph A. Jennings III, President
(The Jamestown Tax Exempt Virginia Fund)
Date	June 2, 2010

By (Signature and Title)*		/s/ John P. Ackerly, IV
John P. Ackerly, IV, President
(The Davenport Core Fund)
Date	June 2, 2010

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer
Date	June 2, 2010

* Print the name and title of each signing officer under his or her signature.